    Salomon Brothers
    Variable Series Funds Inc


   Annual
   Report
   2002

   DECEMBER 31, 2002

..  INVESTORS FUND


[GRAPHIC]

[PHOTO]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Letter From the Chairman


DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable Investors Fund ("Fund"),/1/ replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,
/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer

[PHOTO]
R. Jay Gerken
Chairman, President and Chief Executive Officer

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation.

[PHOTO]

             [GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Letter From the Manager


PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned negative 23.05%. In comparison, the S&P 500 Index ("S&P 500")/1/ and the Lipper Inc./2/ peer group average of variable annuity large-cap value funds returned negative 22.09% and negative 18.57%, respectively, for the same period.

INVESTMENT STRATEGY

The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

PORTFOLIO MANAGER MARKET OVERVIEW

Two thousand and two was a year that most investors would like to forget. Despite a strong fourth-quarter performance, the major U.S. equity market indices finished in the red for the third year in a row. The S&P 500 declined 22.09% for the full year, and the Nasdaq Composite Index ("Nasdaq")/3/ fell 31.53% for the same period. To illustrate the magnitude of the bear market that we have experienced over the past three years, the S&P 500 declined 49.15% from the market's peak in March 2000 to its trough on October 9, 2002, which exceeded the sell-off reached during the 1973-1974 bear market. At the market's trough in October, the S&P 500 had reached a five-year low and the Nasdaq had reached a six-year low.

In the first half of the year, we believe that investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major market indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also affected investor sentiment.

--------
1 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index 2 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended December 31, 2002, calculated among 65 funds in the large-cap value funds category with reinvestment of dividends and capital gains.
3 The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

[PHOTO]


John Cunningham
John B. Cunningham
Executive Vice President

For the full year, technology and telecommunications stocks led the market's drop yet again, accounting for approximately one-third of the S&P 500's total decline. Although the technology and telecommunications sectors rallied sharply in the fourth quarter, both sectors ended the entire year down more than 30%. All sectors of the S&P 500 posted negative returns for the year, but the basic materials, energy, transportation, consumer staples and financials sectors outperformed other sectors of the S&P 500 on a relative basis.

U.S. Treasury securities were the major beneficiary of the continued equity market fallout. The yield on the 10-year U.S. Treasury note fell from 5.04% at the beginning of the year to 3.82% at year-end. In October, its yield reached 3.60%, its lowest level in more than 40 years. In November, the U.S. Federal Reserve Board ("Fed") made its first change of the calendar year, reducing the federal funds rate ("fed funds rate")/4/ by 50 basis points/5/ to 1.25%, also a 40-year low.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund had a challenging year. Although we avoided many of the high-profile "blow-ups," several companies that the Fund did own were dragged down because of investors' aversion to sectors related to these "blow-ups." The Fund's underperformance relative to its peer group was primarily due to security selection in the utilities sector.

In the utilities sector, the Fund's exposure to El Paso Corp. and Williams
Cos., Inc. penalized our performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies in the past year. We sold the Fund's Williams position in the early summer but continued to hold El Paso due to its stronger balance sheet and more attractive asset profile. In the fall, however, El Paso came under further pressure after an administrative law judge in the Federal Energy Regulatory Commission ruled that the company withheld capacity on its natural gas pipeline during the California energy crisis. The judge's recommendation subsequently went before the full commission for a hearing in December; their decision should be announced in early 2003. Despite El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile and implications of an adverse ruling by the commission.

--------
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 A basis point is one one-hundredth (1/100 or 0.01) of one percent.

The Fund's technology holdings also detracted from performance this year. Throughout the spring and summer, we continued to add modestly to the Fund's technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could continue to decline in price, but we wanted to position the Fund's portfolio to outperform when these stocks recovered. This strategy paid off in the fourth quarter as the technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the portfolio's technology holdings in the fourth quarter due to increased valuations.

Healthcare proved to be a bright spot in the portfolio this year. Three of the Fund's top five contributors came from the pharmaceutical group, including Pharmacia Corp., Novartis A.G. ADR and Eli Lilly & Co. Pharmacia benefited from a takeover offer from Pfizer Inc., which the Fund also owned. We are excited about the prospects of this merger and continue to own shares in both companies. In the summer, we added to the Fund's healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis and Eli Lilly. We still favor the healthcare sector.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Given current interest rate levels and equity market valuations, we remain constructive on the U.S. equity market. We believe that steady economic growth, low levels of inflation and an improvement in corporate profits should lead to higher equity market levels. Although selected economic reports in the month of December have brought into question the sustainability of the recovery, we still expect continued economic growth, albeit at a slower pace than we had previously envisioned. However, we will continue to monitor consumer data carefully. The consumer has sustained the economic recovery thus far, and the question remains how much longer the consumer can continue doing so.

The recent resignations of Treasury Secretary Paul O'Neill and presidential economic adviser Lawrence Lindsey suggest that the Bush administration is taking a more proactive approach to the weak economy. Future possible stimulative measures proposed by the administration, coupled with the Fed's 50 basis-point reduction in the fed funds rate in November, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Fund's portfolio is well positioned in the current market environment.

Thank you for your investment in the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Investors Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ John B. Cunningham

John B. Cunningham
Executive Vice President

January 14, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

The graph to the right depicts the performance of the Investors Fund versus the S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE INVESTORS FUND
 Comparison of $10,000 Investment in the Fund with S&P 500 Index

                                    [CHART]

                 Investors Fund    S&P 500 Index
                 --------------    -------------
    2/17/98        $10,000            $10,000
    12/98           11,055             12,179
    12/99           12,343             14,738
    12/00           14,224             13,396
    12/01           13,634             11,805
    12/31/02        10,491              9,197


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain  Return of  Total
Year Ended             of Year  of Year Dividends Distributions  Capital  Returns+
-----------------------------------------------------------------------------------
12/31/02               $12.79   $ 9.71    $0.13       $0.00       $0.00    (23.05)%
-----------------------------------------------------------------------------------
12/31/01                13.59    12.79     0.09        0.16        0.00     (4.15)
-----------------------------------------------------------------------------------
12/31/00                12.23    13.59     0.10        0.41        0.00     15.24
-----------------------------------------------------------------------------------
12/31/99                11.01    12.23     0.06        0.00        0.00     11.65
-----------------------------------------------------------------------------------
2/17/98** -- 12/31/98   10.00    11.01     0.05        0.00        0.00*    10.55++
-----------------------------------------------------------------------------------
Total                                     $0.43       $0.57       $0.00*
-----------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Year Ended 12/31/02                 (23.05)%
-------------------------------------------
2/17/98** through 12/31/02            0.99
-------------------------------------------

 Cumulative Total Return+ (unaudited)

2/17/98** through 12/31/02                   4.91%
-------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Amount represents less than $0.01 per share.
 ** Commencement of operations.

          Schedule of Investments
          December 31, 2002



Shares                        Security                             Value
----------------------------------------------------------------------------
COMMON STOCK -- 96.4%
Banking -- 9.0%
 43,800 Bank of America Corp.................................. $   3,047,166
140,400 The Bank of New York Co., Inc.........................     3,363,984
121,500 FleetBoston Financial Corp............................     2,952,450
177,600 U.S. Bancorp..........................................     3,768,672
 86,500 Wachovia Corp.........................................     3,152,060
 62,600 Wells Fargo & Co......................................     2,934,062
                                                               -------------
                                                                  19,218,394
                                                               -------------
Basic Industries -- 4.1%
149,300 Alcoa Inc.............................................     3,401,054
 78,700 The Dow Chemical Co...................................     2,337,390
 87,500 International Paper Co................................     3,059,875
                                                               -------------
                                                                   8,798,319
                                                               -------------
Capital Goods -- 2.8%
126,300 Honeywell International Inc...........................     3,031,200
 49,300 United Technologies Corp..............................     3,053,642
                                                               -------------
                                                                   6,084,842
                                                               -------------
Communications -- 7.8%
 57,280 AT&T Corp.............................................     1,495,581
593,900 AT&T Wireless Services Inc.+..........................     3,355,535
 92,650 Comcast Corp., Class A Shares+........................     2,183,760
 50,700 Comcast Corp., Special Class A Shares+................     1,145,313
 99,600 SBC Communications Inc................................     2,700,156
150,300 Verizon Communications Inc............................     5,824,125
                                                               -------------
                                                                  16,704,470
                                                               -------------
Consumer Cyclicals -- 8.7%
 78,800 Costco Wholesale Corp.+...............................     2,211,128
 97,500 Federated Department Stores, Inc.+....................     2,804,100
 47,000 Fortune Brands, Inc...................................     2,185,970
171,500 The Gap, Inc..........................................     2,661,680
125,200 The Home Depot, Inc...................................     2,999,792
 77,779 MGM MIRAGE+...........................................     2,564,374
106,900 Target Corp...........................................     3,207,000
                                                               -------------
                                                                  18,634,044
                                                               -------------
Consumer Non-Cyclicals -- 11.1%
 42,000 General Mills, Inc....................................     1,971,900
 75,400 Kimberly-Clark Corp...................................     3,579,238
464,913 Liberty Media Corp., Class A Shares+..................     4,156,322
197,700 McDonald's Corp.......................................     3,179,016
104,400 Philip Morris Cos. Inc.++.............................     4,231,332
 69,000 R.J. Reynolds Tobacco Holdings, Inc...................     2,905,590
165,700 Safeway Inc.+.........................................     3,870,752
                                                               -------------
                                                                  23,894,150
                                                               -------------
Energy -- 9.4%
 60,800 BP PLC Sponsored ADR..................................     2,471,520
 70,700 Burlington Resources Inc..............................     3,015,355
 30,300 ChevronTexaco Corp....................................     2,014,344
 56,228 ConocoPhillips........................................     2,720,873


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



 Shares                      Security                        Value
-----------------------------------------------------------------------
Energy -- 9.4% (continued)
   72,800 Marathon Oil Corp............................. $    1,549,912
   59,900 Royal Dutch Petroleum Co., NY Shares..........      2,636,798
   45,100 Total Fina Elf S.A., Sponsored ADR............      3,224,650
  107,400 Transocean Inc.+..............................      2,491,680
                                                         --------------
                                                             20,125,132
                                                         --------------
Financial Services -- 18.6%
   89,100 American Express Co...........................      3,149,685
   68,900 American International Group, Inc.............      3,985,865
   46,600 Freddie Mac...................................      2,751,730
   44,700 The Goldman Sachs Group, Inc..................      3,044,070
   33,500 The Hartford Financial Services Group, Inc....      1,521,905
  105,400 J.P. Morgan Chase & Co........................      2,529,600
  151,300 MBNA Corp.....................................      2,877,726
   98,100 Merrill Lynch & Co., Inc......................      3,722,895
   89,700 Morgan Stanley................................      3,580,824
   73,800 The St. Paul Cos., Inc........................      2,512,890
  163,600 Waddell & Reed Financial, Inc., Class A Shares      3,218,012
   87,600 Washington Mutual, Inc........................      3,024,828
   49,500 XL Capital Ltd., Class A Shares...............      3,823,875
                                                         --------------
                                                             39,743,905
                                                         --------------
Healthcare -- 8.5%
   74,800 HCA Inc.......................................      3,104,200
  102,900 Pfizer Inc....................................      3,145,653
   73,900 Pharmacia Corp................................      3,089,020
  176,800 Schering-Plough Corp..........................      3,924,960
  107,900 Tenet Healthcare Corp.+.......................      1,769,560
   85,700 Wyeth.........................................      3,205,180
                                                         --------------
                                                             18,238,573
                                                         --------------
Real Estate Investment Trust -- 1.6%
  139,300 Equity Office Properties Trust................      3,479,714
                                                         --------------
Technology -- 13.6%
  270,000 3Com Corp.+...................................      1,250,100
  246,202 Agere Systems Inc., Class B Shares+...........        344,683
  272,900 Comverse Technology, Inc.+....................      2,734,458
  267,200 Hewlett-Packard Co............................      4,638,592
   22,800 International Business Machines Corp..........      1,767,000
3,005,200 Lucent Technologies Inc.+*....................      3,786,552
   78,000 Micron Technology, Inc.+......................        759,720
  248,000 Motorola, Inc.*...............................      2,145,200
  150,800 National Semiconductor Corp.+.................      2,263,508
  251,000 Nokia Oyj, Sponsored ADR......................      3,890,500
  745,600 Solectron Corp.+..............................      2,646,880
  955,900 Sun Microsystems, Inc.+.......................      2,972,849
                                                         --------------
                                                             29,200,042
                                                         --------------
Utilities -- 1.2%
   52,900 Progress Energy, Inc..........................      2,293,215
   20,300 Xcel Energy, Inc.*............................        223,300
                                                         --------------
                                                              2,516,515
                                                         --------------
          TOTAL COMMON STOCK
          (Cost -- $242,657,915)........................    206,638,100
                                                         --------------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)


  Shares                          Security                            Value
-------------------------------------------------------------------------------
PREFERRED STOCK -- 2.8%
Consumer Cyclicals -- 2.8%
    37,400 Ford Motor Co., Capital Trust II, 6.500% due 1/15/32... $  1,527,790
   195,300 The News Corp. Ltd., Sponsored ADR.....................    4,423,545
                                                                   ------------
                                                                      5,951,335
                                                                   ------------
           TOTAL PREFERRED STOCK (Cost -- $6,796,525).............    5,951,335
                                                                   ------------

   Face
  Amount
-----------
CONVERTIBLE BONDS AND NOTES -- 0.3%
Communications -- 0.3%
$2,898,000 Charter Communications, Inc., 5.750% due 10/15/05
            (Cost -- $1,568,608)..................................      637,560
                                                                   ------------

REPURCHASE AGREEMENT -- 0.5%
 1,089,000 State Street Bank and Trust Co., 1.050% due 1/2/03;
            Proceeds at maturity -- $1,089,064; (Fully
            collateralized by U.S. Treasury Bonds, 9.250% due
            2/15/16; Market value -- $1,114,163)
            (Cost -- $1,089,000)..................................    1,089,000
                                                                   ------------
           TOTAL INVESTMENTS -- 100% (Cost -- $252,112,048**)..... $214,315,995
                                                                   ============

--------
 + Non-income producing security.
 ++Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
 * All or a portion of this security is on loan (See Note 7).
** Aggregate cost for Federal income tax purposes is $254,117,651.

   Abbreviation used in this schedule:
   ____________________________________
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2002


ASSETS:
  Investments, at value (Cost -- $252,112,048)...................... $214,315,995
  Cash..............................................................      614,174
  Collateral for securities on loan (Note 7)........................    4,817,202
  Receivable for securities sold....................................      598,489
  Dividends and interest receivable.................................      460,923
  Receivable for Fund shares sold...................................      115,907
  Deferred organization costs.......................................          812
                                                                     ------------
  Total Assets......................................................  220,923,502
                                                                     ------------
LIABILITIES:
  Payable for securities on loan (Note 7)...........................    4,817,202
  Payable for securities purchased..................................      631,508
  Management fee payable............................................      127,187
  Payable for Fund shares purchased.................................       65,437
  Administration fee payable........................................        9,085
  Accrued expenses..................................................       65,191
                                                                     ------------
  Total Liabilities.................................................    5,715,610
                                                                     ------------
Total Net Assets.................................................... $215,207,892
                                                                     ============
NET ASSETS:
  Par value of capital shares....................................... $     22,171
  Capital paid in excess of par value...............................  291,093,562
  Undistributed net investment income...............................       82,565
  Accumulated net realized loss from security transactions..........  (38,194,353)
  Net unrealized depreciation of investments and foreign currencies.  (37,796,053)
                                                                     ------------
Total Net Assets.................................................... $215,207,892
                                                                     ============
Shares Outstanding..................................................   22,171,098
                                                                     ------------
Net Asset Value, per share..........................................        $9.71
                                                                     ------------


                      See Notes to Financial Statements.

          Statement of Operations
          For the Year Ended December 31, 2002


   INVESTMENT INCOME:
     Dividends................................................. $  4,559,506
     Interest..................................................      398,035
     Less: Foreign withholding tax.............................      (40,212)
                                                                ------------
     Total Investment Income...................................    4,917,329
                                                                ------------
   EXPENSES:
     Management fee (Note 2)...................................    1,690,809
     Administration fee (Note 2)...............................      120,772
     Shareholder communications................................       56,299
     Custody...................................................       32,226
     Audit and legal...........................................       32,050
     Amortization of deferred organization costs...............        6,245
     Registration fees.........................................        5,000
     Directors' fees...........................................        4,227
     Shareholder and system servicing fees.....................          197
     Other.....................................................        6,961
                                                                ------------
     Total Expenses............................................    1,954,786
                                                                ------------
   Net Investment Income.......................................    2,962,543
                                                                ------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)..  (29,807,334)
      Foreign currency transactions............................           46
                                                                ------------
     Net Realized Loss.........................................  (29,807,288)
                                                                ------------
     Change in Net Unrealized Depreciation From:
      Security transactions....................................  (42,087,643)
      Foreign currency transactions............................           24
                                                                ------------
     Increase in Net Unrealized Depreciation...................  (42,087,619)
                                                                ------------
   Net Loss on Investments and Foreign Currencies..............  (71,894,907)
                                                                ------------
   Decrease in Net Assets From Operations...................... $(68,932,364)
                                                                ============

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended December 31,



                                                        2002          2001
                                                    ------------  ------------
 OPERATIONS:
  Net investment income............................ $  2,962,543  $  1,882,957
  Net realized loss................................  (29,807,288)   (6,598,135)
  Increase in net unrealized depreciation..........  (42,087,619)   (4,447,298)
                                                    ------------  ------------
  Decrease in Net Assets From Operations...........  (68,932,364)   (9,162,476)
                                                    ------------  ------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................   (2,866,363)   (1,895,869)
  Net realized gains...............................           --    (2,377,776)
                                                    ------------  ------------
  Decrease in Net Assets From Distributions to
    Shareholders...................................   (2,866,363)   (4,273,645)
                                                    ------------  ------------
 FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares.................   76,949,107   138,936,939
  Net asset value of shares issued in connection
    with the transfer of the Travelers Series
    Trust -- Jurika & Voyles Core Equity Portfolio
    (Note 8).......................................           --     4,416,692
  Net asset value of shares issued in connection
    with the transfer of the Travelers Series
    Trust -- Strategic Stock Portfolio (Note 8)....           --    11,788,660
  Net asset value of shares issued for
    reinvestment of dividends......................    2,866,363     4,273,645
  Cost of shares reacquired........................  (47,745,889)  (33,372,612)
                                                    ------------  ------------
  Increase in Net Assets From Fund Share
    Transactions...................................   32,069,581   126,043,324
                                                    ------------  ------------
 Increase (Decrease) in Net Assets.................  (39,729,146)  112,607,203
 NET ASSETS:
  Beginning of year................................  254,937,038   142,329,835
                                                    ------------  ------------
  End of year*..................................... $215,207,892  $254,937,038
                                                    ============  ============
 * Includes undistributed net investment income of:      $82,565            --
                                                    ============  ============



                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund,
Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2002, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager, and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of original issue or market discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

Notes to Financial Statements
(continued)



2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

SBAM also acts as administrator to the Fund. As compensation for its services, the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. For the year ended
December 31, 2002, SSB and its affiliates received brokerage commissions of $39,882.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.............................................. $165,722,077
                                                        ============
Sales.................................................. $119,473,979
                                                        ============

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation.......................... $  9,375,704
Gross unrealized depreciation..........................  (49,177,360)
                                                        ------------
Net unrealized depreciation............................ $(39,801,656)
                                                        ============

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements
(continued)



5. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written covered call or put option contracts.

6. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund did not hold any when-issued securities.

7. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund loaned securities having a market value of $3,171,719. The Fund received cash collateral amounting to $4,817,202 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2002 was $13,946.

Notes to Financial Statements
(continued)



8. Transfer of Net Assets

On October 26, 2001, the Fund acquired the assets and liabilities of the Travelers Series Trust -- Jurika & Voyles Core Equity Portfolio and Strategic Stock Portfolio ("Portfolios") pursuant to a plan of reorganization approved by Portfolios' shareholders on October 22, 2001. Total shares issued by the Fund, the total net assets of the Portfolios and total net assets of the Fund on the date of the transfer were as follows:

                                                   Shares Issued Total Net Assets  Total Net Assets
Acquired Portfolio                                  by the Fund  of the Portfolios   of the Fund
------------------                                 ------------- ----------------- ----------------
Jurika & Voyles Core Equity Portfolio.............    361,431       $ 4,416,692      $216,265,246
Strategic Stock Portfolio.........................    964,702        11,788,660       216,265,246

Total net assets of the Fund immediately after the transfer were $232,470,598. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fee allocated to the Fund was $450. Since the line of credit was established there have been no borrowings.

10. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $24,415,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                              2008       2009       2010
                                                           ---------- ---------- -----------
Carryforward amounts...................................... $1,353,000 $5,668,000 $17,394,000

In addition, the Fund had $11,761,841 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

11. Income Tax Information and Distributions to Shareholders

At December 31, 2002 the tax basis components of distributable earnings were:

                  Undistributed ordinary income $     70,498
                                                ============
                  Accumulated capital loss..... $(24,414,842)
                                                ============
                  Unrealized depreciation...... $(39,801,656)
                                                ============

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale and other loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

                      Ordinary income........ $ 2,866,363
                      Long-term capital gains          --
                                              -----------
                      Total.................. $2,866,363
                                              ===========

Notes to Financial Statements
(continued)



12. Capital Stock

At December 31, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
Shares sold.......................................     6,502,032        10,452,052
Net asset value of shares issued in connection
  with the transfer of the Travelers Series
  Trust -- Jurika & Voyles Core Equity Portfolio
  (Note 9)........................................            --           361,431
Net asset value of shares issued in connection
  with the transfer of the Travelers Series
  Trust -- Strategic Stock Portfolio (Note 9).....            --           964,702
Shares issued on reinvestment of dividends........       297,959           314,994
Shares reacquired.................................    (4,567,250)       (2,631,785)
                                                      ----------        ----------
Net Increase......................................     2,232,741         9,461,394
                                                      ==========        ==========

Financial Highlights


For a share of capital stock outstanding for the year ended December 31, unless otherwise noted:

                                                 2002       2001      2000      1999    1998(1)
                                              --------   --------   --------  -------  -------
Net Asset Value, Beginning of Year...........   $12.79     $13.59     $12.23   $11.01   $10.00
                                              --------   --------   --------  -------  -------
Income (Loss) From Operations:
 Net investment income (2)...................     0.14       0.09       0.10     0.06     0.05
 Net realized and unrealized gain (loss).....    (3.09)     (0.64)      1.77     1.22     1.01
                                              --------   --------   --------  -------  -------
Total Income (Loss) From Operations..........    (2.95)     (0.55)      1.87     1.28     1.06
                                              --------   --------   --------  -------  -------
Less Distributions From:
 Net investment income.......................    (0.13)     (0.09)     (0.10)   (0.06)   (0.05)
 Net realized gains..........................       --      (0.16)     (0.41)      --       --
 Capital.....................................       --         --         --       --    (0.00)*
                                              --------   --------   --------  -------  -------
Total Distributions..........................    (0.13)     (0.25)     (0.51)   (0.06)   (0.05)
                                              --------   --------   --------  -------  -------
Net Asset Value, End of Year.................   $ 9.71     $12.79     $13.59   $12.23   $11.01
                                              ========   ========   ========  =======  =======
Total Return (3).............................   (23.05)%    (4.15)%    15.24%   11.65%   10.55%++
Net Assets, End of Year (000s)............... $215,208   $254,937   $142,330  $52,542  $13,038
Ratios to Average Net Assets:
 Expenses (2)(4).............................     0.81%      0.82%      0.91%    0.98%    1.00%+
 Net investment income.......................     1.23       0.92       1.10     0.91     1.14+
Portfolio Turnover Rate......................       51%        40%        65%      51%      62%

--------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended
    December 31, 1998. In addition, SBAM reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                               Decrease in Net  Expense Ratios Without
                              Investment Income   Fee Waivers and/or
                                  Per Share     Expense Reimbursements
                              ----------------- ----------------------
          1999...............       $0.01                1.15%
          1998...............        0.04                2.07+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

          Report of Independent Accountants


To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Investors Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 17, 2003

          Additional Stockholder Information
          (unaudited)



Result of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc ("Investment Company") was held on August 19, 2002, for the purpose of considering and voting upon the election of Directors and the approval of certain amendments to the Charter. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

                 Nominees            Votes For  Votes Withheld
                 --------            ---------- --------------
                 Carol L. Colman.... 54,632,097   2,613,764
                 Daniel P. Cronin... 54,692,911   2,552,951
                 Leslie H. Gelb..... 54,532,645   2,713,217
                 Dr. Riordan Roett.. 54,628,086   2,617,776
                 Jeswald W. Salacuse 54,667,611   2,578,757
                 R. Jay Gerken...... 54,602,180   2,535,709
                 Heath B. McLendon.. 54,710,153   2,643,682

2. Approval of Amendments to the Charter

Stockholders considered and voted upon certain amendments to the Investment Company's Charter whereby the Investment Company, if authorized by the Directors and subject to applicable federal and state law, would be permitted to redeem shares of any series from a stockholder.

                   Votes For  Votes Against Votes Abstainted
                   ---------  ------------- ----------------
                   51,362,785   2,916,186      2,966,890

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Variable Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

          Additional Information
          (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Investment Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                               Number of
                                                                          Principal          Portfolios in
                                 Position(s) Held Term of Office*       Occupation(s)        Fund Complex       Other
                                 with Investment   and Length of         During Past          Overseen by   Directorships
Name, Address and Age                Company        Time Served          Five Years            Director    Held by Director
---------------------            ---------------- --------------- -------------------------- ------------- -----------------

Non-Interested Directors:

Carol L. Colman                      Director          Since      President, Colman               33             None
Colman Consulting Co., Inc.                            1998       Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                     Director          Since      Associate General               36             None
Pfizer Inc.                                            1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                       Director          Since      President, The Council on       32       Director of 2
The Council on Foreign Relations                       2002       Foreign Relations;                       registered
58 East 68th Street                                               formerly, Columnist,                     investment
New York, NY 10021                                                Deputy Editorial Page                    companies advised
Age 65                                                            Editor, Op-Ed Page,                      by Advantage
                                                                  The New York Times                       Advisers, Inc.
                                                                                                           ("Advantage")

Riordan Roett                        Director          Since      Professor and Director,         32       The Latin America
The Johns Hopkins University                           2002       Latin America Studies                    Equity Fund, Inc.
1740 Massachusetts Ave. NW                                        Program, Paul H. Nitze
Washington, DC 20036                                              School of Advanced
Age 64                                                            International Studies, The
                                                                  Johns Hopkins University

Jeswald W. Salacuse                  Director          Since      Henry J. Braker Professor       32       Director of 2
Tufts University--The Fletcher                         2002       of Commercial Law and                    registered
 School of Law & Diplomacy                                        formerly Dean, The                       investment
160 Packard Avenue                                                Fletcher School of Law &                 companies advised
Medford, MA 02155                                                 Diplomacy, Tufts                         by Advantage
Age 65                                                            University; formerly,
                                                                  Fulbright Distinguished
                                                                  Chair in Comparative
                                                                  Law, University of Trento,
                                                                  Italy

          Additional Information
          (unaudited) (continued)


                                                                                           Number of
                                                                      Principal          Portfolios in
                             Position(s) Held Term of Office*       Occupation(s)        Fund Complex       Other
                             with Investment   and Length of         During Past          Overseen by   Directorships
Name, Address and Age            Company        Time Served          Five Years            Director    Held by Director
---------------------        ---------------- --------------- -------------------------- ------------- ----------------
Interested Director:
R. Jay Gerken                Chairman,             Since      Managing Director of            227            None
Salomon Smith Barney Inc.    President and         2002       Salomon Smith Barney
399 Park Avenue, 4th Floor   Chief Executive                  Inc. ("SSB"); Chairman,
New York, NY 10022           Officer                          President and Chief
Age 51                                                        Executive Officer of Smith
                                                              Barney Fund Management
                                                              LLC ("SBFM"), Travelers
                                                              Investment Adviser, Inc.
                                                              ("TIA") and Citi Fund
                                                              Management Inc.

Officers:
Lewis E. Daidone             Executive Vice        Since      Managing Director of            N/A            N/A
SSB                          President and         2002       SSB; Chief Financial
125 Broad Street, 11th Floor Chief                            Officer and Treasurer of
New York, NY 10004           Administrative                   mutual funds affiliated
Age 45                       Officer                          with Citigroup Inc.;
                             Senior Vice           1998-      Director and Senior Vice
                             President and         2002       President of SBFM and
                             Treasurer                        TIA
Alan J. Blake                Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             2002       Salomon Brothers Asset
399 Park Avenue, 4th Floor                                    Management Inc
New York, NY 10022                                            ("SBAM)"
Age 52
James E. Craige              Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36
John B. Cunningham           Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 39
John G. Goode                Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             2002       SBAM
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable               Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             2002       SBAM
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 44

          Additional Information
          (unaudited) (continued)

                                                                                         Number of
                                                                     Principal         Portfolios in
                             Position(s) Held Term of Office*      Occupation(s)       Fund Complex       Other
                             with Investment   and Length of        During Past         Overseen by   Directorships
Name, Address and Age            Company        Time Served         Five Years           Director    Held by Director
---------------------        ---------------- --------------- ------------------------ ------------- ----------------

Michael A. Kagan              Executive Vice       Since      Managing Director of          N/A            N/A
SBAM                          President            2002       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Roger M. Lavan                Executive Vice       Since      Managing Director of          N/A            N/A
SBAM                          President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Beth A. Semmel                Executive Vice       Since      Managing Director of          N/A            N/A
SBAM                          President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby                Executive Vice       Since      Managing Director of          N/A            N/A
SBAM                          President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson          Executive Vice       Since      Managing Director of          N/A            N/A
SBAM                          President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Andrew Beagley                Vice President       Since      Director of SBAM              N/A            N/A
SBAM                          and Chief            2002
399 Park Avenue, 4th Floor    Anti-Money
New York, NY 10022            Laundering
Age 41                        Compliance
                              Officer

Frances M. Guggino            Controller           Since      Vice President of SSB         N/A            N/A
SSB                                                2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor            Secretary            Since      Managing Director of          N/A            N/A
SSB                                                1998       SSB; General Counsel and
300 First Stamford Place                                      Secretary of SBFM and
4th Floor                                                     TIA
Stamford, CT 06902
Age 52

--------
*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

          Tax Information
          (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

 . A corporate dividends received deduction of 100%.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN
RIORDAN ROETT
JESWALD W. SALACUSE

Officers
R. JAY GERKEN
    Chairman, President and
    Chief Executive Officer
LEWIS E. DAIDONE
    Executive Vice President and
    Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
MICHAEL A. KAGAN
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
ANDREW BEAGLEY
    Vice President and Chief
    Anti-Money Laundering
    Compliance Officer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                           -------------------
                              Salomon Brothers
                              -------------------
                                   Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022
                                                                        03-4458

       Salomon Brothers
       Variable Series Funds Inc



   Annual
   Report
   2002
   DECEMBER 31, 2002

..  CAPITAL FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Letter From the Chairman


[PHOTO]
R. Jay Gerken
Chairman, President and Chief Executive Officer

DEAR SHAREHOLDER:

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Variable Series Inc -- Salomon Brothers Variable Capital Fund ("Fund"),/1/ replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's managers by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

--------
1The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Letter From the Manager

 [PHOTO]
John G. Goode

John G. Goode
Portfolio
Manager and
Executive
Vice President

[PHOTO]
Peter Hable

Peter J. Hable
Portfolio
Manager and
Executive
Vice President

SPECIAL SHAREHOLDER NOTICE

The Fund underwent a change in portfolio managers during the period. Effective April 2002, John G. Goode and Peter J. Hable assumed management responsibility for the day-to-day operation of the Fund. John G. Goode, managing director of Salomon Brothers Asset Management Inc ("Manager") has been employed by Citigroup Inc. or its predecessor firms since 1969 and has 32 years of securities business experience. Peter J. Hable, managing director of the Manager, has been employed by Citigroup Inc. or its predecessor firms since 1983 and has 18 years of securities business experience.

INVESTMENT STRATEGY

The Fund seeks capital appreciation through investments in securities that the manager believes have above-average capital appreciation potential. The Fund invests primarily in equity securities of U.S. companies.

We believe the basic elements of our investment styles (Ross Margolies and team, the Fund's former portfolio managers vs. John Goode, Peter Hable and team) are similar. Our approach seeks to produce consistent absolute and relative performance over full market cycles. As is consistent with the former management team, our principal investment strategy emphasizes individual security selection while spreading the Fund's investments across industries, which may help to reduce risk. We seek to identify those stocks offering the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund returned negative 25.06%/1/. In comparison, the Russell 3000 Index/2/ returned negative 21.54% for the same period.

In early 2000, we advised clients to adopt a "technology free diet" and, in early 2002, we believed that -- with the Nasdaq Composite Index/3/ well below

--------
1 The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Fund.
2 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
3 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

2,000 compared to a high approaching 5,100 several years earlier --the sector was once again attractive. Although we believe technology stocks will do well over the next few years, we were premature in buying them in 2002. However, we believe the Fund is well positioned for the better market we envision in 2003.

PORTFOLIO MANAGER MARKET OVERVIEW

It is clear that the terrorist attacks of September 11, 2001 had a more lasting impact on business prospects in 2002 than many analysts originally thought. In addition, the final stages of the previous bull market included more than just excessive enthusiasm for common stocks and inflated valuations. A host of corporate governance issues developed within the business culture of the late 1990s that carried significant risk for investors. Accounting and other techniques were used to make companies' earnings look better than they were. Unfortunately, a few companies actually crossed the line into outright fraud. In early 2002, we already knew about Enron's troubles, and it was thought that this might be the only major "bad actor" in corporate America. However, with the WorldCom revelations in late June 2002, it became clear that there were other problems as well. As a result, valuations on Wall Street fell sharply, and there were few places to hide in the equity markets during the summer of 2002. (Please note that the Fund held neither Enron nor WorldCom in 2002.)

                                    [CHART]

                            Stock and Bond Funds Flow

Compounding these difficulties were substantial cash flows out of equity mutual funds. Instead, bond funds became the primary focus for many investors. In addition, risk-averse investors built up their holdings in money market funds. Although short-term interest rates approached 1%, a figure not seen in more than 40 years, money market fund assets as a percentage of the Wilshire 5000 Total Market Index ("Wilshire 5000 Index"),/4/ a very broad measure of the value of common stocks in the United States, reached 27%. In comparison, when short-term interest rates reached 20% about 20 years ago, money market fund assets comprised approximately 23% of the Wilshire 5000 Index.

                                    [CHART]

                    Money Market Fund Assets / Wilshire 5000 Index

PORTFOLIO MANAGER FUND OVERVIEW

Since the spring of 2002, economically sensitive companies have performed worse than consumer stocks. Industrials, technology companies, some consumer discretionary businesses and selected healthcare companies have fallen substantially more than the overall market. We believe that consumer stocks held up well in 2002 because of lower interest rates and the benefits of a record volume of mortgage refinancings, which put additional cash in consumers' pockets. Going forward, we believe that interest rates are probably near their lows for the next ten years, and consumer stocks may not benefit from additional rate reductions. In our opinion, economically sensitive stocks should do much better on a relative and absolute basis over the next few years.


--------
4The Wilshire 5000 Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

Although we believe that this investment strategy is the correct one for the next 3 to 5 years, it probably penalized the Fund's results in 2002. Stocks that we regarded as attractive became even more reasonably priced, especially during the second quarter. After generally avoiding technology stocks since early 2000, in 2002 we determined that many technology stocks had reached price levels that, in our opinion, made them attractive once again.

Accordingly, we began to add to our technology holdings in 2002. We initiated or added to positions in Intel Corp., Agilent Technologies, Inc., Solectron Corp., 3Com Corp., Unisys Corp., Nokia Oyj, LSI Logic Corp., Motorola, Inc., Taiwan Semiconductor Manufacturing Co. Ltd. and Lattice Semiconductor Corp. Many of these companies are so-called growth stocks,/5/ but their fall in price brought them into value-stock/6/ territory.

Other significant purchases during the year included Nippon Telegraph & Telephone Corp., which we believe to be one of the cheapest telephone companies in the world, Honeywell International Inc., Hasbro, Inc., Comcast Corp., Metro-Goldwyn-Mayer Inc., Abbott Laboratories, Cablevision Systems NY Group, AOL Time Warner Inc., The St. Paul Cos., Inc., Pfizer Inc., Eastman Kodak Co., Raytheon Co., Cabot Corp, Vulcan Materials Co., and SBC Communications Inc.

Significant sales or reductions during the year included Georgia-Pacific Corp., Golden State Bancshares, Countrywide Credit Industries, Inc., El Paso Corp., and Agere Systems Inc.

PORTFOLIO MANAGER OUTLOOK

We expect an improving stock market in 2003 to be driven by the monetary stimuli already in place as well as new fiscal initiatives. In a November 21, 2002, speech titled Deflation--Making Sure It Doesn't Happen Here, U.S. Federal Reserve Board ("Fed") Governor Ben Bernanke outlined steps the Fed could take to counter deflationary forces, if interest rates were effectively at zero. It is apparent that the Bush Administration and the Fed are committed to getting the economy moving again, and they appear willing to employ extraordinary means to accomplish this goal.

--------
5 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed-income investments but are subject to greater market fluctuations and risks.
6 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

Whether the U.S. moves into Iraq or not, we believe that the next step for oil prices is $20/barrel. For much of 2002, oil prices ranged between $28 and $30/barrel. If circumstances develop as we expect, lower oil prices may have the same effect on the world economy as a large tax reduction, especially within developing nations that are relatively dependent on oil. Currently, the prices of leading oil stocks appear to reflect prices of approximately $20/barrel.

A difficult market for U.S. Treasury bonds may develop in 2003 if, as we expect, interest rates move higher. Corporate and lower quality bonds may fare relatively well if reduced yield differences relative to U.S. Treasury securities, known as "spreads," offset rising interest rates. We believe that, with Treasury yields likely to move 75 to 100 basis points/7/ higher, so too should mortgage rates, which generally are linked to the yield of the 10-year Treasury bond. As a result, the housing market may be less robust in 2003 than in recent years. If our forecast is correct, money should begin to flow toward stocks and away from real estate and high-quality, fixed-income securities.

When severe bear markets end, several things typically occur. First, new market leadership emerges as an improving stock market differs in important ways from the previous bull-market cycle. Second, the market's improved performance is usually restrained relative to long-term norms. There is, however, one important exception: The initial advance coming out of a severe bear market is often quite substantial. After reaching a bottom followed the 1973 to 1974 bear market, the S&P 500 Index/8/ advanced 46% between December 6, 1974 and June 30, 1975. From there until early 1980, the market's annual gains averaged just 6.5%. Until now, the 1973 to 1974 market slump represented the "gold standard" for bear markets. However, we now believe the 2000 to 2002 bear market was worse in severity and duration.

We would not be surprised to see the market advance 25% sometime in 2003, which would represent sub-par performance in a historical context. When the initial market thrust is completed, we suspect that the market's average annual rise may be measured in the high single digits over the next few years.

--------
7A basis point is one one-hundredth (1/100 or 0.01) of one percent.
8The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

It is interesting to note that the Commodity Research Bureau Index ("CRB")/9/ and gold futures appear to be breaking 22-year downtrends. In addition, we believe that our 100-year "houses vs. stocks" chart currently shows a buy signal for houses. These data suggest that the U.S. dollar may weaken, interest rates may rise over the next few years and inflation may pick up in 2004-2005. If inflationary pressures affect producer prices, market sectors that stand to benefit include basic materials, machinery and other hard-assets industries that limited their capital expenditures over the last decade.

                                    [CHART]

                             Stocks vs. Real Estate

As stated earlier, we believe that economically sensitive stocks may perform especially well in 2003. If legislation to mitigate the double taxation of dividends passes, companies providing secure yields above 3% may also represent an attractive segment of the stock market.



--------
9The CRB is an index that measures the overall direction of commodity sectors.
 The CRB was designed to isolate and reveal the directional movement of prices in overall commodity trades. Please note that an investor cannot invest directly in an index.

Thank you for your investment in the Salomon Brothers Variable Series
Inc -- Salomon Brothers Variable Capital Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ John G. Goode        /s/ Peter J. Hable
John G. Goode            Peter J. Hable
Portfolio Manager and    Portfolio Manager and
Executive Vice President Executive Vice President

January 15, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002, and are subject to change.

The following graph depicts the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.


 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE CAPITAL FUND
 Comparison of $10,000 Investment in the Fund with the Russell 3000 Index

                  [CHART]

                Capital Fund  Russell 3000 Index
                ------------  ------------------
    2/17/98       $10,000          $10,000
      12/98        11,811           11,788
      12/99        14,420           14,246
      12/00        17,049           13,184
      12/01        17,374           11,674
    12/31/02       13,021            9,160

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                                Net Asset Value
                               -----------------
                               Beginning   End    Income   Capital Gain   Total
Year Ended                      of Year  of Year Dividends Distributions Returns+
----------------------------------------------------------------------------------
12/31/02                        $15.10   $11.26    $0.06       $0.00      (25.06)%
----------------------------------------------------------------------------------
12/31/01                         15.10    15.10     0.10        0.20        1.91
----------------------------------------------------------------------------------
12/31/00                         13.67    15.10     0.08        0.96       18.24
----------------------------------------------------------------------------------
12/31/99                         11.57    13.67     0.07        0.39       22.08
----------------------------------------------------------------------------------
2/17/98* -- 12/31/98             10.00    11.57     0.09        0.15       18.12++
----------------------------------------------------------------------------------
Total                                              $0.40       $1.70
----------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Year Ended 12/31/02                                                       (25.06)%
----------------------------------------------------------------------------------
2/17/98* through 12/31/02                                                   5.57
----------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

2/17/98* through 12/31/02                                                 30.21%
--------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.

          Schedule of Investments
          December 31, 2002



Shares              Security                 Value
------------------------------------------------------
COMMON STOCK -- 89.0%
Aerospace -- 1.0%
 59,500 Raytheon Co...................... $  1,829,625
                                          ------------
Banks -- 0.9%
 45,800 Bank One Corp....................    1,673,990
                                          ------------
Biotechnology -- 0.5%
 81,100 Aphton Corp. (a).................      315,479
 45,650 Enzo Biochem, Inc. (a)...........      639,100
                                          ------------
                                               954,579
                                          ------------
Chemicals -- 2.7%
 71,900 Cabot Corp.......................    1,908,226
 66,400 The Dow Chemical Co..............    1,972,080
 36,900 Engelhard Corp...................      824,715
                                          ------------
                                             4,705,021
                                          ------------
Computers -- 4.9%
775,000 3Com Corp. (a)...................    3,588,250
 60,000 Electronics For Imaging, Inc. (a)      975,660
126,000 Hewlett-Packard Co...............    2,187,360
397,000 Maxtor Corp. (a).................    2,008,820
                                          ------------
                                             8,760,090
                                          ------------
Construction Materials -- 0.5%
 22,300 Vulcan Materials Co..............      836,250
                                          ------------
Electronics -- 2.8%
121,500 Agilent Technologies, Inc. (a)...    2,182,140
775,000 Solectron Corp. (a)(b)...........    2,751,250
                                          ------------
                                             4,933,390
                                          ------------
Financial Services -- 3.9%
 95,400 American Express Co..............    3,372,390
 69,100 Countrywide Financial Corp.......    3,569,015
                                          ------------
                                             6,941,405
                                          ------------
Food -- 0.6%
 74,200 Archer-Daniels-Midland Co........      920,080
 10,971 Fine Host Corp. (a)..............       93,254
                                          ------------
                                             1,013,334
                                          ------------
Gas and Oil Utilities -- 5.0%
 14,400 Amerada Hess Corp................      792,720
 42,700 Anadarko Petroleum Corp..........    2,045,330
 47,100 ChevronTexaco Corp. (b)..........    3,131,208
 11,200 El Paso Corp. (b)................       77,952
 60,900 GlobalSantaFe Corp...............    1,481,088
 32,200 Schlumberger Ltd.................    1,355,298
                                          ------------
                                             8,883,596
                                          ------------
Hotels and Restaurants -- 1.9%
 61,000 Extended Stay America, Inc. (a)..      899,750
153,100 McDonald's Corp..................    2,461,848
                                          ------------
                                             3,361,598
                                          ------------


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)


Shares                       Security                          Value
------------------------------------------------------------------------
Housing -- 0.6%
 49,000 Clayton Homes, Inc. (a)(b)......................... $    596,820
 60,800 Fleetwood Enterprises, Inc. (a)(b).................      477,280
                                                            ------------
                                                               1,074,100
                                                            ------------
Industrial -- 3.6%
 75,000 Honeywell International Inc........................    1,800,000
 23,800 Ingersoll-Rand Co., Class A shares.................    1,024,828
154,100 Waste Management, Inc..............................    3,531,972
                                                            ------------
                                                               6,356,800
                                                            ------------
Information Technology Consulting and Services -- 1.4%
250,000 Unisys Corp. (a)...................................    2,475,000
                                                            ------------
Insurance -- 8.1%
 35,000 Ambac Financial Group, Inc.........................    1,968,400
 54,100 Chubb Corp.........................................    2,824,020
 38,000 The Hartford Financial Services Group, Inc.........    1,726,340
 39,400 MBIA Inc...........................................    1,728,084
 39,000 MGIC Investment Corp...............................    1,610,700
 32,000 Radian Group Inc...................................    1,188,800
 98,300 The St. Paul Cos., Inc.............................    3,347,115
                                                            ------------
                                                              14,393,459
                                                            ------------
Internet Software and Services -- 1.8%
321,000 Micromuse Inc. (a).................................    1,226,220
373,000 RealNetworks, Inc. (a).............................    1,421,130
105,000 Register.com, Inc. (a).............................      472,500
                                                            ------------
                                                               3,119,850
                                                            ------------
Machinery -- 0.6%
 22,400 Deere & Co.........................................    1,027,040
                                                            ------------
Media -- 11.2%
258,000 AOL Time Warner Inc. (a)...........................    3,379,800
 80,367 Cablevision Systems NY Group, Class A Shares (a)(b)    1,345,343
168,400 Comcast Corp. (a)(b)...............................    3,804,156
462,900 Liberty Media Corp., Class A Shares (a)............    4,138,326
175,000 Metro-Goldwyn-Mayer Inc. (a).......................    2,275,000
 80,200 The News Corp. Ltd., ADR (b).......................    2,105,250
166,900 The Walt Disney Co.................................    2,722,139
                                                            ------------
                                                              19,770,014
                                                            ------------
Metals and Minerals -- 1.4%
100,000 Alcoa Inc..........................................    2,278,000
 37,200 Brush Engineered Materials Inc. (a)................      204,600
                                                            ------------
                                                               2,482,600
                                                            ------------
Paper and Forest Products -- 1.8%
 65,600 Weyerhaeuser Co....................................    3,228,176
                                                            ------------
Pharmaceuticals -- 13.5%
 89,400 Abbott Laboratories................................    3,576,000
138,100 Bristol-Myers Squibb Co............................    3,197,015
475,000 Elan Corp. PLC, ADR (a)(b).........................    1,168,500
 96,000 ICN Pharmaceuticals, Inc...........................    1,047,360
 42,000 Johnson & Johnson..................................    2,255,820
 30,500 Merck & Co. Inc....................................    1,726,605
116,900 Novartis AG, ADR...................................    4,293,737
 66,100 Pfizer Inc.........................................    2,020,677
141,600 Schering-Plough Corp...............................    3,143,520
 40,100 Wyeth..............................................    1,499,740
                                                            ------------
                                                              23,928,974
                                                            ------------


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Shares                                                         Security                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Recreational -- 2.5%
     58,200 Eastman Kodak Co......................................................................................... $   2,039,328
    202,200 Hasbro, Inc..............................................................................................     2,335,410
                                                                                                                      -------------
                                                                                                                          4,374,738
                                                                                                                      -------------
Retail -- 4.5%
    140,500 Costco Wholesale Corp. (a)...............................................................................     3,942,430
     84,000 Federated Department Stores, Inc. (a)....................................................................     2,415,840
     64,600 The Home Depot, Inc......................................................................................     1,547,816
                                                                                                                      -------------
                                                                                                                          7,906,086
                                                                                                                      -------------
Semiconductor -- 3.4%
    118,400 Intel Corp...............................................................................................     1,843,488
    127,000 Lattice Semiconductor Corp. (a)..........................................................................     1,113,790
    292,500 LSI Logic Corp. (a)......................................................................................     1,687,725
    192,800 Taiwan Semiconductor Manufacturing Co. Ltd. (a)..........................................................     1,359,240
                                                                                                                      -------------
                                                                                                                          6,004,243
                                                                                                                      -------------
Telecommunications -- 9.8%
  1,185,800 Lucent Technologies Inc. (a)(b)..........................................................................     1,494,108
    267,100 Motorola, Inc............................................................................................     2,310,415
     90,000 Nippon Telegraph & Telephone Corp........................................................................     1,589,400
    187,800 Nokia Oyj................................................................................................     2,910,900
    150,000 SBC Communications Inc...................................................................................     4,066,500
    240,440 Telefonaktiebolaget LM Ericsson (a)(b)...................................................................     1,620,566
    187,800 Vodafone Group PLC, ADR (b)..............................................................................     3,402,936
                                                                                                                      -------------
                                                                                                                         17,394,825
                                                                                                                      -------------
Travel Services -- 0.1%
      7,500 Sabre Holdings Corp. (a).................................................................................       135,825
                                                                                                                      -------------
            TOTAL COMMON STOCK
            (Cost -- $190,483,959)...................................................................................   157,564,608
                                                                                                                      -------------
PREFERRED STOCK -- 1.8%
    141,700 The News Corp. Ltd., ADR (Cost -- $4,008,370)............................................................     3,209,505
                                                                                                                      -------------
   Face
  Amount
-----------
CONVERTIBLE CORPORATE BONDS -- 1.9%
$ 4,800,000 American Tower Corp., 2.250% due 10/15/09 (Cost -- $3,406,981)...........................................     3,354,000
                                                                                                                      -------------
REPURCHASE AGREEMENT -- 7.3%
 12,954,000 Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at maturity -- $12,954,756; (Fully collateralized by Fannie Mae Notes and Bonds, Sallie Mae Notes, Freddie Mac Debentures, Federal Home Loan Bank Bonds
             and Federal Farm Credit Bank Bonds, 0.000% to 7.450% due 8/15/03 to 11/15/17; Market value -- $13,213,080)
             (Cost -- $12,954,000)...................................................................................    12,954,000
                                                                                                                      -------------
            TOTAL INVESTMENTS -- 100%
            (Cost --  $210,853,310*).................................................................................  $177,082,113
                                                                                                                      =============

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Note 7).
 * Aggregate cost for Federal income tax purposes is $210,944,294.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.



                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2002


ASSETS:
  Investments, at value (Cost -- $210,853,310)......................... $177,082,113
  Cash.................................................................          815
  Collateral for securities on loan (Note 7)...........................   15,160,454
  Dividends and interest receivable....................................      326,433
  Receivable for Fund shares sold......................................       82,200
  Deferred organization costs..........................................          811
                                                                        ------------
  Total Assets.........................................................  192,652,826
                                                                        ------------
LIABILITIES:
  Payable for securities on loan (Note 7)..............................   15,160,454
  Payable for Fund shares purchased....................................      919,837
  Payable for securities purchased.....................................      631,820
  Management fee payable...............................................       93,767
  Administration fee payable...........................................        7,429
  Accrued expenses.....................................................       64,662
                                                                        ------------
  Total Liabilities....................................................   16,877,969
                                                                        ------------
Total Net Assets....................................................... $175,774,857
                                                                        ============
NET ASSETS:
  Par value of capital shares.......................................... $     15,605
  Capital paid in excess of par value..................................  233,012,479
  Undistributed net investment income..................................       71,410
  Accumulated net realized loss from security transactions and options.  (23,553,440)
  Net unrealized depreciation of investments...........................  (33,771,197)
                                                                        ------------
Total Net Assets....................................................... $175,774,857
                                                                        ============
Shares Outstanding.....................................................   15,604,507
                                                                        ------------
Net Asset Value, per share.............................................       $11.26
                                                                        ------------



                      See Notes to Financial Statements.

          Statement of Operations
          For the Year Ended December 31, 2002


INVESTMENT INCOME:
  Interest............................................................. $    894,683
  Dividends............................................................    1,931,453
  Less: Foreign withholding tax........................................      (25,711)
                                                                        ------------
  Total Investment Income..............................................    2,800,425
                                                                        ------------
EXPENSES:
  Management fee (Note 2)..............................................    1,619,178
  Administration fee (Note 2)..........................................       95,246
  Shareholder communications...........................................       48,000
  Custody..............................................................       41,399
  Audit and legal......................................................       31,151
  Amortization of deferred organization costs..........................        6,245
  Registration fees....................................................        5,002
  Directors' fees......................................................        4,249
  Shareholder and system servicing fees................................          182
  Other................................................................        5,000
                                                                        ------------
  Total Expenses.......................................................    1,855,652
                                                                        ------------
Net Investment Income..................................................      944,773
                                                                        ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS AND
FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Loss From:
   Security transactions (excluding short-term securities).............  (18,523,768)
   Options purchased...................................................   (1,266,413)
   Foreign currency transactions.......................................         (534)
                                                                        ------------
  Net Realized Loss....................................................  (19,790,715)
                                                                        ------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year...................................................    5,309,103
   End of year.........................................................  (33,771,197)
                                                                        ------------
  Increase in Net Unrealized Depreciation..............................  (39,080,300)
                                                                        ------------
Net Loss on Investments, Options and Foreign Currencies................  (58,871,015)
                                                                        ------------
Decrease in Net Assets From Operations................................. $(57,926,242)
                                                                        ============



                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended December 31,



                                                                         2002          2001
                                                                     ------------  ------------
OPERATIONS:
  Net investment income............................................. $    944,773  $  1,233,328
  Net realized loss.................................................  (19,790,715)   (3,646,873)
  (Increase) decrease in net unrealized depreciation................  (39,080,300)    3,605,548
                                                                     ------------  ------------
  Increase (Decrease) in Net Assets From Operations.................  (57,926,242)    1,192,003
                                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................     (872,792)   (1,224,644)
  Net realized gains................................................           --    (1,406,037)
                                                                     ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders.........     (872,792)   (2,630,681)
                                                                     ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares..................................   84,713,608   120,084,562
  Net asset value of shares issued for reinvestment of dividends....      872,792     2,630,681
  Cost of shares reacquired.........................................  (31,806,887)   (9,206,909)
                                                                     ------------  ------------
  Increase in Net Assets From Fund Share Transactions...............   53,779,513   113,508,334
                                                                     ------------  ------------
Increase (Decrease) in Net Assets...................................   (5,019,521)  112,069,656

NET ASSETS:
  Beginning of year.................................................  180,794,378    68,724,722
                                                                     ------------  ------------
  End of year*...................................................... $175,774,857  $180,794,378
                                                                     ============  ============
* Includes undistributed (overdistributed) net investment income of:      $71,410          $(37)
                                                                     ============  ============



                      See Notes to Financial Statements.

          Notes to Financial Statements



1. Organization and Significant Accounting Policies

Salomon Brothers Variable Capital Fund ("Fund") is a separate non-diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2002 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each of the investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five-year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(continued)



SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. For the year ended December 31, 2002, SSB received brokerage commissions of $8,091.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................... $268,385,498
                                                                     ============
Sales............................................................... $204,989,761
                                                                     ============

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation....................................... $  6,345,422
Gross unrealized depreciation.......................................  (40,207,603)
                                                                     ------------
Net unrealized depreciation......................................... $(33,862,181)
                                                                     ============

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

Notes to Financial Statements
(continued)



When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written call or put option contracts.

6. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash and other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund did not hold any when-issued securities.

7. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund loaned securities having a market value of $13,469,818. The Fund received cash collateral amounting to $15,160,454 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2002 was $20,486.

Notes to Financial Statements
(continued)



8. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $18,930,000 of unused capital loss carryforwards, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                               2009      2010
                                                             -------- -----------
Carryforward amounts........................................ $458,000 $18,472,000
                                                             ======== ===========

In addition, the Fund had $4,532,503 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

9. Income Tax Information and Distribution to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

                  Undistributed ordinary income $     71,410
                                                ============
                  Accumulated capital losses... $(18,929,953)
                                                ============
                  Unrealized depreciation...... $(33,862,181)
                                                ============

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale and other loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

                        Ordinary income........ $872,792
                        Long term capital gains       --
                                                --------
                        Total.................. $872,792
                                                ========

10. Capital Stock

At December 31, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
Shares sold.......................................     6,136,938         7,875,015
Shares issued on reinvestment of dividends........        78,348           168,112
Shares reacquired.................................    (2,583,448)         (621,161)
                                                      ----------         ---------
Net Increase......................................     3,631,838         7,421,966
                                                      ==========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                 2002      2001      2000     1999    1998(1)
                                              --------   --------  -------  -------  -------
Net Asset Value, Beginning of Year...........   $15.10     $15.10   $13.67   $11.57  $10.00
                                              --------   --------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income (2)...................     0.06       0.10     0.08     0.07    0.09
 Net realized and unrealized gain (loss).....    (3.84)      0.20     2.39     2.49    1.72
                                              --------   --------  -------  -------  ------
Total Income (Loss) From Operations..........    (3.78)      0.30     2.47     2.56    1.81
                                              --------   --------  -------  -------  ------
Less Distributions From:
 Net investment income.......................    (0.06)     (0.10)   (0.08)   (0.07)  (0.09)
 Net realized gains..........................       --      (0.20)   (0.96)   (0.39)  (0.15)
                                              --------   --------  -------  -------  ------
Total Distributions..........................    (0.06)     (0.30)   (1.04)   (0.46)  (0.24)
                                              --------   --------  -------  -------  ------
Net Asset Value, End of Year.................   $11.26     $15.10   $15.10   $13.67  $11.57
                                              ========   ========  =======  =======  ======
Total Return (3).............................   (25.06)%     1.91%   18.24%   22.08%  18.12%++
Net Assets, End of Year (000s)............... $175,775   $180,794  $68,725  $16,189  $4,290
Ratios to Average Net Assets:
 Expenses (2)(4).............................     0.97%      1.00%    1.00%    1.00%   1.00%+
 Net investment income.......................     0.50       1.02     0.88     0.99    1.35+
Portfolio Turnover Rate......................      128%        72%      98%     119%    116%

--------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fees for each of the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $13,177 and $33,776 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share decreases to net investment income and the actual expense ratio would have been as follows:

                         Decreases to
                     Net Investment Income  Expense Ratios Without Fee
                           Per Share       Waivers and/or Reimbursements
                     --------------------- -----------------------------
        2001........         $0.00*                    1.02%
        2000........          0.02                     1.27
        1999........          0.06                     1.99
        1998........          0.15                     3.26+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

          Report of Independent Accountants


To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable Capital Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Capital Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2003

          Additional Stockholder Information
          (unaudited)



Result of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc ("Investment Company") was held on August 19, 2002, for the purpose of considering and voting upon the election of Directors and the approval of certain amendments to the Charter. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

             Nominees                     Votes For  Votes Withheld
             --------                     ---------- --------------
             Carol L. Colman............. 54,632,097   2,613,764
             Daniel P. Cronin............ 54,692,911   2,552,951
             Leslie H. Gelb.............. 54,532,645   2,713,217
             Dr. Riordan Roett........... 54,628,086   2,617,776
             Jeswald W. Salacuse......... 54,667,611   2,578,757
             R. Jay Gerken............... 54,602,180   2,535,709
             Heath B. McLendon........... 54,710,153   2,643,682

2. Approval of Amendments to the Charter

Stockholders considered and voted upon certain amendments to the Investment Company's Charter whereby the Investment Company, if authorized by the Directors and subject to applicable federal and state law, would be permitted to redeem shares of any series from a stockholder.

                    Votes For  Votes Against Votes Abstained
                    ---------  ------------- ---------------
                    51,362,785   2,916,186      2,966,890

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Variable Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

          Additional Information
          (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Investment Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                             Number of
                                                                         Principal          Portfolios
                                 Position(s) Held Term of Office*      Occupation(s)      in Fund Complex
                                 with Investment   and Length of        During Past          Overseen     Other Directorships
     Name, Address and Age           Company        Time Served         Five Years          by Director    Held by Director
-------------------------------- ---------------- --------------- ----------------------- --------------- -------------------
Non-Interested Directors:
Carol L. Colman                      Director          Since      President, Colman             33               None
Colman Consulting Co., Inc.                            1998       Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                     Director          Since      Associate General             30               None
Pfizer Inc.                                            1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                       Director          Since      President, The Council        32          Director of 2
The Council on Foreign Relations                       2002       on Foreign Relations;                     registered
58 East 68th Street                                               formerly, Columnist,                      investment
New York, NY 10021                                                Deputy Editorial Page                     companies
Age 65                                                            Editor, Op-Ed Page, The                   advised by
                                                                  New York Times                            Advantage
                                                                                                            Advisers, Inc.
                                                                                                            ("Advantage")

Riordan Roett                        Director          Since      Professor and Director,       32          The Latin
The Johns Hopkins University                           2002       Latin America Studies                     America Equity
1740 Massachusetts Ave, NW                                        Program, Paul H. Nitze                    Fund, Inc.
Washington, DC 20036                                              School of Advanced
Age 64                                                            International Studies,
                                                                  The Johns Hopkins
                                                                  University

Jeswald W. Salacuse                  Director          Since      Henry J. Braker               32          Director of 2
Tufts University--The Fletcher                         2002       Professor of Commercial                   registered
School of Law & Diplomacy                                         Law and formerly Dean,                    investment
160 Packard Avenue                                                The Fletcher School of                    companies
Medford, MA 02155                                                 Law & Diplomacy, Tufts                    advised by
Age 65                                                            University; formerly,                     Advantage
                                                                  Fulbright Distinguished
                                                                  Chair in Comparitive
                                                                  Law, University of
                                                                  Trento, Italy

          Additional Information
          (unaudited) (continued)

                                                                                                   Number of
                                                                              Principal           Portfolios
                                      Position(s) Held Term of Office*      Occupation(s)       in Fund Complex
                                      with Investment   and Length of        During Past           Overseen      Other Directorships
        Name, Address and Age             Company        Time Served         Five Years           by Director     Held by Director
------------------------------------- ---------------- --------------- ------------------------ ---------------  -------------------
Interested Director:
R. Jay Gerken                          Chairman,            Since      Managing Director of           227               None
Salomon Smith Barney Inc.              President and        2002       Salomon Smith
399 Park Avenue, 4th Floor             Chief                           Barney Inc. ("SSB");
New York, NY 10022                     Executive                       Chairman, President
Age 51                                 Officer                         and Chief Executive
                                                                       Officer of Smith Barney
                                                                       Fund Management LLC
                                                                       ("SBFM"), Travelers
                                                                       Investment Adviser,
                                                                       Inc. ("TIA") and Citi
                                                                       Fund Management Inc.

Officers:
Lewis E. Daidone                       Executive Vice       Since      Managing Director of           N/A               N/A
SSB                                    President and        2002       SSB; Chief Financial
125 Broad Street, 11th Floor           Chief                           Officer and Treasurer of
New York, NY 10004                     Administrative                  mutual funds affiliated
Age 45                                 Officer                         with Citigroup Inc.;
                                                                       Director and Senior
                                       Senior Vice          1998-      Vice President of SBFM
                                       President and        2002       and TIA
                                       Treasurer

Alan J. Blake                          Executive Vice       Since      Managing Director of           N/A               N/A
Salomon Brothers Asset Management Inc  President            2002       Salomon Brothers Asset
399 Park Avenue, 4th Floor                                             Management Inc
New York, NY 10022                                                     ("SBAM")
Age 52

James E. Craige                        Executive Vice       Since      Managing Director of           N/A               N/A
SBAM                                   President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

John B. Cunningham                     Executive Vice       Since      Managing Director of           N/A               N/A
SBAM                                   President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

John G. Goode                          Executive Vice       Since      Managing Director of           N/A               N/A
SBAM                                   President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable                         Executive Vice       Since      Managing Director of           N/A               N/A
SBAM                                   President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 44

          Additional Information
          (unaudited) (continued)

                                                                                              Number of
                                                                           Principal         Portfolios
                                    Position(s) Held Term of Office*     Occupation(s)     in Fund Complex
                                    with Investment   and Length of       During Past         Overseen     Other Directorships
      Name, Address, and Age            Company        Time Served        Five Years         by Director    Held by Director
----------------------------------- ---------------- --------------- --------------------- --------------- -------------------

Michael A. Kagan                     Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            2002       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Roger M. Lavan                       Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Beth A. Semmel                       Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby                       Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson                 Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Andrew Beagley                       Vice President       Since      Director of SBAM            N/A               N/A
SBAM                                 and Chief            2002
399 Park Avenue, 4th Floor           Anti-Money
New York, NY 10022                   Laundering
Age 41                               Compliance
                                     Officer

Frances M. Guggino                   Controller           Since      Vice President of SSB       N/A               N/A
SSB                                                       2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor                   Secretary            Since      Managing Director of        N/A               N/A
SSB                                                       1998       SSB; General Counsel
300 First Stamford Place, 4th Floor                                  and Secretary of SBFM
Stamford, CT 06902                                                   and TIA
Age 52

--------
*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

          Tax Information
          (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

    .  A corporate dividends received deduction of 100%.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLC
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN
RIORDAN ROETT
JESWALD W. SALACUSE
Officers
R. JAY GERKEN
    Chairman, President and
    Chief Executive Officer
LEWIS E. DAIDONE
    Executive Vice President and
    Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JAMES E. CRAIGE
   Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
MICHAEL A. KAGAN
   Executive Vice President
ROGER M. LAVAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
ANDREW BEAGLEY
   Vice President and Chief
   Anti-Money Laundering
   Compliance Officer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022            03-4454

       Salomon Brothers
       Variable Series Funds Inc



   Annual
   Report
   2002
   DECEMBER 31, 2002

..  TOTAL RETURN FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Letter From the Chairman


DEAR SHAREHOLDER:
Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable Total Return Fund ("Fund"),/1/ replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by regularly providing you with these shareholder letters in the future.

[PHOTO]
R. Jay Gerken
Chairman, President and Chief Executive Officer


To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

--------
1The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub account. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

                                    [GRAPHIC]



             [GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Letter From the Manager

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned negative 6.87%./1/ In comparison, the S&P 500 Index/2/ and the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG Bond Index")/3/ returned negative 22.09% and positive 10.10%, respectively, for the same period. In addition, a hypothetical index consisting of a 50% weighting of the SSB BIG Bond Index and a 50% weighting of the S&P 500 Index returned negative 6.68% for the same period./4/

INVESTMENT STRATEGY

The Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). The Fund's secondary objective is to take advantage of opportunities to achieve growth of capital and income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers./5/

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

Although fixed-income securities markets generated favorable results over the course of the reporting period, the year 2002 -- like the prior two years -- proved challenging for the stock markets.

As the period commenced, investors' concerns about management- and accounting-related improprieties at several high-profile companies, amongst other corporate integrity concerns, translated into a volatile environment for stocks. As the period advanced into the second quarter, an improvement in "real'' economic data tapered off to an extent, which further contributed to equity volatility. However, the data received a positive reception in the U.S. Treasury markets, as these securities typically perform better in declining interest rate environments characterized by tempered inflation (when the economy is not overheated). Furthermore, fixed-income securities markets benefited as risk-adverse investors shifted their money from stocks into U.S. Treasuries in pursuit of more conservative investment alternatives.

--------
1The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Fund.
2The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 3The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
4The 50% SSB BIG Bond Index and 50% S&P 500 Index consists of domestic corporate, government and agency securities and 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
5Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

By the time summer had arrived, economic data were softening across more industries, and the news headlines about corporate accounting scandals continued to weigh upon the equity markets, which retreated in July. After the one-year anniversary of the September 11, 2001 tragic terrorist attacks, investor sentiment appeared to have reversed in the stock markets. As equities rebounded from October lows, corporate spreads/6/ narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically narrowing the margin between yields on corporate bond issues and U.S. Treasuries). This scenario was in complete contrast to the extreme pricing pressure corporate securities experienced throughout most of 2002.

During the fourth quarter of 2002, equity markets experienced a sharp rebound. The technology and telecommunications sectors, which had long been characterized as laggards over recent periods, were among those sectors at the forefront of the rebound. As for key events that transpired during the quarter, North Korea joined Iraq as a headline risk. The sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending. In conclusion, U.S. Treasury security returns for the fourth quarter were reasonable for shorter-term U.S. Treasuries although negative for bonds scheduled to mature at later dates. U.S. Treasuries experienced a mild rally toward the end of the year as economic data suggested that total holiday sales growth was comparatively weak versus prior periods.

With 2002 behind us, we believe the prospects for the stock markets in 2003 appear to be much brighter. With the so-called "speculative bubble" in the markets further in the past and increased scrutiny upon accounting and management activities at corporations, we believe last year's scandalous activities at corporations that shattered investor confidence are very unlikely to repeat themselves on a scale as they had in the past. In our opinion, the overall U.S. economy is in good shape, inflation appears tame, and the Federal Open Market Committee ("FOMC")/7/ has kept monetary policy very stimulative (with short-term interest rates hovering at 41-year lows). From our perspective, many businesses are functioning much more efficiently, and productivity gains continue to be relatively strong. We believe these factors bode well for stocks.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund's exposure to the consumer staples sector and relatively less bullish position in the technology sector of the equity market contributed to the Fund's performance for 2002. Conversely, the Fund's exposure to the telecommunications sector negatively contributed to the Fund's performance.

--------
6Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
7The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

The Fund's position in Safeway Inc., a large grocery store chain, detracted from the Fund's performance, as investors appeared to have become more concerned about competition and the company's ability to sell higher-profit merchandise, in our view. International Business Machines Corp. also detracted from the Fund's performance amid investors' concerns about technology spending, from our perspective. Berkshire Hathaway Inc., whose principal operations are essentially in insurance, held up very well as did many of the Fund's other positions in healthcare stocks, including Novartis AG and Johnson & Johnson. The Fund's exposure to securities in the fixed-income securities arena capitalized on the price appreciation that most bonds experienced, as risk-adverse investors reallocated money from stocks into bonds in an effort to minimize overall volatility in their portfolios.

PORTFOLIO MANAGER MARKET OUTLOOK

Looking ahead through 2003, we plan to continue to adhere to our investment approach by investing in large-cap growth stocks that we deem to be of high-quality, as well as to fixed-income securities. We believe the vast majority of bad news that resulted, in part, from the stock market bubble is behind us. Furthermore, we believe that corporate fixed-income securities will perform more favorably than U.S. Treasuries over the coming year.

We anticipate that the FOMC will keep both its monetary policy unchanged in the foreseeable future with more stimulus coming out of Washington D.C. in 2003. We believe that a potential rise in bond yields (which move opposite to bond prices) has been priced into the U.S. Treasury market to a significant extent due to concerns looming over the Iraq crisis and tempered negotiations with North Korea over its nuclear capabilities. We believe it is possible that the FOMC may raise interest rates swiftly if business conditions improve in 2003, which may present some pressures on the markets. In order for the U.S. economy to continue its road to recovery, we believe that a shift in growth from the consumer sector toward the business sector would have to occur during the coming quarters. We believe the improvement in corporate fundamentals, continuation of productivity gains, improvement in cash flow, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003.

We believe the stock markets will be characterized by some volatility amid geopolitical influences and other factors going forward. However, against the backdrop of an improving economy and reasonable equity market valuations, we are optimistic about the long-term investment climate for equities. Furthermore, we believe that diversification/8/ in different securities classes can help minimize volatility. We are attentively monitoring the course of events in Iraq and other factors that, in our opinion, may potentially influence the direction of the securities markets.

--------
8Diversification does not assure against market loss.

Thank you for your investment in the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable Total Return Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

 /s/ George J. Williamson

George J. Williamson
Executive Vice President

January 17, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 7 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Total Return Fund versus the Salomon Smith Barney ("SSB") Broad Investment-Grade Bond Index, the S&P 500 Index and the 50% SSB Broad Investment-Grade Bond and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for direct investment and are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index, S&P 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% S&P 500 Index

                                    [GRAPH]

                                                            50% SSB Broad
                                          SSB Broad        Investment-Grade
               Total Return   S&P 500    Investment-Grade     Bond and 50%
                   Fund        Index        Bond Index       S&P 500 Index
               ------------   -------   -----------------  -----------------
     2/17/98     $10,000      $10,000        $10,000            $10,000
       12/98      10,583       12,177         10,741             11,459
       12/99      10,666       14,733         10,651             12,692
       12/00      11,509       13,388         11,886             12,637
       12/01      11,417       11,794         12,897             12,346
    12/31/02      10,633        9,186         14,198             11,692


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return    Total
Year Ended             of Year  of Year Dividends Distributions of Capital Returns+
-----------------------------------------------------------------------------------
12/31/02               $10.39   $ 9.53    $0.15       $0.00       $0.00     (6.87)%
-----------------------------------------------------------------------------------
12/31/01                10.70    10.39     0.22        0.00        0.00     (0.80)
-----------------------------------------------------------------------------------
12/31/00                10.23    10.70     0.34        0.00        0.00      7.90
-----------------------------------------------------------------------------------
12/31/99                10.40    10.23     0.24        0.00*       0.01      0.78
-----------------------------------------------------------------------------------
2/17/98** -- 12/31/98   10.00    10.40     0.15        0.03        0.00      5.83++
-----------------------------------------------------------------------------------
Total                                     $1.10       $0.03       $0.01
-----------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Year Ended 12/31/02                                                     (6.87)%
-------------------------------------------------------------------------------
2/17/98** through 12/31/02                                               1.27
-------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

 2/17/98** through 12/31/02                                              6.33%
 -----------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          December 31, 2002



 Shares                  Security                   Value
------------------------------------------------------------
COMMON STOCK -- 49.8%
Basic Industries -- 0.0%
   2,183 Monsanto Co............................. $   42,023
                                                  ----------
Basic Materials -- 1.7%
  63,200 Alcoa Inc...............................  1,439,696
                                                  ----------
Capital Goods -- 2.0%
  46,900 General Electric Co.....................  1,142,015
  10,100 United Technologies Corp................    625,594
                                                  ----------
                                                   1,767,609
                                                  ----------
Communications -- 3.7%
  11,540 AT&T Corp...............................    301,309
  59,408 AT&T Wireless Services Inc. (a)(b)......    335,655
  18,795 Comcast Corp., Class A Shares (a).......    442,998
  33,000 General Motors Corp., Class H Shares (a)    353,100
  14,300 SBC Communications Inc..................    387,673
  35,152 Verizon Communications Inc..............  1,362,140
                                                  ----------
                                                   3,182,875
                                                  ----------
Consumer Cyclicals -- 2.8%
  26,000 Costco Wholesale Corp. (a)..............    729,560
   3,074 DaimlerChrysler AG (b)..................     94,218
   4,242 Del Monte Foods Co. (a).................     32,663
   6,400 Eastman Kodak Co. (b)...................    224,256
  18,600 Federated Department Stores, Inc. (a)...    534,936
  32,800 The Home Depot, Inc.....................    785,888
                                                  ----------
                                                   2,401,521
                                                  ----------
Consumer Staples -- 9.8%
  13,100 Anheuser-Busch Cos., Inc................    634,040
  18,600 The Coca-Cola Co........................    815,052
  21,800 Coca-Cola Enterprises Inc...............    473,496
  28,200 The Gillette Co.........................    856,152
   9,500 H.J. Heinz Co...........................    312,265
  17,000 Hormel Foods Corp. (b)..................    396,610
   5,800 Kimberly-Clark Corp.....................    275,326
  45,100 The Kroger Co. (a)......................    696,795
  21,275 Liberty Media Corp., Class A Shares (a).    190,199
  23,700 McDonald's Corp.........................    381,096
  16,400 PepsiCo, Inc............................    692,408
  10,000 The Procter & Gamble Co.................    859,400
  69,800 Safeway Inc. (a)........................  1,630,528
  13,500 Sara Lee Corp...........................    303,885
                                                  ----------
                                                   8,517,252
                                                  ----------
Energy -- 2.9%
   3,700 Amerada Hess Corp.......................    203,685
   4,700 BP PLC, Sponsored ADR...................    191,055
  25,800 Diamond Offshore Drilling, Inc..........    563,730
   8,500 Exxon Mobil Corp........................    296,990
   4,100 Royal Dutch Petroleum Co., NY Shares....    180,482
   6,900 Schlumberger Ltd........................    290,421
  33,700 Transocean Inc. (a).....................    781,840
                                                  ----------
                                                   2,508,203
                                                  ----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



 Shares                          Security                            Value
-----------------------------------------------------------------------------
Financial Services -- 13.5%
   20,600 The Allstate Corp...................................... $   761,994
   20,100 American Express Co....................................     710,535
   26,000 American International Group, Inc......................   1,504,100
    6,878 Bank of America Corp...................................     478,503
   61,800 The Bank of New York Co., Inc..........................   1,480,728
      575 Berkshire Hathaway Inc., Class B Shares (a)(b).........   1,393,225
    5,400 The Chubb Corp.........................................     281,880
    4,200 CIGNA Corp.............................................     172,704
   22,700 FleetBoston Financial Corp.............................     551,610
   11,900 Horace Mann Educators Corp.............................     182,427
   76,200 J.P. Morgan Chase & Co.................................   1,828,800
    5,400 Mercantile Bankshares Corp.............................     208,386
   22,100 Merrill Lynch & Co., Inc...............................     838,695
    5,200 SunTrust Banks, Inc. (b)...............................     295,984
   28,200 Wachovia Corp..........................................   1,027,608
                                                                  -----------
                                                                   11,717,179
                                                                  -----------
Healthcare -- 7.5%
   30,500 Abbott Laboratories....................................   1,220,000
    3,800 Bausch & Lomb Inc. (b).................................     136,800
    6,600 Bristol-Myers Squibb Co................................     152,790
   22,200 Johnson & Johnson......................................   1,192,362
   11,300 Merck & Co. Inc........................................     639,693
   30,600 Novartis AG ADR (b)....................................   1,123,938
   40,000 Pfizer Inc.............................................   1,222,800
   10,970 Pharmacia Corp.........................................     458,546
    8,300 Wyeth..................................................     310,420
      670 Zimmer Holdings, Inc. (a)..............................      27,818
                                                                  -----------
                                                                    6,485,167
                                                                  -----------
Technology -- 5.3%
   51,500 AOL Time Warner Inc. (a)...............................     674,650
   33,919 Hewlett-Packard Co.....................................     588,834
    5,000 Intel Corp.............................................      77,850
   22,200 International Business Machines Corp...................   1,720,500
  252,600 Lucent Technologies Inc. (a)(b)........................     318,276
    4,800 Microsoft Corp. (a)....................................     248,160
   53,200 Motorola, Inc..........................................     460,180
  174,600 Sun Microsystems, Inc. (a).............................     543,006
                                                                  -----------
                                                                    4,631,456
                                                                  -----------
Transportation -- 0.4%
    6,800 Canadian National Railway Co...........................     282,608
    1,600 United Parcel Service, Inc., Class B Shares............     100,928
                                                                  -----------
                                                                      383,536
                                                                  -----------
Utilities -- 0.2%
    6,400 American Electric Power Co., Inc. (b)..................     174,912
                                                                  -----------
          TOTAL COMMON STOCK
          (Cost -- $53,373,995)..................................  43,251,429
                                                                  -----------

PREFERRED STOCK -- 1.8%
   68,500 The News Corp. Ltd., Sponsored ADR (Cost -- $1,708,492)   1,551,525
                                                                  -----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



   Face
  Amount                                  Security                                  Value
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 31.7%
            U.S. Treasury Notes:
$   300,000   4.625% due 5/15/06 (b)............................................ $   323,649
 10,000,000   4.375% due 5/15/07 (b)(c).........................................  10,741,410
    250,000   6.000% due 8/15/09 (b)............................................     290,742
  1,000,000   5.750% due 8/15/10 (b)............................................   1,150,079
  5,000,000   4.875% due 2/15/12 (b)............................................   5,431,055
            U.S. Treasury Bonds:
    500,000   6.125% due 8/15/29................................................     587,149
    200,000   6.250% due 5/15/30 (b)............................................     239,399
  2,150,000   5.375% due 2/15/31 (b)............................................   2,344,508
            Federal National Mortgage Association (FNMA):
    850,000   5.500% due 2/15/06................................................     930,239
    450,000   6.250% due 2/1/11.................................................     504,401
     36,917   7.000% due 7/1/15.................................................      39,304
    244,234   6.500% due 7/1/28.................................................     254,783
     78,209   7.000% due 2/1/29.................................................      82,525
    235,526   8.000% due 1/1/31.................................................     253,981
     63,756   7.500% due 3/1/31.................................................      67,732
    425,000   6.000% due 30 years (d)(e)........................................     439,344
  2,547,000   6.500% due 30 years (d)(e)........................................   2,652,064
    760,000   7.000% due 30 years (d)(e)........................................     799,425
    400,000   7.500% due 30 years (d)(e)........................................     424,750
                                                                                 -----------
            TOTAL U.S GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost -- $25,322,793)...............................................  27,556,539
                                                                                 -----------
CORPORATE BONDS AND NOTES -- 5.1%
Communications -- 0.3%
    125,000 AOL Time Warner Inc., 7.625% due 4/15/31............................     128,927
    125,000 AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31...........     122,878
                                                                                 -----------
                                                                                     251,805
                                                                                 -----------
Consumer Staples -- 0.4%
    150,000 H.J. Heinz Co., 6.750% due 3/15/32 (f)..............................     166,173
    125,000 Safeway Inc., Debentures, 7.250% due 2/1/31.........................     141,891
                                                                                 -----------
                                                                                     308,064
                                                                                 -----------
Energy -- 0.3%
    150,000 Devon Financing Corp. ULC, 6.875% due 9/30/11 (b)...................     167,357
     75,000 Dominion Fiber Ventures LLC, Secured Notes, 7.050% due 3/15/05 (f)..      73,169
                                                                                 -----------
                                                                                     240,526
                                                                                 -----------
Financial/Leasing -- 2.4%
    300,000 Bank of America Corp., Sr. Notes, 2.107% due 10/22/04...............     301,286
    140,000 Ford Motor Credit Co., Notes, 7.875% due 6/15/10....................     141,073
    135,000 General Motors Acceptance Corp., Notes, 6.875% due 9/15/11..........     134,848
    150,000 The Goldman Sachs Group, Inc., Notes, 6.600% due 1/15/12............     166,035
    200,000 Household Finance Corp., Notes, 8.000% due 7/15/10..................     226,262
    150,000 International Lease Finance Corp., Notes, 6.375% due 3/15/09........     160,448
    150,000 Morgan Stanley, Notes, 6.600% due 4/1/12............................     166,539
    150,000 Sprint Capital Corp., Notes, 8.375% due 3/15/12.....................     149,534
    300,000 Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (f).........     346,457
    300,000 Washington Mutual Financial Corp., Sr. Notes, 6.875% due 5/15/11 (b)     335,361
                                                                                 -----------
                                                                                   2,127,843
                                                                                 -----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



   Face
  Amount                                         Security                                         Value
----------------------------------------------------------------------------------------------------------
Industrial -- 0.2%
$   175,000 Nexfor Inc., Notes, 7.250% due 7/1/12............................................. $   183,981
                                                                                               -----------
Manufacturing -- 0.6%
    325,000 General Electric Capital Corp., Notes, 6.800% due 11/1/05.........................     361,794
    125,000 The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03 (b).....................     125,075
                                                                                               -----------
                                                                                                   486,869
                                                                                               -----------
Media and Telecommunications -- 0.4%
    150,000 Cox Communications, Inc., Notes, 7.750% due 11/1/10...............................     171,099
    150,000 Viacom Inc., 6.625% due 5/15/11...................................................     169,813
                                                                                               -----------
                                                                                                   340,912
                                                                                               -----------
Services and Other -- 0.2%
    150,000 Cendant Corp., Notes, 7.750% due 12/1/03..........................................     153,833
                                                                                               -----------
Transportation -- 0.2%
    189,946 US Airways, Inc., Pass-Through Certificates, Series 2000-3G, 7.890% due 3/1/19 (g)     198,762
                                                                                               -----------
Utilities -- 0.1%
    150,000 The Williams Cos. Inc., Notes, 6.750% due 1/15/06.................................     105,750
                                                                                               -----------
            TOTAL CORPORATE BONDS AND NOTES
            (Cost -- $4,250,236)..............................................................   4,398,345
                                                                                               -----------
SOVEREIGN BONDS -- 0.4%
    325,000 Region of Lombardy, Notes, 5.804% due 10/25/32 (Cost -- $325,000).................     339,466
                                                                                               -----------
ASSET-BACKED SECURITIES -- 0.7%
    268,440 Advanta Equipment Receivables, Series 2000-1, Class A3, 7.405% due 2/15/07........     271,755
    250,000 Prime Credit Card Master Trust, Series 2000-1, Class A, 6.700% due 10/15/09.......     274,395
     61,418 Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30....      67,688
                                                                                               -----------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $587,629)................................................................     613,838
                                                                                               -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.2%
    125,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class A2,
             6.780% due 6/15/31 (Cost -- $121,063)............................................     142,386
                                                                                               -----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $85,689,208).............................................................  77,853,528
                                                                                               -----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



   Face
  Amount                                                    Security                                                       Value
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 10.3%
$8,000,000 J.P. Morgan Chase & Co., 1.000% due 1/2/03; Proceeds at maturity -- $8,000,444; (Fully collateralized by U.S. Treasury Bonds, 7.125% due 2/15/23; Market value -- $8,159,986)...................................  $  8,000,000
   956,000 State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at maturity -- $956,056; (Fully collateralized
            by U.S. Treasury Bonds, 6.250% due 8/15/23; Market value -- $976,560).....................................       956,000
                                                                                                                        ------------
           TOTAL REPURCHASE AGREEMENTS
           (Cost -- $8,956,000).......................................................................................     8,956,000
                                                                                                                        ------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $94,645,208*).....................................................................................   $86,809,528
                                                                                                                        ============

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Note 10).
(c)Securities with an aggregate market value of $10,741,410 are segregated as collateral for mortgage dollar rolls.
(d)Mortgage dollar roll (See Note 9).
(e)Security is issued on a to-be-announced basis (See Note 8).
(f)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g)On August 11, 2002, the company filed for bankruptcy.
 * Aggregate cost for Federal income tax purposes is $94,646,345.

   Abbreviation used in this schedule:
   -----------------------------------
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2002


   ASSETS:
     Investments, at value (Cost -- $85,689,208).............. $ 77,853,528
     Repurchase agreements, at value (Cost -- $8,956,000).....    8,956,000
     Cash.....................................................          657
     Collateral for securities on loan (Note 10)..............   18,551,500
     Dividends and interest receivable........................      410,500
     Receivable for Fund shares sold..........................       12,522
     Deferred organization costs..............................          811
                                                               ------------
     Total Assets.............................................  105,785,518
                                                               ------------
   LIABILITIES:
     Payable for securities on loan (Note 10).................   18,551,500
     Payable for securities purchased.........................    4,290,208
     Payable for Fund shares purchased........................      860,886
     Management fee payable...................................       43,624
     Administration fee payable...............................        3,435
     Deferred dollar roll income..............................        2,720
     Accrued expenses.........................................       56,981
                                                               ------------
     Total Liabilities........................................   23,809,354
                                                               ------------
   Total Net Assets........................................... $ 81,976,164
                                                               ============
   NET ASSETS:
     Par value of capital shares.............................. $      8,601
     Capital paid in excess of par value......................   90,258,975
     Undistributed net investment income......................       58,781
     Accumulated net realized loss from security transactions.     (514,513)
     Net unrealized depreciation of investments...............   (7,835,680)
                                                               ------------
   Total Net Assets........................................... $ 81,976,164
                                                               ============
   Shares Outstanding.........................................    8,600,594
                                                               ------------
   Net Asset Value, per share.................................        $9.53
                                                               ------------


12


                      See Notes to Financial Statements.

          Statement of Operations
          For the Year Ended December 31, 2002


INVESTMENT INCOME:
  Interest........................................................................ $ 1,456,917
  Dividends.......................................................................     497,738
  Less: Foreign withholding tax...................................................      (4,483)
                                                                                   -----------
  Total Investment Income.........................................................   1,950,172
                                                                                   -----------
EXPENSES:
  Management fee (Note 2).........................................................     532,267
  Shareholder communications......................................................      36,002
  Administration fee (Note 2).....................................................      33,267
  Audit and legal.................................................................      28,351
  Custody.........................................................................      23,947
  Amortization of deferred organization costs.....................................       6,245
  Directors' fees.................................................................       4,249
  Registration fees...............................................................       4,001
  Shareholder and system servicing fees...........................................         110
  Other...........................................................................       5,001
                                                                                   -----------
  Total Expenses..................................................................     673,440
  Less: Management fee waiver (Note 2)............................................     (11,338)
                                                                                   -----------
  Net Expenses....................................................................     662,102
                                                                                   -----------
Net Investment Income.............................................................   1,288,070
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales............................................................   9,130,618
   Cost of securities sold........................................................   9,004,016
                                                                                   -----------
  Net Realized Gain...............................................................     126,602
                                                                                   -----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year..............................................................     126,379
   End of year....................................................................  (7,835,680)
                                                                                   -----------
  Increase in Net Unrealized Depreciation.........................................  (7,962,059)
                                                                                   -----------
Net Loss on Investments...........................................................  (7,835,457)
                                                                                   -----------
Decrease in Net Assets From Operations............................................ $(6,547,387)
                                                                                   ===========



                      See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                      2002          2001
                                                                  ------------  -----------
OPERATIONS:
  Net investment income.......................................... $  1,288,070  $   797,415
  Net realized gain (loss).......................................      126,602     (437,614)
  Increase in net unrealized depreciation........................   (7,962,059)    (529,968)
                                                                  ------------  -----------
  Decrease in Net Assets From Operations.........................   (6,547,387)    (170,167)
                                                                  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................   (1,248,451)    (799,943)
                                                                  ------------  -----------
  Decrease in Net Assets From Distributions to Shareholders......   (1,248,451)    (799,943)
                                                                  ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares...............................   63,632,707   18,326,558
  Net asset value of shares issued for reinvestment of dividends.    1,248,451      799,943
  Cost of shares reacquired......................................  (12,995,592)  (5,869,531)
                                                                  ------------  -----------
  Increase in Net Assets From Fund Share Transactions............   51,885,566   13,256,970
                                                                  ------------  -----------
Increase in Net Assets...........................................   44,089,728   12,286,860

NET ASSETS:
  Beginning of year..............................................   37,886,436   25,599,576
                                                                  ------------  -----------
  End of year*................................................... $ 81,976,164  $37,886,436
                                                                  ============  ===========
 * Includes undistributed net investment income of:..............      $58,781       $4,705
                                                                  ============  ===========


14


                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2002, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each of the investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager, and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 2002, SBAM voluntarily waived a portion of its management fees amounting to $11,338.

Notes to Financial Statements
(continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), a subsidiary of SSBH, acts as the Fund's distributor. For the year ended December 31, 2002, SSB did not receive any brokerage commissions from the Fund.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

 Purchases:
    U.S. government agencies & obligations........................ $17,716,414
    Other investment securities...................................  44,680,938
                                                                   -----------
                                                                   $62,397,352
                                                                   ===========
 Sales:
    U.S. government agencies & obligations........................ $   478,488
    Other investment securities...................................   8,652,130
                                                                   -----------
                                                                   $ 9,130,618
                                                                   ===========

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation.................................... $  2,830,521
Gross unrealized depreciation....................................  (10,667,338)
                                                                  ------------
Net unrealized depreciation...................................... $ (7,836,817)
                                                                  ============

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will segregate cash or other liquid securities with respect to the reverse repurchase agreements.

During the year ended December 31, 2002, the Fund did not enter into any reverse repurchase agreements.

Notes to Financial Statements
(continued)



6. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written covered call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund held TBA securities with a total cost of $4,075,992.

Notes to Financial Statements
(continued)


9. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2002 was approximately $4,157,810.

10. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund had loaned securities having a market value of $18,120,840. The Fund received cash collateral amounting to $18,329,819 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. In addition, the Fund received securities collateral amounting to $221,681.

Income earned by the Fund from securities lending for the year ended December 31, 2002 was $18,548.

11. Loan Participations

The Fund may invest in loans arranged through private negotiation between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2002, the Fund did not have any investments in loan participations.

12. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $513,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Notes to Financial Statements
(continued)



The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                2008     2010
                                              -------- --------
Carryforward amounts......................... $165,000 $348,000
                                              ======== ========

13. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

Undistributed ordinary income.......................... $    58,781
                                                        ===========
Accumulated capital losses............................. $  (513,376)
                                                        ===========
Unrealized depreciation................................ $(7,836,817)
                                                        ===========

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

Ordinary income........................................ $1,248,451
Long term capital gains................................         --
                                                        ----------
Total.................................................. $1,248,451
                                                        ==========

14. Capital Stock

At December 31, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                 Year Ended        Year Ended
                                              December 31, 2002 December 31, 2001
                                              ----------------- -----------------
Shares sold..................................     6,143,415         1,740,153
Shares issued on reinvestment of dividends...       131,650            76,918
Shares reacquired............................    (1,321,807)         (561,787)
                                                 ----------         ---------
Net Increase.................................     4,953,258         1,255,284
                                                 ==========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                           2002(1)    2001      2000     1999     1998(2)
                                                          -------   -------   -------  -------   -------
Net Asset Value, Beginning of Year.......................  $10.39    $10.70    $10.23   $10.40    $10.00
                                                          -------   -------   -------  -------   -------
Income (Loss) From Operations:
  Net investment income (3)..............................    0.19      0.22      0.34     0.24      0.15
  Net realized and unrealized gain (loss)................   (0.90)    (0.31)     0.47    (0.16)     0.43
                                                          -------   -------   -------  -------   -------
Total Income (Loss) From Operations......................   (0.71)    (0.09)     0.81     0.08      0.58
                                                          -------   -------   -------  -------   -------
Less Distributions From:
  Net investment income..................................   (0.15)    (0.22)    (0.34)   (0.24)    (0.15)
  Net realized gains.....................................      --        --        --    (0.00)*   (0.03)
  Capital................................................      --        --        --    (0.01)       --
                                                          -------   -------   -------  -------   -------
Total Distributions......................................   (0.15)    (0.22)    (0.34)   (0.25)    (0.18)
                                                          -------   -------   -------  -------   -------
Net Asset Value, End of Year.............................  $ 9.53    $10.39    $10.70   $10.23    $10.40
                                                          =======   =======   =======  =======   =======
Total Return (4).........................................   (6.87)%   (0.80)%    7.90%    0.78%     5.83%++
Net Assets, End of Year (000s)........................... $81,976   $37,886   $25,600  $17,584   $ 5,971
Ratios to Average Net Assets:
  Interest expense.......................................      --      0.01%       --       --        --
  Operating expenses (3)(5)..............................    1.00%     1.00      1.00%    1.00%     1.00%+
  Total expenses.........................................    1.00      1.01      1.00     1.00      1.00+
  Net investment income..................................    1.94      2.43      3.84     3.50      3.57+
Portfolio Turnover Rate..................................      16%       23%       34%      63%       56%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a part of its management fees for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $26,591 of expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been as follows:

                                                    Expense Ratio (including
                                   Decrease to         interest) Without
                              Net Investment Income    Fee Waivers and/or
                                    Per Share        Expense Reimbursement
                              --------------------- ------------------------
    2002.....................         $0.00*                  1.01%
    2001.....................          0.01                   1.15
    2000.....................          0.03                   1.34
    1999.....................          0.05                   1.65
    1998.....................          0.08                   2.90+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants


To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Total Return Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds
Inc) at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 21, 2003

Additional Stockholder Information
(unaudited)


Result of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc ("Investment Company") was held on August 19, 2002, for the purpose of considering and voting upon the election of Directors and the approval of certain amendments to the Charter. The following tables provide information concerning the matters voted upon at the Meeting.

1.  Election of Directors

                 Nominees            Votes For  Votes Withheld
                 --------            ---------- --------------
                 Carol L. Colman.... 54,632,097   2,613,764
                 Daniel P. Cronin... 54,692,911   2,552,951
                 Leslie H. Gelb..... 54,532,645   2,713,217
                 Dr. Riordan Roett.. 54,628,086   2,617,776
                 Jeswald W. Salacuse 54,667,611   2,578,757
                 R. Jay Gerken...... 54,602,180   2,535,709
                 Heath B. McLendon.. 54,710,153   2,643,682

2.  Approval of Amendments to the Charter

Stockholders considered and voted upon certain amendments to the Investment Company's Charter whereby the Investment Company, if authorized by the Directors and subject to applicable federal and state law, would be permitted to redeem shares of any series from a stockholder.

                    Votes For  Votes Against Votes Abstained
                    ---------  ------------- ---------------
                    51,362,785   2,916,186      2,966,890

Subsequent Event
In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Variable Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

          Additional Information
          (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Investment Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                             Number of
                                                                         Principal          Portfolios
                                 Position(s) Held Term of Office*      Occupation(s)      in Fund Complex
                                 with Investment   and Length of        During Past          Overseen     Other Directorships
     Name, Address and Age           Company        Time Served         Five Years          by Director    Held by Director
-------------------------------- ---------------- --------------- ----------------------- --------------- -------------------
Non-Interested Directors:
Carol L. Colman                      Director          Since      President, Colman             33               None
Colman Consulting Co., Inc.                            1998       Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                     Director          Since      Associate General             30               None
Pfizer Inc.                                            1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                       Director          Since      President, The Council        32          Director of 2
The Council on Foreign Relations                       2002       on Foreign Relations;                     registered
58 East 68th Street                                               formerly, Columnist,                      investment
New York, NY 10021                                                Deputy Editorial Page                     companies
Age 65                                                            Editor, Op-Ed Page, The                   advised by
                                                                  New York Times                            Advantage
                                                                                                            Advisers, Inc.
                                                                                                            ("Advantage")

Riordan Roett                        Director          Since      Professor and Director,       32          The Latin
The Johns Hopkins University                           2002       Latin America Studies                     America Equity
1740 Massachusetts Ave, NW                                        Program, Paul H. Nitze                    Fund, Inc.
Washington, DC 20036                                              School of Advanced
Age 64                                                            International Studies,
                                                                  The Johns Hopkins
                                                                  University

Jeswald W. Salacuse                  Director          Since      Henry J. Braker               32          Director of 2
Tufts University--The Fletcher                         2002       Professor of Commercial                   registered
School of Law & Diplomacy                                         Law and formerly Dean,                    investment
160 Packard Avenue                                                The Fletcher School of                    companies
Medford, MA 02155                                                 Law & Diplomacy, Tufts                    advised by
Age 65                                                            University; formerly,                     Advantage
                                                                  Fulbright Distinguished
                                                                  Chair in Comparitive
                                                                  Law, University of
                                                                  Trento, Italy

          Additional Information
          (unaudited) (continued)

                                                                                                   Number of
                                                                              Principal           Portfolios
                                      Position(s) Held Term of Office*      Occupation(s)       in Fund Complex
                                      with Investment   and Length of        During Past           Overseen      Other Directorships
        Name, Address and Age             Company        Time Served         Five Years           by Director     Held by Director
------------------------------------- ---------------- --------------- ------------------------ ---------------  -------------------
Interested Director:
R. Jay Gerken                          Chairman,            Since      Managing Director of           227               None
Salomon Smith Barney Inc.              President and        2002       Salomon Smith
399 Park Avenue, 4th Floor             Chief                           Barney Inc. ("SSB");
New York, NY 10022                     Executive                       Chairman, President
Age 51                                 Officer                         and Chief Executive
                                                                       Officer of Smith Barney
                                                                       Fund Management LLC
                                                                       ("SBFM"), Travelers
                                                                       Investment Adviser,
                                                                       Inc. ("TIA") and Citi
                                                                       Fund Management Inc.

Officers:
Lewis E. Daidone                       Executive Vice       Since      Managing Director of           N/A               N/A
SSB                                    President and        2002       SSB; Chief Financial
125 Broad Street, 11th Floor           Chief                           Officer and Treasurer of
New York, NY 10004                     Administrative       1998-      mutual funds affiliated
Age 45                                 Officer              2002       with Citigroup Inc.;
                                                                       Director and Senior
                                       Senior Vice                     Vice President of SBFM
                                       President and                   and TIA
                                       Treasurer

Alan J. Blake                          Executive Vice       Since      Managing Director of           N/A               N/A
Salomon Brothers Asset Management Inc  President            2002       Salomon Brothers Asset
399 Park Avenue, 4th Floor                                             Management Inc
New York, NY 10022                                                     ("SBAM")
Age 52

James E. Craige                        Executive Vice       Since      Managing Director of           N/A               N/A
SBAM                                   President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

John B. Cunningham                     Executive Vice       Since      Managing Director of           N/A               N/A
SBAM                                   President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

John G. Goode                          Executive Vice       Since      Managing Director of           N/A               N/A
SBAM                                   President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable                         Executive Vice       Since      Managing Director of           N/A               N/A
SBAM                                   President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 44

          Additional Information
          (unaudited) (continued)

                                                                                              Number of
                                                                           Principal         Portfolios
                                    Position(s) Held Term of Office*     Occupation(s)     in Fund Complex
                                    with Investment   and Length of       During Past         Overseen     Other Directorships
      Name, Address, and Age            Company        Time Served        Five Years         by Director    Held by Director
----------------------------------- ---------------- --------------- --------------------- --------------- -------------------

Michael A. Kagan                     Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            2002       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Roger M. Lavan                       Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Beth A. Semmel                       Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby                       Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson                 Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Andrew Beagley                       Vice President       Since      Director of SBAM            N/A               N/A
SBAM                                 and Chief            2002
399 Park Avenue, 4th Floor           Anti-Money
New York, NY 10022                   Laundering
Age 41                               Compliance
                                     Officer

Frances M. Guggino                   Controller           Since      Vice President of SSB       N/A               N/A
SSB                                                       2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor                   Secretary            Since      Managing Director of        N/A               N/A
SSB                                                       1998       SSB; General Counsel
300 First Stamford Place, 4th Floor                                  and Secretary of SBFM
Stamford, CT 06902                                                   and TIA
Age 52

--------
*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

          Tax Information
          (unaudited)



For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

..  A corporate dividends received deduction of 35.67%.

A total of 33.04% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN
RIORDAN ROETT
JESWALD W. SALACUSE

Officers
R. JAY GERKEN
    Chairman, President and Chief Executive Officer
LEWIS E. DAIDONE
    Executive Vice President and Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
MICHAEL A. KAGAN
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
ANDREW BEAGLEY
    Vice President and Chief Anti-Money Laundering Compliance Officer FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

[LOGO] Salomon Brothers
            Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022            03-4497

       [GRAPHIC OF Salomon Brothers
       Variable Series Funds Inc]



   Annual
   Report
   2002
   DECEMBER 31, 2002

..  HIGH YIELD BOND FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Letter From the Chairman

[PHOTO]

R. Jay Gerken
Chairman,
President and
Chief Executive
Officer

DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable High Yield Bond Fund ("Fund"),/1/ replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's managers by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,
/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer
--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub account. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Letter From the Manager

[PHOTO]
Peter J. Wilby,
CFA
Executive Vice
President

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned 7.31%./1/ In comparison, the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index")/2/ returned negative 1.52% for the same period.

INVESTMENT STRATEGY

The Fund seeks to maximize current income and, as a secondary objective, seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield fixed-income securities/3/ issued by U.S. and foreign corporations, foreign governments and their agencies and instrumentalities./4/ The Fund invests, under normal circumstances, at least 80% of its assets in high-yield bonds and related investments.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

HIGH YIELD

Although a series of challenges weighed upon the high-yield market, particularly during the first half of the reporting period, performance improved as the period progressed as reflected by the return of the SSB High-Yield Index.

In contrast to 2001, when the Federal Open Market Committee ("FOMC")/5/ cut the short-term federal funds rate ("fed funds rate")/6/ on 11 occasions to stimulate economic activity, the FOMC refrained from reducing its target for

--------
1 The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Fund.
2 The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index. 3 High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
4 Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
5 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
6 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

the rate during the first quarter of 2002 (and would refrain from adjusting its target until November). As the reporting period advanced, encouraging economic data and a large amount of inflows of capital into high-yield mutual funds helped propel the high-yield market higher, despite increased market volatility that ensued following reports of bankruptcies in the corporate sector, corporate integrity concerns and a sizeable number of credit downgrades of corporate debt by major debt-rating agencies. The rally proved short-lived, however, as additional reported discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements further weakened investor confidence, which had already been hovering at fragile levels. These developments caused credit markets to re-price lower.

In June, investors' concerns about additional reports of accounting improprieties at some corporations discouraged many of them from investing in bonds of companies with more complex financials. We believe investors' aversion to these issues contributed to the decline in the high-yield market in June, as the SSB High-Yield Index returned negative 8.81% for the month. A combination of factors including weakness in the equity markets, corporate scandals, earnings restatements, weak economic data (which raised concerns among some investors about the possibility of a double-dip recession) and a large amount of capital outflow from high-yield mutual funds pushed the high-yield market lower.

As the period advanced, a stock market rally, forecasts of interest rate cuts, declining default rate, bargain hunting for oversold securities and positive flows of capital into mutual funds fueled the high-yield market. However, investors remained cautious due to the lack of business spending, low consumer confidence readings, the possibility of war with Iraq and company-specific problems.

During the final quarter of 2002, in an effort to fuel the U.S. economy, the FOMC reduced its target for the fed funds rate on November 6th by half a percentage point to 1.25%, marking a 41-year low. That month increased optimism about the investment environment prompted by: an equity market rally, improvement in economic data and an increased possibility of avoiding war with Iraq at the time, helped drive the high-yield market higher. The SSB High-Yield Index generated improved results, posting a positive return of 8.58% for the three months ended December 31, 2002.

Looking back over calendar-year 2002 as a whole, the high-yield market's top-performing categories included containers, restaurants, consumer products, gaming, broadcast/outdoor and paper/forest products. The containers industry benefited from lower raw material prices early in the year and an improving economy. Operational improvements and asset sales helped enable the restaurant category to return from "oversold" prices during the prior year. The consumer products and gaming category benefited from continued strength in consumer spending and higher credit quality in the sector. The broadcast/outdoor class performed well due to improving operating results, stronger equity issuance and a favorable regulatory environment. We believe strong balance sheets and flexible liquidity enabled paper/forest products to perform favorably, despite the limited pricing power of many companies within this sector.

The worst-performing sector included those related to wireline telecommunications, cable, airlines, utilities, wireless telecommunications, tower and supermarkets/drugstores. Accounting and regulatory concerns in addition to deteriorating industry fundamentals negatively affected the wireline telecommunications, cable, utilities and supermarkets/drugstores sectors. Declining earnings attributable to a slowdown in air travel and the potential of more bankruptcies adversely impacted the airline industry.

EMERGING MARKETS

Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"),/7/ returned 14.24% for 2002. During the year, EMBI+ sovereign spreads/8/ widened by 34 basis points/9/ (0.34%), closing at 765 basis points (7.65%) over yields on U.S. Treasuries. Return volatility/10/ for emerging markets debt for the year registered at 10.02%, substantially below long-term historical levels of approximately 15 to 16%.

During the first several months of 2002, as emerging markets debt was outperforming the high-yield market, the Fund continued to maintain a heavy allocation to emerging markets debt with approximately a 20% allocation to emerging markets debt issues. We began to scale back the Fund's exposure to emerging markets debt during the second quarter as we believed that the high-yield market was beginning to offer better potential value versus emerging markets debt. In addition, we were concerned that upcoming presidential elections in Brazil and Turkey would add considerable volatility to the marketplace for emerging markets debt. At the beginning of June, the Fund had an approximately 8-10% allocation in emerging markets debt issues. From June through September, largely due to the volatility surround-

--------
 7 The EMBI+ is a total return index that tracks the traded market for U.S.
   dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
 8 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
 9 A basis point is one one-hundredth (1/100 or 0.01) of one percent.
10 Return volatility is the standard deviation of monthly returns over the period being measured. Standard deviation measures the risk or volatility of an investment's return over a particular time period; the greater the number, the greater the risk.

ing these elections as well as to weak performance of global equity markets, the market for emerging markets debt declined approximately 7%. During the fourth quarter, we took advantage of this decline to increase the Fund's allocation to emerging markets debt as the marketplace began to regain its confidence after uncertainty about the elections subsided. As of December 31, 2002, the Fund's exposure to emerging markets debt accounted for approximately 14% of the Fund's net assets.

LATIN AMERICA

Latin American debt, as measured by the EMBI+, returned 7.17% for 2002, sharply underperforming non-Latin American emerging markets debt during this period. In particular, this region was affected by the political and fiscal uncertainties in Brazil, Argentina's economic difficulties during the period subsequent to the country's default on its debt obligations, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")/11/ and deteriorating fundamentals in Venezuela.

Venezuelan debt, as measured by the EMBI+, was the best-performing Latin American credit market measured in the Index, returning 18.74% for the year. A general strike organized by opposition parties started on December 2, 2002 with the stated goal of removing President Chavez from office. The strike effectively shut down much commerce in the country, including the oil industry, which is the largest generator of tax revenues and export earnings for the country. Despite political instability and economic turmoil in the region, bond prices, however, generally performed well as oil continued to trade above market expectations.

Mexican debt, as measured by the EMBI+, returned 16.38% for the annual period. In our view, the country's strong credit fundamentals supported its favorable performance during 2002. High oil prices also supported Mexico's strong fiscal position, which we feel enabled the country to avoid having to institute budget cuts in the current economic slowdown. We believe the primary risk to stability is political, as Mexico's President continues to work with congressional opposition.

Brazilian debt, as measured by the EMBI+, returned negative 3.35% for the year. We believe the weak performance of the Brazilian market was caused by investors' concerns about future economic policies of the Lula administration. Throughout much of 2002, it appeared to us that investors were convinced that Lula would not be elected president. His steady progress in the polls and ultimate victory in elections, in our view, led many investors

--------
11 The IMF is an international organization of various member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

to sell Brazilian debt. During this selloff and following several of our trips to Brazil, we began to add to the portfolio's position in Brazilian debt as we believed that the new administration would adopt more market-friendly policies. Brazilian debt rebounded during the fourth quarter of 2002 as the market appeared to have welcomed President-elect Lula's new cabinet adviser appointments and policy announcements, particularly those related to economic matters.

Argentinian debt, as measured by the EMBI+, returned negative 5.57% for 2002, significantly underperforming the EMBI+. Following the country's default on its external debt obligations in December 2001, policymakers have struggled to free the economy from recession. We believe Argentina must resolve a number of important issues before government officials can discuss restructuring options with investors. Much uncertainty remains over how the situation in Argentina will play out over the next 12 months. However, we continue to monitor developments in this market very closely.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Overall, non-Latin American countries outperformed Latin American countries during 2002, returning 25.57% for the period (as measured by the EMBI+). In Europe, two major obstacles to the process of European Union ("EU") enlargement were removed in October 2002. First, Ireland voted in favor of enlargement in a referendum. Secondly, and perhaps more importantly, the EU reached agreement on its agricultural policy. It is expected that the first wave of candidates will join the EU as early as January 2004. We believe the scenario of an eventual inclusion of emerging countries (including Bulgaria and Turkey) in the EU will be an important development for that market.

Russian debt, based upon the return of the EMBI+, ranked as the best-performing market in the EMBI+, having generated 35.86% for 2002. High oil prices during the period strengthened Russia's credit fundamentals. President Putin used this period to promote his reform agenda. On October 17, 2002, Moody's Investors Service/12/ placed its rating for Russian debt on review for a potential upgrade to Ba2.

Turkish debt, as measured by the EMBI+, returned 20.68% for 2002. The country's strategic importance, combined with its improved relations with the IMF, in our view, have attracted recent investor interest. The country's domestic economy stabilized in our view due to a series of factors that include an improvement in investor confidence, lower interest rates and a stronger currency. The market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party ("AK" Party).

--------
12 Moody's Investors Service is a nationally recognized credit rating agency.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

HIGH YIELD

We believe that an economic recovery could enhance the backdrop for the high-yield market. We anticipate a muted recovery in 2003, although we do not foresee the occurrence of a double-dip recession. Overall, our outlook for U.S. interest rates during 2003 is not overwhelmingly positive, as we think that short-term interest rates may potentially rise within the year or so. Although prices of bonds typically move opposite to yields, high-yield bonds, while subject to interest rate movements, are more highly correlated to equity market performance and potential corporate credit rating changes than higher-rated investment-grade taxable bonds with secure credit ratings. We remain somewhat cautious in terms of credit risk but believe the credit risk environment will be moderate in 2003.

We believe that the high-yield market overall is attractive based upon the recent yields of securities in this market, which in many cases exceeded 12%. (Note: High-yield bonds are subject to additional credit risk over higher-rated issues, such as the increased risk of default, because of their lower credit quality.) We believe that current valuations discount many of the negative news of the past year and that many of these concerns are likely to abate over the coming year. Many market observers anticipate the U.S. economy to improve during the next 12 to 18 months, which we believe should prove favorable for corporate earnings and help reduce the rate of defaults on corporate debt payments. In our view, the worst news with regard to corporate accounting scandals should be over, and a potential war with Iraq appears to be discounted to a significant extent into the fixed-income securities market. As these concerns ease and equity markets stabilize, after an extremely volatile year, we believe the high-yield bond market should perform well.

In light of the outlook above, we continue to focus on opportunities in the single-B/13/ rated sector on a selective basis that, in our view, offer favorable risk/reward profiles. Furthermore, we are selectively adding a moderate amount of credit risk to the portfolio by seeking suitable opportunities in lower-quality investment-grade and crossover
(investment-grade/high-yield) bonds.

--------
13 There is additional credit risk for debt issues in lower credit categories versus issues that have higher credit ratings.

EMERGING MARKETS

Assuming that the worst of investors' risk aversion to global markets as characterized in 2002 is in the past, we think that higher yields available through emerging markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in global markets related to uncertainty regarding possible military action in Iraq. We remain vigilant in monitoring this risk.

Thank you for your investment in the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable High Yield Bond Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter J. Wilby
Peter J. Wilby, CFA
Executive Vice President

January 17, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

The graph to the right depicts the performance of the High Yield Bond Fund versus the Salomon Smith Barney High- Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High-Yield Market Index
                                     [CHART]

                                   Salomon Smith
                  High Yield      Barney High-Yield
                   Bond Fund        Market Index
                  ----------      -----------------
      5/1/98        $10,000           $10,000
       12/98         10,014             9,902
       12/99         10,566             9,775
       12/00         10,564             9,220
       12/01         11,107             9,723
    12/31/02         11,919             9,575

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                            Net Asset Value
                           -----------------
                           Beginning   End    Income   Return of  Total
      Year Ended            of Year  of Year Dividends  Capital  Returns+
      -------------------------------------------------------------------
      12/31/02              $ 8.13    $8.11    $0.61     $0.00     7.31%
      -------------------------------------------------------------------
      12/31/01                8.39     8.13     0.69      0.00     5.14
      -------------------------------------------------------------------
      12/31/00                9.22     8.39     0.83      0.00    (0.02)
      -------------------------------------------------------------------
      12/31/99                9.58     9.22     0.88      0.01     5.56
      -------------------------------------------------------------------
      5/1/98** -- 12/31/98   10.00     9.58     0.43      0.00*    0.14++
      -------------------------------------------------------------------
      Total                                    $3.44     $0.01
      -------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

                 Year Ended 12/31/02                      7.31%
                 ----------------------------------------------
                 5/1/98** through 12/31/02                3.83
                 ----------------------------------------------

 Cumulative Total Return+ (unaudited)

                5/1/98** through 12/31/02                19.19%
                -----------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          December 31, 2002



  Face
 Amount                                    Security                                       Value
--------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 77.1%
Basic Industries -- 8.9%
$125,000 Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30 (a)................. $   134,856
 100,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09 (a)..............................     106,500
         Airgas, Inc.:
  50,000   Notes, 7.750% due 9/15/06..................................................      51,941
  25,000   Sr. Sub. Notes, 9.125% due 10/1/11.........................................      27,125
  50,000 Applied Extrusion Technologies, Inc., Sr. Notes, Series B, 10.750% due 7/1/11      32,500
 125,000 Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12....................     133,750
  75,000 FMC Corp., Sr. Notes, 10.250% due 11/1/09 (b)................................      81,375
  25,000 Georgia-Pacific Corp., Debentures, 9.625% due 3/15/22 (a)....................      22,500
  50,000 Graphic Packaging Corp., 8.625% due 2/15/12..................................      52,875
 125,000 ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11................     130,000
  50,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11.............................      53,813
  75,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12................................      79,875
  85,000 Millennium America Inc., Sr. Sub. Notes, 9.250% due 6/15/08 (a)..............      89,037
 125,000 OM Group, Inc., 9.250% due 12/15/11..........................................      68,125
 175,000 Peabody Energy Corp., Sr. Sub. Notes, Series B, 9.625% due 5/15/08...........     185,719
 125,000 Plastipak Holdings Inc., Sr. Notes, 10.750% due 9/1/11.......................     132,031
  75,000 Radnor Holdings Corp., Sr. Notes, 10.000% due 12/1/03........................      64,125
 125,000 Riverwood International Corp., 10.625% due 8/1/07............................     130,000
  75,000 Smurfit-Stone Container Corp., Sr. Notes, 8.250% due 10/1/12 (b).............      76,875
 100,000 Stone Container Corp., Sr. Notes, 8.375% due 7/1/12..........................     103,000
  50,000 Terra Industries Inc., Sr. Notes, Series B, 10.500% due 6/15/05..............      45,750
  25,000 TriMas Corp., Sr. Sub. Notes, 9.875% due 6/15/12 (b).........................      24,875
                                                                                       -----------
                                                                                         1,826,647
                                                                                       -----------
Consumer Cyclicals -- 8.5%
 100,000 Advance Stores Co. Inc., Sr. Notes, Series B, 10.250% due 4/15/08............     106,500
  75,000 Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750% due 2/15/09 (a).............      82,500
 100,000 Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07................      95,000
 125,000 CSK Auto Inc., Sr. Notes, 12.000% due 6/15/06................................     134,375
  50,000 Finlay Enterprises Inc., Sr. Notes, 9.000% due 5/1/08........................      44,250
 150,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08 (a)..................     141,750
 105,000 The Gap Inc., Notes, 10.550% due 12/15/08 (a)................................     114,975
  75,000 Hilton Hotels Corp., Notes, 7.625% due 12/1/12...............................      75,869
  75,000 HMH Properties, Inc., Sr. Notes, Series B, 7.875% due 8/1/08.................      73,125
         Host Marriott L.P.:
  25,000   Series E, 8.375% due 2/15/06 (a)...........................................      24,875
  25,000   Sr. Notes, 9.500% due 1/15/07..............................................      25,500
  50,000 Icon Health & Fitness Inc., Sr. Sub. Notes, 11.250% due 4/1/12...............      43,750
  50,000 John Q. Hamons Hotels, Inc., First Mortgage, Series B, 8.875% due 5/15/12....      50,500
 125,000 Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04............................     117,500
         Levi Strauss & Co.:
           Notes:
  50,000    6.800% due 11/1/03 (a)....................................................      49,500
  50,000    7.000% due 11/1/06........................................................      43,750
           Sr. Notes:
  50,000    11.625% due 1/15/08 (a)...................................................      49,125
  25,000    12.250% due 12/15/12 (b)..................................................      24,625
         Saks Inc.:
  50,000   9.875% due 10/1/11.........................................................      52,500
  45,000   Sr. Notes, 8.250% due 11/15/08 (a).........................................      45,000


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Face
 Amount                                         Security                                           Value
-----------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 8.5% (continued)
$100,000 Starwood Hotels and Resorts Worldwide, Inc., Notes, 7.875% due 5/1/12 (b)............. $    99,500
 100,000 Tommy Hilfiger USA, Inc., 6.850% due 6/1/08 (a).......................................      96,104
 150,000 Tropical Sportswear International Corp., Sr. Sub. Notes, Series A, 11.000% due 6/15/08     152,250
                                                                                                -----------
                                                                                                  1,742,823
                                                                                                -----------
Consumer Non-Cyclicals -- 18.0%
  75,000 aaiPharma Inc., 11.000% due 4/1/10....................................................      75,375
 150,000 AdvancePCS, Sr. Notes, 8.500% due 4/1/08..............................................     156,750
  75,000 American Safety Razor Co., Sr. Notes, Series B, 9.875% due 8/1/05.....................      62,625
  75,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08 (a).................................      75,000
 100,000 Argosy Gaming Co., Sr. Notes, 10.750% due 6/1/09......................................     110,500
 100,000 Coast Hotels and Casinos, Inc., Sr. Sub. Notes, 9.500% due 4/1/09.....................     107,500
 125,000 CONMED Corp., Sr. Sub. Notes, 9.000% due 3/15/08......................................     130,625
         Constellation Brands, Inc., Sr. Sub. Notes:
  50,000   8.500% due 3/1/09...................................................................      52,625
 125,000   Series B, 8.125% due 1/15/12........................................................     130,000
  75,000 Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10 (b)....................      73,125
  50,000 Fleming Cos. Inc., Sr. Notes, 10.125% due 4/1/08 (a)..................................      43,250
 100,000 Harrah's Operating Co. Inc., Sr. Notes, 8.000% due 2/1/11.............................     115,511
  50,000 HCA Inc., Sr. Notes, 8.750% due 9/1/10................................................      57,627
 125,000 Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 12.750% due 10/15/05..............     131,875
  90,000 Home Interiors & Gifts Inc., Sr. Sub. Notes, 10.125% due 6/1/08.......................      84,150
 150,000 Horseshoe Gaming Holding Corp., Sr. Sub. Notes, Series B, 8.625% due 5/15/09..........     160,125
 100,000 IASIS Healthcare Corp., Sr. Sub. Notes, 13.000% due 10/15/09..........................     107,000
  75,000 Insight Health Services Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11...........      72,375
  50,000 Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11 (a)....................      51,250
 125,000 MGM MIRAGE, Sr. Sub. Notes, 9.750% due 6/1/07.........................................     138,750
  50,000 North Atlantic Trading Co., Sr. Notes, Series B, 11.000% due 6/15/04..................      50,063
         Park Place Entertainment Corp., Sr. Sub. Notes:
  50,000   7.875% due 12/15/05.................................................................      51,000
  50,000   9.375% due 2/15/07..................................................................      53,500
 100,000   8.125% due 5/15/11 (a)..............................................................     104,250
  50,000 PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11......................      55,312
  75,000 Playtex Products Inc., Sr. Sub. Notes, 9.375% due 6/1/11..............................      83,250
 125,000 Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09........................     134,375
         Rite Aid Corp.:
 175,000   11.250% due 7/1/08..................................................................     162,750
  25,000   Notes, 7.125% due 1/15/07...........................................................      20,750
         Sealy Mattress Co., Series B:
  75,000   Sr. Discount Notes, 10.875% due 12/15/07 (a)(c).....................................      73,125
 100,000   Sr. Sub. Notes, 9.875% due 12/15/07.................................................      96,500
 110,000 Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10..............................     119,900
 100,000 Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31 (a)............................      85,791
         Triad Hospitals Inc., Series B:
  75,000   Sr. Notes, 8.750% due 5/1/09........................................................      80,719
  50,000   Sr. Sub. Notes, 11.000% due 5/15/09.................................................      55,500
 120,000 United Industries Corp., Sr. Sub. Notes, Series B, 9.875% due 4/1/09..................     122,400
 175,000 Vanguard Health Systems Inc., Sr. Sub. Notes, 9.750% due 8/1/11 (a)...................     168,000
  75,000 Venetian Casino Resort LLC, Second Mortgage Notes, 11.000% due 6/15/10 (b)............      78,750
  50,000 Vicar Operating Inc., 9.875% due 12/1/09..............................................      54,250
  50,000 Vlasic Foods International Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/09 (d)(e)..       8,812
 100,000 Winsloew Furniture, Inc., Sr. Sub. Notes, Series B, 12.750% due 8/15/07...............      81,500
                                                                                                -----------
                                                                                                  3,676,535
                                                                                                -----------


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Face
 Amount                                 Security                                    Value
--------------------------------------------------------------------------------------------
Energy -- 5.5%
$100,000 BRL Universal Equipment, Secured Notes, 8.875% due 2/15/08............. $   104,500
  50,000 Compass Minerals Group Inc., Sr. Sub. Notes, 10.000% due 8/15/11.......      55,000
         Grey Wolf Inc., Sr. Notes:
  50,000   8.875% due 7/1/07....................................................      51,250
 100,000   Series C, 8.875% due 7/1/07..........................................     102,000
  35,000 Key Energy Services Inc., Sr. Sub. Notes, Series B, 14.000% due 1/15/09      40,075
 125,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12......................     133,438
 100,000 Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11.......     106,000
         Pride International Inc., Sr. Notes:
  50,000   9.375% due 5/1/07 (a)................................................      52,500
  25,000   10.000% due 6/1/09...................................................      27,125
 100,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11................     104,500
 100,000 Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09............     104,500
 125,000 Western Gas Resources, Inc., Sr. Sub. Notes, 10.000% due 6/15/09 (a)...     134,375
 100,000 Westport Resources Corp., Sr. Sub. Notes, 8.250% due 11/1/11...........     105,500
                                                                                 -----------
                                                                                   1,120,763
                                                                                 -----------
Financial Services -- 1.3%
 123,463 Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12............       2,469
         FelCor Lodging L.P., Sr. Notes:
  75,000   9.500% due 9/15/08...................................................      76,875
  50,000   8.500% due 6/1/11....................................................      49,500
 100,000 MeriStar Hospitality Corp., Sr. Notes, 9.125% due 1/15/11..............      87,500
  50,000 Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06...............      55,875
                                                                                 -----------
                                                                                     272,219
                                                                                 -----------
Housing Related -- 1.9%
         American Standard Cos. Inc., Sr. Notes:
  25,000   7.375% due 4/15/05...................................................      26,125
  50,000   8.250% due 6/1/09....................................................      54,000
 125,000 Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12..........     132,500
         Nortek Holdings, Inc., Sr. Notes, Series B:
  75,000   9.125% due 9/1/07....................................................      77,250
 100,000   8.875% due 8/1/08....................................................     102,750
                                                                                 -----------
                                                                                     392,625
                                                                                 -----------
Manufacturing -- 5.2%
 125,000 Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11...........     135,625
  50,000 Fedders North America Inc., Sr. Sub. Notes, 9.375% due 8/15/07.........      38,250
  75,000 Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10 (a)...............      82,125
  75,000 Ford Motor Co., Notes, 7.450% due 7/16/31 (a)..........................      65,416
 150,000 Ford Motor Credit Co., Notes, 7.250% due 10/25/11......................     145,984
  25,000 General Motors Acceptance Corp., Notes, 6.875% due 8/28/12.............      24,687
  75,000 Holmes Products Corp., Sr. Sub. Notes, Series B, 9.875% due 11/15/07...      50,250
  25,000 Meritor Automotive, Inc., Notes, 6.800% due 2/15/09....................      24,750
 125,000 Motors & Gears Inc., Sr. Notes, Series D, 10.750% due 11/15/06.........     108,437
  50,000 NMHG Holding Co., 10.000% due 5/15/09..................................      50,250
  25,000 Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12 (b)................      25,750
  50,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09..............................      48,250
  50,000 Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12....      50,750
  75,000 Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11 (a)..........      70,875
 125,000 Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08....................     130,000
                                                                                 -----------
                                                                                   1,051,399
                                                                                 -----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



  Face
 Amount                                                  Security                                                 Value
------------------------------------------------------------------------------------------------------------------------------
Media -- 9.6%
$100,000     AOL Time Warner Inc., 7.625% due 4/15/31......................................................... $   103,141
             Charter Communications Holdings, LLC:
               Sr. Discount Notes:
 170,000        Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11.....................................      60,350
 125,000        Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11 (a)..............................      31,875
               Sr. Notes:
  35,000        9.625% due 11/15/09 (a).......................................................................      15,750
 200,000        11.125% due 1/15/11 (a).......................................................................      91,500
 150,000        10.000% due 5/15/11...........................................................................      67,500
             CSC Holdings Inc., Sr. Sub. Debentures:
 175,000       9.875% due 2/15/13 (a).........................................................................     171,719
  25,000       10.500% due 5/15/16 (a)........................................................................      24,906
             EchoStar DBS Corp., Sr. Notes:
 150,000       10.375% due 10/1/07............................................................................     163,125
  75,000       9.125% due 1/15/09.............................................................................      79,313
 100,000       9.375% due 2/1/09..............................................................................     106,250
             Insight Midwest L.P., Sr. Notes:
  25,000       9.750% due 10/1/09 (a).........................................................................      23,875
  60,000       10.500% due 11/1/10 (a)........................................................................      58,650
 125,000     LIN Television Corp., Sr. Notes, 8.000% due 1/15/08..............................................     132,969
  80,000     Mediacom LLC, Sr. Notes, 11.000% due 7/15/13 (a).................................................      81,600
 100,000     Nextmedia Operating Inc., Sr. Sub. Notes, 10.750% due 7/1/11.....................................     105,625
             NTL Inc., Sr. Notes:
  20,000       Series A, 12.750% due 4/15/05 (d)(e)...........................................................       1,900
               Series B:
 150,000        11.500% due 2/1/06 (c)(d)(e)..................................................................      15,000
  50,000        Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08 (d)(e)..............................       4,250
  75,000        Zero coupon until 10/1/03, (12.375% thereafter), due 10/1/08 (d)(e)...........................       6,000
  25,000     R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (b).........................      27,375
 125,000     Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11 (a).................................     134,375
             Rogers Communications Inc., Sr. Notes:
  60,000       9.125% due 1/15/06.............................................................................      57,975
  75,000       8.875% due 7/15/07.............................................................................      72,000
  60,000     Sun Media Corp., Sr. Sub. Notes, 9.500% due 5/15/07..............................................      61,800
             Telewest Communication PLC, Sr. Discount Notes:
  75,000       Zero coupon until 4/15/04, (9.250% thereafter), due 4/15/09....................................      10,875
  75,000       Zero coupon until 2/1/05, (11.375% thereafter), due 2/1/10.....................................       9,750
  75,000     Time Warner Inc., Sr. Notes, 6.625% due 5/15/29..................................................      69,202
             United Pan-Europe Communications N.V., Series B:
               Sr. Discount Notes:
 150,000        Zero coupon until 11/1/04, (13.375% thereafter), due 11/1/09 (d)(e)...........................       9,750
 190,000        Zero coupon until 2/1/05, (13.750% thereafter), due 2/1/10 (d)(e).............................      12,350
               Sr. Notes:
  25,000        11.250% due 2/1/10 (d)(e).....................................................................       2,000
  25,000        11.500% due 2/1/10 (d)(e).....................................................................       2,000
 200,000     Yell Finance B.V., Sr. Discount Notes, (zero coupon until 8/1/06, 13.500% thereafter), due 8/1/11     142,000
                                                                                                               -----------
                                                                                                                 1,956,750
                                                                                                               -----------
Publishing/Printing -- 1.1%
  25,000     Dex Media East LLC, Sr. Notes, 9.875% due 11/15/09 (b)...........................................      26,875
  75,000     R.H. Donnelley Inc., Sr. Sub. Notes, 9.125% due 6/1/08...........................................      75,019
 125,000     World Color Press, Inc., Sr. Sub. Notes, 8.375% due 11/15/08.....................................     130,223
                                                                                                               -----------
                                                                                                                   232,117
                                                                                                               -----------


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Face
 Amount                                          Security                                              Value
---------------------------------------------------------------------------------------------------------------
Services/Other -- 2.7%
         Allied Waste North America, Inc.:
           Sr. Notes:
$ 50,000    9.250% due 9/1/12 (b).................................................................. $    51,500
  50,000    Series B, 8.875% due 4/1/08............................................................      51,000
 125,000   Sr. Sub. Notes, Series B, 10.000% due 8/1/09 (a)........................................     124,688
  50,000 Brand Services, Inc., Sr. Sub. Notes, 12.000% due 10/15/12 (b)............................      52,750
         Iron Mountain Inc.:
  25,000   8.250% due 7/1/11.......................................................................      25,875
  75,000   Sr. Notes, 8.625% due 4/1/13............................................................      78,750
  50,000   Sr. Sub. Notes, 8.750% due 9/30/09......................................................      51,812
  50,000 Mail-Well, Inc., Sr. Sub. Notes, Series B, 8.750% due 12/15/08 (a)........................      32,750
 125,000 Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due 6/1/08 (d)(e).....................       5,000
  75,000 SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06...........................................      69,375
                                                                                                    -----------
                                                                                                        543,500
                                                                                                    -----------
Technology -- 3.4%
 100,000 L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12..............................     103,500
 125,000 Motorola, Inc., Sr. Notes, 8.000% due 11/1/11 (a).........................................     129,621
  75,000 Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 (b)........................      78,000
         Unisys Corp., Sr. Notes:
 125,000   8.125% due 6/1/06.......................................................................     130,937
  25,000   7.875% due 4/1/08 (a)...................................................................      25,625
 125,000 Xerox Capital (Europe) PLC, 5.875% due 5/15/04............................................     120,000
 100,000 Xerox Corp., Notes, 5.500% due 11/15/03 (a)...............................................      98,000
                                                                                                    -----------
                                                                                                        685,683
                                                                                                    -----------
Telecommunications -- 8.7%
  75,000 American Cellular Corp., 9.500% due 10/15/09..............................................      14,625
 160,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (a)....................................     125,600
         AT&T Corp.:
 200,000   Notes, 6.500% due 3/15/13...............................................................     201,070
 125,000   Sr. Notes, 8.500% due 11/15/31..........................................................     138,252
         AT&T Wireless Services Inc.:
 125,000   Notes, 8.125% due 5/1/12 (a)............................................................     125,869
           Sr. Notes:
  25,000    7.875% due 3/1/11......................................................................      25,170
  75,000    8.750% due 3/1/31......................................................................      73,727
         Crown Castle International Corp., Sr. Notes:
  50,000   9.000% due 5/15/11 (a)..................................................................      40,250
  25,000   9.375% due 8/1/11 (a)...................................................................      20,875
  90,000   10.750% due 8/1/11 (a)..................................................................      79,200
         Global Crossing Holdings Ltd.:
  55,000   9.625% due 5/15/08 (d)(e)...............................................................       1,925
 120,000   Sr. Notes, 9.125% due 11/15/06 (d)(e)...................................................       4,200
         Nextel Communications, Inc., Sr. Serial Redeemable:
 260,000   Discount Notes, (zero coupon until 2/15/03, 9.950% thereafter), due 2/15/08 (a).........     239,200
 185,000   Notes, 9.375% due 11/15/09 (a)..........................................................     168,350
 125,000 Qwest Communications International Inc., Sr. Notes, Series B, 7.500% due 11/1/08..........     101,875
 150,000 Qwest Corp., Notes, 8.875% due 3/15/12 (b)................................................     146,250
  27,000 Qwest Services Corp., Notes, 14.000% due 12/15/14 (a)(b)..................................      29,025
         Spectrasite Holdings, Inc.:
  50,000   Sr. Discount Notes, (zero coupon until 7/15/03, 12.000% thereafter), due 7/15/08 (d)(e).      16,250
  45,000   Sr. Notes, Series B, 10.750% due 3/15/10 (a)(d)(e)......................................      16,875


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)


  Face
 Amount                                    Security                                       Value
---------------------------------------------------------------------------------------------------
Telecommunications -- 8.7% (continued)
         Sprint Capital Corp.:
$125,000   6.875% due 11/15/28........................................................ $    100,945
 100,000   8.750% due 3/15/32.........................................................       95,289
  16,000 TeleCorp PCS, Inc., Sr. Sub. Notes, 10.625% due 7/15/10......................       17,280
                                                                                       ------------
                                                                                          1,782,102
                                                                                       ------------
Transportation -- 1.1%
 100,000 Petro Stopping Centers L.P., Sr. Notes, 10.500% due 2/1/07...................       93,500
 125,000 Teekay Shipping Corp., First Preferred Ship Mortgage Notes, 8.320% due 2/1/08      128,906
                                                                                       ------------
                                                                                            222,406
                                                                                       ------------
Utilities -- 1.2%
 125,000 Calpine Canada Energy Finance ULC, Sr. Notes, 8.500% due 5/1/08..............       55,000
         Calpine Corp., Sr. Notes:
  50,000   7.875% due 4/1/08..........................................................       21,250
  50,000   7.750% due 4/15/09 (a).....................................................       21,250
  25,000   8.625% due 8/15/10 (a).....................................................       10,750
         CMS Energy Corp., Sr. Notes:
 125,000   9.875% due 10/15/07 (a)....................................................      118,882
  25,000   Pass-Through Certificates, 7.000% due 1/15/05..............................       21,761
                                                                                       ------------
                                                                                            248,893
                                                                                       ------------
         TOTAL CORPORATE BONDS
         (Cost -- $16,293,612)........................................................   15,754,462
                                                                                       ------------

DEBTOR-IN-POSSESSION (f) -- 1.1%
 225,000 NTL Inc., Term Loan Notes, 11.000% due 1/10/03 (Cost -- $225,000)............      225,000
                                                                                       ------------

CONVERTIBLE CORPORATE BONDS -- 1.2%
Technology -- 1.0%
 100,000 CIENA Corp., Sr. Notes, 3.750% due 2/1/08....................................       70,000
 100,000 Comverse Technology, Inc., Debentures, 1.500% due 12/1/05....................       84,625
  55,000 i2 Technologies, Inc., Sub. Notes, 5.250% due 12/15/06.......................       32,381
  50,000 Sanmina-SCI Corp., Sub. Debentures, zero coupon due 9/12/20..................       20,625
                                                                                       ------------
                                                                                            207,631
                                                                                       ------------
Telecommunications -- 0.2%
  50,000 American Tower Corp., Notes, 5.000% due 2/15/10..............................       32,625
                                                                                       ------------
         TOTAL CONVERTIBLE CORPORATE BONDS
         (Cost -- $233,984)...........................................................      240,256
                                                                                       ------------

SOVEREIGN BONDS -- 14.0%
Argentina -- 0.3%
 120,000 Republic of Argentina, 6.000% due 3/31/23 (d)(e).............................       55,800
                                                                                       ------------
Brazil -- 3.3%
         Federal Republic of Brazil:
  25,000   11.250% due 7/26/07........................................................       19,250
 235,000   11.500% due 3/12/08........................................................      179,775
 155,000   14.500% due 10/15/09.......................................................      129,425
 385,000   12.250% due 3/6/30.........................................................      269,500
 150,000   DCB, 2.625% due 4/15/12 (c)................................................       82,313
                                                                                       ------------
                                                                                            680,263
                                                                                       ------------

                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)


  Face
 Amount                     Security                        Value
--------------------------------------------------------------------
Bulgaria -- 0.6%
         Republic of Bulgaria:
$ 25,000   2.688% due 7/28/24 (c)....................... $    23,844
  47,619   FLIRB, 2.688% due 7/28/12 (c)................      45,417
  48,500   IAB, 2.688% due 7/28/11 (c)..................      45,226
                                                         -----------
                                                             114,487
                                                         -----------
Colombia -- 0.7%
         Republic of Colombia:
  25,000   9.750% due 4/23/09...........................      25,875
  75,000   10.000% due 1/23/12..........................      76,125
  50,000   10.750% due 1/15/13..........................      52,000
                                                         -----------
                                                             154,000
                                                         -----------
Ecuador -- 1.1%
         Republic of Ecuador:
 250,000   12.000% due 11/15/12.........................     142,500
 175,000   6.000% due 8/15/30 (c).......................      73,500
                                                         -----------
                                                             216,000
                                                         -----------
Mexico -- 3.1%
         United Mexican States:
  50,000   8.375% due 1/14/11...........................      56,625
 215,000   11.375% due 9/15/16..........................     288,369
 175,000   11.500% due 5/15/26..........................     239,094
  50,000   8.300% due 8/15/31...........................      52,875
                                                         -----------
                                                             636,963
                                                         -----------
Panama -- 0.5%
         Republic of Panama:
  25,000   9.625% due 2/8/11............................      27,437
  85,907   FRN, 2.750% due 7/17/16 (c)..................      68,511
                                                         -----------
                                                              95,948
                                                         -----------
Peru -- 0.1%
  25,000 Republic of Peru, FLIRB, 4.000% due 3/7/17 (c).      17,812
                                                         -----------
Philippines -- 0.6%
 125,000 Republic of the Philippines, 9.375% due 1/18/17     129,375
                                                         -----------
Poland -- 0.2%
  33,541 Republic of Poland, 7.000% due 10/27/14 (c)....      34,128
                                                         -----------
Russia -- 2.4%
         Russian Federation:
  25,000   12.750% due 6/24/28..........................      33,219
 575,000   5.000% due 3/31/30 (c).......................     457,844
                                                         -----------
                                                             491,063
                                                         -----------
Turkey -- 0.6%
         Republic of Turkey:
  10,000   12.375% due 6/15/09..........................      10,950
 100,000   11.875% due 1/15/30..........................     105,500
                                                         -----------
                                                             116,450
                                                         -----------

                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



  Face
 Amount                          Security                              Value
-------------------------------------------------------------------------------
Uruguay -- 0.5%
         Republic of Uruguay:
$100,000  7.875% due 3/25/09....................................... $    54,000
 100,000  8.750% due 6/22/10.......................................      56,500
                                                                    -----------
                                                                        110,500
                                                                    -----------
         TOTAL SOVEREIGN BONDS (Cost -- $2,791,011)................   2,852,789
                                                                    -----------

LOAN PARTICIPATIONS (c)(g) -- 0.4%
 100,000 Kingdom of Morocco, Tranche A, 2.563% due 1/5/09 (CS
          First Boston Corp.)
         (Cost -- $91,537).........................................      91,750
                                                                    -----------

 Shares
---------
COMMON STOCK (e) -- 0.2%
   4,310 ContinentalAFA Dispensing Co. (f).........................      23,705
   4,379 Imperial Sugar Co.........................................      19,092
      95 Pillowtex Corp. (a).......................................          27
                                                                    -----------
         TOTAL COMMON STOCK (Cost -- $92,433)......................      42,824
                                                                    -----------
ESCROW SHARES (e)(f) -- 0.0%
 100,000 Breed Technologies, Inc...................................           0
 125,000 Imperial Sugar Co.........................................           0
  75,000 Pillowtex Corp............................................           0
                                                                    -----------
         TOTAL ESCROW SHARES (Cost -- $0)..........................           0
                                                                    -----------
PREFERRED STOCK -- 1.6%
         CSC Holdings Inc.:
   1,200  Series H, 11.750% due 10/1/07............................     114,300
   2,300  Series M, 11.125% due 4/1/08.............................     214,475
         TCR Holding Corp.:
     219  Class B Shares (e)(f)....................................           0
     121  Class C Shares (e)(f)....................................           0
     318  Class D Shares (e)(f)....................................           0
     658  Class E Shares (e)(f)....................................           1
                                                                    -----------
         TOTAL PREFERRED STOCK (Cost -- $315,891)..................     328,776
                                                                    -----------

Warrants
---------
WARRANTS (e) -- 0.0%
 114,832 ContiFinancial Corp., (Represents interest in a trust in the liquidation of ContiFinacial Corp. and its
          affiliates) (f)..........................................       4,522
     504 Pillowtex Corp., Expire 11/24/09..........................           5
                                                                    -----------
         TOTAL WARRANTS (Cost -- $4,900)...........................       4,527
                                                                    -----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)


  Face
 Amount                          Security                              Value
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.4%
$298,000 State Street Bank and Trust Co., 1.050% due 1/2/03;
          Proceeds at maturity -- $298,017; (Fully collateralized
          by U.S. Treasury Bonds, 4.875% due 2/15/12; Market
          value -- $304,219)....................................... $   298,000
 600,000 Greenwich Capital Markets, Inc., 1.100% due 1/2/03;
          Proceeds at maturity -- $600,037; (Fully collateralized
          by U.S. Treasury Notes, 1.750% due 12/31/04; Market
          value -- $612,528).......................................     600,000
                                                                    -----------
         TOTAL REPURCHASE AGREEMENTS (Cost -- $898,000)............     898,000
                                                                    -----------
         TOTAL INVESTMENTS -- 100% (Cost -- $20,946,368*).......... $20,438,384
                                                                    ===========

--------
(a)All or a portion of this security is on loan (See Note 9).
(b)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)Rate shown reflects rate in effect at December 31, 2002 on instrument with variable rates or step coupon rates.
(d)Security is currently in default.
(e)Non-income producing security.
(f)Security valued in accordance with fair valuation procedures.
(g)Participation interests were acquired through the financial institutions indicated parenthetically.
 * Aggregate cost for Federal income tax purposes is $20,979,700.

   Abbreviations used in this schedule:
   DCB -- Debt Conversion Bonds.
   FLIRB -- Front-Loaded Interest Reduction Bonds.
   FRN -- Floating Rate Notes.
   IAB -- Interest Arrears Bonds.

                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2002


    ASSETS:
      Investments, at value (Cost -- $20,946,368).............. $20,438,384
      Cash.....................................................       2,411
      Collateral for securities on loan (Note 9)...............   3,534,355
      Dividends and interest receivable........................     463,785
                                                                -----------
      Total Assets.............................................  24,438,935
                                                                -----------
    LIABILITIES:
      Payable for securities on loan (Note 9)..................   3,534,355
      Payable for Fund shares purchased........................     381,451
      Management fee payable...................................       1,991
      Administration fee payable...............................         837
      Accrued expenses.........................................      51,073
                                                                -----------
      Total Liabilities........................................   3,969,707
                                                                -----------
    Total Net Assets........................................... $20,469,228
                                                                ===========
    NET ASSETS:
      Par value of capital shares.............................. $     2,524
      Capital paid in excess of par value......................  22,691,825
      Undistributed net investment income......................      43,304
      Accumulated net realized loss from security transactions.  (1,760,441)
      Net unrealized depreciation of investments...............    (507,984)
                                                                -----------
    Total Net Assets........................................... $20,469,228
                                                                ===========
    Shares Outstanding.........................................   2,524,157
                                                                -----------
    Net Asset Value, per share.................................       $8.11
                                                                -----------


                      See Notes to Financial Statements.

          Statement of Operations


For the Year Ended December 31, 2002

INVESTMENT INCOME:
  Interest........................................................................ $ 1,623,860
  Dividends.......................................................................      35,524
                                                                                   -----------
  Total Investment Income.........................................................   1,659,384
                                                                                   -----------
EXPENSES:
  Management fee (Note 2).........................................................     124,798
  Shareholder communications......................................................      38,599
  Custody.........................................................................      38,001
  Audit and legal.................................................................      31,351
  Administration fee (Note 2).....................................................       8,320
  Directors' fees.................................................................       5,438
  Registration fees...............................................................         501
  Shareholder and system servicing fees...........................................         120
  Other...........................................................................       5,001
                                                                                   -----------
  Total Expenses..................................................................     252,129
  Less: Management fee waiver (Note 2)............................................     (85,731)
                                                                                   -----------
  Net Expenses....................................................................     166,398
                                                                                   -----------
Net Investment Income.............................................................   1,492,986
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales............................................................  15,276,314
   Cost of securities sold........................................................  15,920,918
                                                                                   -----------
  Net Realized Loss...............................................................    (644,604)
                                                                                   -----------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of year..............................................................    (925,873)
   End of year....................................................................    (507,984)
                                                                                   -----------
  Decrease in Net Unrealized Depreciation.........................................     417,889
                                                                                   -----------
Net Loss on Investments...........................................................    (226,715)
                                                                                   -----------
Increase in Net Assets From Operations............................................ $ 1,266,271
                                                                                   ===========


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended December 31,


                                                                           2002         2001
                                                                       -----------  -----------
OPERATIONS:
 Net investment income................................................ $ 1,492,986  $ 1,062,777
 Net realized loss....................................................    (644,604)    (707,410)
 Decrease in net unrealized depreciation..............................     417,889      143,746
                                                                       -----------  -----------
 Increase in Net Assets From Operations...............................   1,266,271      499,113
                                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income................................................  (1,448,899)  (1,069,933)
                                                                       -----------  -----------
 Decrease in Net Assets From Distributions to Shareholders............  (1,448,899)  (1,069,933)
                                                                       -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 14):
 Net proceeds from sale of shares.....................................  14,394,686    5,641,424
 Net asset value of shares issued for reinvestment of dividends.......   1,448,899    1,069,933
 Cost of shares reacquired............................................  (8,919,296)  (1,929,593)
                                                                       -----------  -----------
 Increase in Net Assets From Fund Share Transactions..................   6,924,289    4,781,764
                                                                       -----------  -----------
Increase in Net Assets................................................   6,741,661    4,210,944
NET ASSETS:
 Beginning of year....................................................  13,727,567    9,516,623
                                                                       -----------  -----------
 End of year*......................................................... $20,469,228  $13,727,567
                                                                       ===========  ===========
* Includes undistributed net investment income of:....................     $43,304           --
                                                                       ===========  ===========


                      See Notes to Financial Statements.

          Notes to Financial Statements



1. Organization and Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2002, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each of the investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risk not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Notes to Financial Statements
(continued)



2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., ("SSBH") which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 2002, SBAM voluntarily waived a portion of its management fee amounting to $85,731.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. For the year ended December 31, 2002, SSB did not receive any brokerage commissions from the Fund.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases......................................................... $22,327,042
                                                                   ===========
Sales............................................................. $15,276,314
                                                                   ===========

At December 31, 2002 the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation..................................... $   900,149
Gross unrealized depreciation.....................................  (1,441,465)
                                                                   -----------
Net unrealized depreciation....................................... $  (541,316)
                                                                   ===========

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements
(continued)



5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the year ended December 31, 2002, the Fund did not enter into any reverse repurchase agreements.

6. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)



8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund did not hold any TBA securities.

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund had loaned securities having a market value of $3,449,113. The Fund received cash collateral amounting to $3,534,355 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2002 was $3,169.

10. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2002, the Fund held loan participations with a total cost of $91,537.

11. Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fee allocated to the Fund was $450. Since the line of credit was established there have been no borrowings.

Notes to Financial Statements
(continued)



12. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $1,719,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                              2006     2007     2009     2010
                                                             ------- -------- -------- --------
Carryforward amounts........................................ $21,000 $166,000 $632,000 $900,000
                                                             ======= ======== ======== ========

In addition, the Fund had $7,856 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

13. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

                   Undistributed ordinary income $    43,304
                                                 ===========
                   Accumulated capital losses... $(1,719,253)
                                                 ===========
                   Unrealized depreciation...... $  (541,316)
                                                 ===========

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

                       Ordinary income........ $1,448,899
                       Long term capital gains         --
                                               ----------
                       Total.................. $1,448,899
                                               ==========

14. Capital Stock

At December 31, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                                Year Ended        Year Ended
                                                             December 31, 2002 December 31, 2001
                                                             ----------------- -----------------
Shares sold.................................................     1,727,321          644,085
Shares issued on reinvestment of dividends..................       178,876          131,928
Shares reacquired...........................................    (1,071,552)        (220,148)
                                                                ----------         --------
Net Increase................................................       834,645          555,865
                                                                ==========         ========

          Financial Highlights


For a share of capital stock outstanding for the year ended December 31, unless otherwise noted:

                                                   2002     2001     2000     1999   1998(1)
                                                 -------  -------  -------   ------  -------
Net Asset Value, Beginning of Year..............   $8.13    $8.39    $9.22    $9.58   $10.00
                                                 -------  -------  -------   ------  -------
Income (Loss) From Operations:
  Net investment income (2).....................    0.73     0.68     0.83     0.88     0.43
  Net realized and unrealized loss..............   (0.14)   (0.25)   (0.83)   (0.35)   (0.42)
                                                 -------  -------  -------   ------  -------
Total Income From Operations....................    0.59     0.43       --     0.53     0.01
                                                 -------  -------  -------   ------  -------
Less Distributions From:
  Net investment income.........................   (0.61)   (0.69)   (0.83)   (0.88)   (0.43)
  Capital.......................................      --       --       --    (0.01)   (0.00)*
                                                 -------  -------  -------   ------  -------
Total Distributions.............................   (0.61)   (0.69)   (0.83)   (0.89)   (0.43)
                                                 -------  -------  -------   ------  -------
Net Asset Value, End of Year....................   $8.11    $8.13    $8.39    $9.22   $ 9.58
                                                 =======  =======  =======   ======  =======
Total Return (3)................................    7.31%    5.14%   (0.02)%   5.56%    0.14%++
Net Assets, End of Year (000s).................. $20,469  $13,728  $ 9,517   $7,940   $6,949
Ratios to Average Net Assets:
  Expenses (2)(4)...............................    1.00%    1.00%    1.00%    1.00%    1.00%+
  Net investment income.........................    8.97     9.13    10.19     9.56     7.25+
Portfolio Turnover Rate.........................      99%      88%      53%      58%      37%

--------
(1) For the period from May 1, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fee for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $2,475, $3,983 and $11,942 for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been as follows:

                                   Decrease to         Expense Ratios
                              Net Investment Income Without Fee Waivers
                                    Per Share       and/or Reimbursement
                              --------------------- --------------------
            2002.............         $0.04                 1.52%
            2001.............          0.04                 1.57
            2000.............          0.06                 1.78
            1999.............          0.07                 1.80
            1998.............          0.06                 2.04+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent of this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

          Report of Independent Accountants


To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable High Yield Bond Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 18, 2003

--------------------------------------------------------------------------------

Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

..  A corporate dividends received deduction of 2.38%.

          Additional Stockholder Information
          (unaudited)



Result of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc ("Investment Company") was held on August 19, 2002, for the purpose of considering and voting upon the election of Directors and the approval of certain amendments to the Charter. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

                 Nominees            Votes For  Votes Withheld
                 --------            ---------- --------------
                 Carol L. Colman.... 54,632,097   2,613,764
                 Daniel P. Cronin... 54,692,911   2,552,951
                 Leslie H. Gelb..... 54,532,645   2,713,217
                 Dr. Riordan Roett.. 54,628,086   2,617,776
                 Jeswald W. Salacuse 54,667,611   2,578,757
                 R. Jay Gerken...... 54,602,180   2,535,709
                 Heath B. McLendon.. 54,710,153   2,643,682

2. Approval of Amendments to the Charter

Stockholders considered and voted upon certain amendments to the Investment Company's Charter whereby the Investment Company, if authorized by the Directors and subject to applicable federal and state law, would be permitted to redeem shares of any series from a stockholder.

                    Votes For  Votes Against Votes Abstained
                    ---------  ------------- ---------------
                    51,362,785   2,916,186      2,966,890

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Variable Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

          Additional Information
          (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Investment Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                             Number of
                                                                         Principal          Portfolios
                                 Position(s) Held Term of Office*      Occupation(s)      in Fund Complex
                                 with Investment   and Length of        During Past          Overseen     Other Directorships
     Name, Address and Age           Company        Time Served         Five Years          by Director    Held by Director
-------------------------------- ---------------- --------------- ----------------------- --------------- -------------------
Non-Interested Directors:
Carol L. Colman                      Director          Since      President, Colman             33               None
Colman Consulting Co., Inc.                            1998       Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                     Director          Since      Associate General             30               None
Pfizer Inc.                                            1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                       Director          Since      President, The Council        32          Director of 2
The Council on Foreign Relations                       2002       on Foreign Relations;                     registered
58 East 68th Street                                               formerly, Columnist,                      investment
New York, NY 10021                                                Deputy Editorial Page                     companies
Age 65                                                            Editor, Op-Ed Page, The                   advised by
                                                                  New York Times                            Advantage
                                                                                                            Advisers, Inc.
                                                                                                            ("Advantage")

Riordan Roett                        Director          Since      Professor and Director,       32          The Latin
The Johns Hopkins University                           2002       Latin America Studies                     America Equity
1740 Massachusetts Ave, NW                                        Program, Paul H. Nitze                    Fund, Inc.
Washington, DC 20036                                              School of Advanced
Age 64                                                            International Studies,
                                                                  The Johns Hopkins
                                                                  University

Jeswald W. Salacuse                  Director          Since      Henry J. Braker               32          Director of 2
Tufts University--The Fletcher                         2002       Professor of Commercial                   registered
School of Law & Diplomacy                                         Law and formerly Dean,                    investment
160 Packard Avenue                                                The Fletcher School of                    companies
Medford, MA 02155                                                 Law & Diplomacy, Tufts                    advised by
Age 65                                                            University; formerly,                     Advantage
                                                                  Fulbright Distinguished
                                                                  Chair in Comparative
                                                                  Law, University of
                                                                  Trento, Italy

          Additional Information
          (unaudited) (continued)

                                                                                                   Number of
                                                                              Principal           Portfolios
                                      Position(s) Held Term of Office*      Occupation(s)       in Fund Complex
                                      with Investment   and Length of        During Past           Overseen
        Name, Address and Age             Company        Time Served         Five Years           by Director
------------------------------------- ---------------- --------------- ------------------------ ---------------
Interested Director:
R. Jay Gerken                          Chairman,            Since      Managing Director of           227
Salomon Smith Barney Inc.              President and        2002       Salomon Smith
399 Park Avenue, 4th Floor             Chief                           Barney Inc. ("SSB");
New York, NY 10022                     Executive                       Chairman, President
Age 51                                 Officer                         and Chief Executive
                                                                       Officer of Smith Barney
                                                                       Fund Management LLC
                                                                       ("SBFM"), Travelers
                                                                       Investment Adviser,
                                                                       Inc. ("TIA") and Citi
                                                                       Fund Management Inc.

Officers:
Lewis E. Daidone                       Executive Vice       Since      Managing Director of           N/A
SSB                                    President and        2002       SSB; Chief Financial
125 Broad Street, 11th Floor           Chief                           Officer and Treasurer of
New York, NY 10004                     Administrative       1998-      mutual funds affiliated
Age 45                                 Officer              2002       with Citigroup Inc.;
                                                                       Director and Senior
                                       Senior Vice                     Vice President of SBFM
                                       President and                   and TIA
                                       Treasurer

Alan J. Blake                          Executive Vice       Since      Managing Director of           N/A
Salomon Brothers Asset Management Inc  President            2002       Salomon Brothers Asset
399 Park Avenue, 4th Floor                                             Management Inc
New York, NY 10022                                                     ("SBAM")
Age 52

James E. Craige                        Executive Vice       Since      Managing Director of           N/A
SBAM                                   President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

John B. Cunningham                     Executive Vice       Since      Managing Director of           N/A
SBAM                                   President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

John G. Goode                          Executive Vice       Since      Managing Director of           N/A
SBAM                                   President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable                         Executive Vice       Since      Managing Director of           N/A
SBAM                                   President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 44



                                      Other Directorships
        Name, Address and Age          Held by Director
------------------------------------- -------------------
Interested Director:
R. Jay Gerken                                None
Salomon Smith Barney Inc.
399 Park Avenue, 4th Floor
New York, NY 10022
Age 51







Officers:
Lewis E. Daidone                             N/A
SSB
125 Broad Street, 11th Floor
New York, NY 10004
Age 45





Alan J. Blake                                N/A
Salomon Brothers Asset Management Inc
399 Park Avenue, 4th Floor
New York, NY 10022
Age 52

James E. Craige                              N/A
SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

John B. Cunningham                           N/A
SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

John G. Goode                                N/A
SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable                               N/A
SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 44

          Additional Information
          (unaudited) (continued)

                                                                                              Number of
                                                                           Principal         Portfolios
                                    Position(s) Held Term of Office*     Occupation(s)     in Fund Complex
                                    with Investment   and Length of       During Past         Overseen     Other Directorships
      Name, Address, and Age            Company        Time Served        Five Years         by Director    Held by Director
----------------------------------- ---------------- --------------- --------------------- --------------- -------------------
Michael A. Kagan                     Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            2002       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Roger M. Lavan                       Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Beth A. Semmel                       Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby                       Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson                 Executive Vice       Since      Managing Director of        N/A               N/A
SBAM                                 President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Andrew Beagley                       Vice President       Since      Director of SBAM            N/A               N/A
SBAM                                 and Chief            2002
399 Park Avenue, 4th Floor           Anti-Money
New York, NY 10022                   Laundering
Age 41                               Compliance
                                     Officer

Frances M. Guggino                   Controller           Since      Vice President of SSB       N/A               N/A
SSB                                                       2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor                   Secretary            Since      Managing Director of        N/A               N/A
SSB                                                       1998       SSB; General Counsel
300 First Stamford Place, 4th Floor                                  and Secretary of SBFM
Stamford, CT 06902                                                   and TIA
Age 52

--------
*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN
RIORDAN ROETT
JESWALD W. SALACUSE

Officers
R. JAY GERKEN
    Chairman, President and Chief Executive Officer
LEWIS E. DAIDONE
    Executive Vice President and Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JAMES E. CRAIGE
   Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
MICHAEL A. KAGAN
   Executive Vice President
ROGER M. LAVAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
ANDREW BEAGLEY
   Vice President and Chief Anti-Money Laundering Compliance Officer FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                        Asset Management

                   399 PARK AVENUE . NEW YORK, NEW YORK 10022            03-4384

       Salomon Brothers
       Variable Series Funds Inc


   Annual
   Report
   2002
   DECEMBER 31, 2002

 . STRATEGIC BOND FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Letter From the Chairman


[PHOTO]
R. Jay Gerken
Chairman, President and Chief Executive Officer

DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable Strategic Bond Fund ("Fund"),/1/ replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's managers through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken Chairman, President and
Chief Executive Officer


--------
1 The Fund is an underlying investment option of various variable-annuity products. A variable-annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-account. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Letter From the Manager


PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned 8.84%./1/ In comparison, the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG Bond Index")/2/ returned 10.10% for the same period. The Lehman Brothers Aggregate Bond Index ("Lehman Index")/3/ returned 10.25% for the same period.

[PHOTO]                         [PHOTO]                  [PHOTO]

Peter J. Wilby                  Roger Lavan
                                                         David J. Scott

Peter J. Wilby                  Roger M. Lavan           David J. Scott
Executive                       Executive                Co-Portfolio
Vice President                  Vice President           Manager


INVESTMENT STRATEGY
The Fund's primary objective is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve these objectives by investing in a globally diverse portfolio of fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its assets in fixed- income securities and related investments. Tactical allocations may include U.S. and non-U.S. investment-grade, high-yield, mortgage-backed and asset-backed securities, and emerging-market debt securities./4/

PORTFOLIO MARKET AND FUND OVERVIEW

Investment-grade

U.S. Treasury securities provided exceptional returns during the reporting period as prices on these government issues, which move inversely to the securities' yields, rose. As a result, their yields dropped to levels not seen in decades. Results from investment-grade corporate debt securities were resilient, despite the corporate integrity concerns that challenged the stock markets.

Beginning in the second quarter of 2002, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining rate environments characterized by


 -------
1 The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
2 The SSB BIG Bond Index includes institutionally traded U.S. Treasury securities, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
3 The Lehman Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The Index is comprised of U.S. treasury bonds, government-agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot directly invest in an index.
4 Please note that high-yield bonds are rated below investment-grade and carry more risk than higher- rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall. Also, please note that investments in foreign securities, especially emerging-market investments, involve greater risks than U.S. investments. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. issuers and markets are subject.

tempered inflation (when the economy is not overheated). However, the decline in equities during the period, in our view, was even a more significant contributor to the performance of the fixed-income securities markets.

Mortgage rates also began their steep descent, which provided further impetus for the decline in bond yields as old mortgages were refinanced. Investors looking to replace lost mortgage duration/5/ purchased U.S. Treasuries, thereby driving yields even lower. While the majority of investors in investment-grade issues were faced with this shortening-duration problem, the Federal National Mortgage Association ("Fannie Mae"),/6/ the largest player in the mortgage-backed securities market, helped make the issue front-page news amid reported criticism regarding the duration gap in the government agency's portfolio (many of these concerns have since subsided). This situation added to the feeding frenzy in the U.S. Treasuries market, particularly for intermediate-term issues. Despite the advancement in quantitative mortgage models, many investors and financial institutions were clearly caught off guard by the speed and magnitude of the refinancing response.

By the time summer arrived, economic data were softening across more industries and corporate accounting scandal headlines continued to relentlessly plague the stock markets as well as corporate fixed-income securities prices. As the equity market plunged in July of 2002, there was a rise in expectations that the U.S. Federal Reserve Board ("Fed") would take action to help address the situation. Although the Federal Open Market Committee ("FOMC")/7/ at the time had left its target for the federal funds rate ("fed funds rate")/8/ unchanged from its target in December 2001, it finally cut the fed funds rate in November 2002, by half a percentage point to 1.25%, a level not seen since the Eisenhower administration.

As equities rebounded from their October 2002 lows, corporate spreads/9/ narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically narrowing the margin between yields on corporate issues and U.S. Treasuries). This scenario was in complete contrast to the extreme pricing pressure that corporate securities experienced throughout most of 2002. Many investors, who up until this point had been avoiding risk, began to increase their appetite for credit risk in consideration of the historically wide spreads between yields on corporate bonds and U.S. Treasury securities, favorable market conditions, improved corporate balance sheets and indications suggesting the U.S. economy would improve in 2003. In terms of market performance, U.S. Treasury bond yields rose irregularly over this quarter (although yields declined toward the end of the year as prices advanced). As for key events that transpired during the quarter, North Korea joined Iraq as a headline risk. The sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending.

--------
5 Duration is a common gauge of the price sensitivity of a fixed income assets of portfolio to a change in interest rates.
6 Fannie Mae obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some mortgages that are not back by the U.S. government.
7 The FOMC is a policy-making body of the Federal Reserve System responsible for employment, stable price and a sustainable pattern of international trade and payments.
8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
9 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

In conclusion, U.S. Treasury securities' returns for the fourth quarter of 2002 were reasonable for shorter-term U.S. Treasuries although negative for longer-term bonds scheduled to mature at later dates.

High Yield

Although a series of challenges weighed upon the high-yield market, particularly during the first half of the reporting period, performance improved as the period progressed as reflected by the return of the Salomon Smith Barney High Yield Market Index ("SSB High Yield Index"),/10/ which returned negative 1.52% (which was below the Fund's performance) for 2002 as a whole.

In contrast to 2001, when the FOMC cut the short-term fed funds rate on 11 occasions to stimulate economic activity, the FOMC refrained from reducing its target for the rate during the first quarter of 2002 (and refrained from adjusting its target until November). As the reporting period advanced, encouraging economic data and large amount of inflows of capital into high-yield mutual funds helped propel the high-yield market higher, despite increased market volatility that ensued following reports of bankruptcies in the corporate sector, corporate integrity concerns and a sizeable number of credit downgrades of corporate debt by major debt-rating agencies. The rally proved short-lived, however, as additional reported discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements further weakened investor confidence, which had already been hovering at fragile levels. These developments caused credit markets to re-price lower.

In June of 2002, investors' concerns about additional reports of accounting improprieties at some corporations, discouraged many of them from investing in bonds of companies with more complex financials. We believe investors' aversion to these issues contributed to the decline in the high-yield market in June, as the SSB High Yield Index returned negative 8.81% for the month. A combination of factors including weakness in the equity markets, corporate scandals, earnings restatements, weak economic data (which raised concerns among some investors about the possibility of a double-dip recession) and large amount of capital outflow from high-yield mutual funds pushed the high-yield market lower.

As the period advanced, a stock market rally, forecasts of interest rate cuts, declining default rate, bargain hunting for oversold securities and positive flows of capital into mutual funds fueled the high-yield market. However, investors remained cautious due to the lack of business spending, low consumer confidence readings, the possibility of war with Iraq and company-specific problems.

During this final quarter of 2002, in an effort to fuel the U.S. economy, the FOMC reduced its target for the fed funds rate on November 6th by half a percentage point to 1.25%, marking a 41-year low. That month increased optimism about the investment environment prompted by: an equity market rally, improvement in economic data and an increased possibility of avoiding war with Iraq at the time, helped drive the high-yield market higher. The SSB High Yield Index generated improved results, posting a positive return of 8.58% for the three months ended December 31, 2002.

--------
10 The SSB High Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

Looking back over calendar-year 2002 as a whole, the high-yield market's top-performing categories included containers, restaurants, consumer products, gaming, broadcast/outdoor and paper/forest products. The containers category benefited from lower raw material prices early in the year and an improving economy. Operational improvements and asset sales helped enable the restaurant category to return from "oversold" prices during the prior year. The consumer products and gaming category benefited from continued strength in consumer spending and higher credit quality in the sector. The broadcast/outdoor class performed well due to improving operating results, stronger equity issuance and a favorable regulatory environment. We believe strong balance sheets and flexible liquidity enabled paper/forest products to perform favorably, despite the limited pricing power of many companies within this sector.

The worst-performing categories included those related to wireline telecommunications, cable, airlines, utilities, wireless telecommunications, tower and supermarkets/drugstores. Accounting and regulatory concerns in addition to deteriorating industry fundamentals negatively affected the wireline telecommunications, cable, utilities, and supermarkets/drugstores sectors. Declining earnings attributable to a slowdown in air travel and the potential of more bankruptcies adversely impacted the airline sector.

Emerging Markets

Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"),/11/ returned 14.24% for 2002. During the 12-month period, EMBI+ sovereign spreads widened by 34 basis points/12/ (0.34%), closing at 765 basis points (7.65%) over yields on U.S. Treasuries. Return volatility/13/ for emerging markets debt for the year registered at 10.02%, substantially below long-term historical levels of approximately 15 to 16%.

Latin America

Latin American debt, as measured by the EMBI+, returned 7.17% for 2002, sharply underperforming non-Latin American emerging markets debt during this period. In particular, this region was affected by the political and fiscal uncertainties in Brazil, Argentina's economic difficulties during the period subsequent to the country's default on its debt obligations, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")/14/ and deteriorating fundamentals in Venezuela. Despite political instability and economic turmoil, Venezuela was the best-performing Latin credit in the Index, returning 18.74% for the fiscal year. Argentina was the weakest-performing country in the EMBI+, returning negative 5.57% for the year.

--------
11 The EMBI+ is a total return index that tracks the traded market for U.S.
   dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
12 A basis point is one one-hundredth (1/100 or 0.01) of one percent.
13 Return volatility is the standard deviation of monthly returns over the period being measured. Standard deviation measures the risk or volatility of an investment's return over a particular time period; the greater the number, the greater the risk.
14 The IMF is an international organization of 183 member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

Eastern Europe/Middle East/Africa

Overall, non-Latin American countries outperformed Latin American countries during 2002, returning 25.57% for the period (as measured by the EMBI+). In Europe, two major obstacles to the process of European Union ("EU") enlargement were removed in October of 2002. First, Ireland voted in favor of enlargement in a referendum. Secondly, and perhaps more importantly, the EU reached agreement on its agricultural policy. It is expected that the first wave of candidates will join the EU as early as January 2004. We believe the scenario of an eventual inclusion of emerging countries (including Bulgaria and Turkey) in the EU will be an important development for that market.

Gaining 35.86% for the Fund's annual period, Russia was the best EMBI+ performer. High oil prices during the period continued to strengthen Russia's credit fundamentals.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Investment-grade

When the FOMC convened for a meeting on January 28th and 29th of 2003 (after the conclusion of the reporting period), the monetary policymaking committee opted not to change its fed funds rate target. The Fed reportedly stated that rising oil prices and geopolitical risks have restrained spending and hiring by businesses. The Fed, however, noted that "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

Looking ahead, we continue to anticipate that the FOMC will keep both its monetary policy and bias unchanged in the foreseeable future with more stimulus coming out of Washington D.C. in 2003. We believe that a substantial amount of steepening (i.e., increase in the yield spread between U.S. Treasuries with short maturities and those with long maturities) has already been priced into the U.S. Treasury market due to the possibility of military action against Iraq and tempered negotiations with North Korea over its nuclear capabilities. It is possible that the FOMC could raise interest rates swiftly if business conditions improve in 2003.

In order for the U.S. economy to continue its year-long road to recovery, we believe that a shift in growth from the consumer sector toward the business sector would have to occur during the coming quarters. We believe the improvement in corporate fundamentals, continuation of productivity gains, improvement in cash flow, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003. Given our current outlook, we believe corporate debt securities may offer more favorable prospects over the coming year versus U.S. Treasuries of comparable maturities.

High Yield

We believe that an economic recovery could enhance the backdrop for the high-yield market. We anticipate a muted recovery in 2003, although we do not foresee the occurrence of a double-dip recession. Overall, our outlook for U.S. interest rates during 2003 is not overwhelmingly positive, as we think that short-term interest rates may potentially rise within the year or so. Although prices of bonds typically move opposite to yields, high-yield bonds, while subject to interest rate movements, are more highly correlated to equity market performance and potential corporate credit rating changes than higher-rated investment-grade taxable bonds with secure credit ratings. We remain somewhat cautious in terms of credit risk but believe the credit risk environment will be moderate in 2003.

We believe that the high-yield market overall is attractive based upon the recent yields of securities in this market, which in many cases exceeded 12%. (Note: High- yield bonds are subject to additional credit risk over higher-rated issues, such as the increased risk of default, because of their lower credit quality.) We believe that current valuations discount many of the negative news of the past year and that many of these concerns are likely to abate over the coming year. Many market observers anticipate the U.S. economy may improve during the next 12 to 18 months, which we believe should prove favorable for corporate earnings and help reduce the rate of defaults on corporate debt payments. In our view, the worst news with regard to corporate accounting scandals should be over, and a potential war with Iraq appears to be discounted to a significant extent into the fixed-income securities market. As these concerns ease and equity markets stabilize, after an extremely volatile year, we believe the high-yield bond market should perform favorably.

In light of the outlook above, we continue to focus on opportunities in the single-B sector/15/ on a selective basis that, in our view, offer favorable risk/reward profiles. Furthermore, we are selectively adding a moderate amount of credit risk to the portfolio by seeking suitable opportunities in lower-quality investment-grade and crossover (investment-grade/high-yield) bonds.

Emerging Markets

Assuming that the worst of investors' risk aversion to global markets as characterized in 2002 is in the past, we think that higher yields available through emerging-markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in global markets related to uncertainty regarding possible military action in Iraq. We remain vigilant in monitoring this risk.

--------
15 There is additional credit risk for debt issues in this lower credit category versus issues that have higher credit ratings.

Thank you for your investment in the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable Strategic Bond Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter J. Wilby       /s/ Roger Lavan
Peter J. Wilby           Roger M. Lavan
Executive Vice President Executive Vice President

/s/ D. J. Scott
David J. Scott
Co-Portfolio Manager

January 17, 2003


The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 and 19 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Strategic Bond Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND
 Comparison of $10,000 Investment in the Fund with the Salomon Smith Barney Broad Investment-Grade Bond Index

                                    [CHART]

                              Salomon Smith Barney
                Strategic       Broad Investment-
                Bond Fund       Grade Bond Index
                ---------     --------------------
    2/17/98      $10,000            $10,000
      12/98       10,618             10,684
      12/99       10,657             10,595
      12/00       11,436             11,823
      12/01       12,226             12,830
    12/31/02      13,307             14,124

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
 Historical Performance (unaudited)

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain  Return of  Total
Year Ended             of Year  of Year Dividends Distributions  Capital  Returns+
----------------------------------------------------------------------------------
12/31/02               $10.02   $10.39    $0.51       $0.00       $0.00     8.84%
----------------------------------------------------------------------------------
12/31/01                 9.75    10.02     0.40        0.00        0.00     6.91
----------------------------------------------------------------------------------
12/31/00                 9.66     9.75     0.62        0.00        0.00*    7.30
----------------------------------------------------------------------------------
12/31/99                10.13     9.66     0.51        0.00        0.00     0.37
----------------------------------------------------------------------------------
2/17/98** -- 12/31/98   10.00    10.13     0.47        0.01        0.01     6.18++
----------------------------------------------------------------------------------
Total                                     $2.51       $0.01       $0.01
----------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

                        Year Ended 12/31/02        8.84%
                        --------------------------------
                        2/17/98** through 12/31/02 6.04
                        --------------------------------

 Cumulative Total Return+ (unaudited)

                       2/17/98** through 12/31/02 33.07%
                       ---------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 * Amount represents less than $0.01 per share.
** Commencement of operations.
 ++Total return is not annualized, as it may not be representative of the total return for the year.

          Schedule of Investments
          December 31, 2002



   Face
  Amount                            Security                               Value
------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 36.8%
           U.S. Treasury Notes:
$   10,000  4.750% due 2/15/04......................................... $     10,395
 2,450,000  5.875% due 11/15/04 (a)(b).................................    2,646,862
   500,000  4.625% due 5/15/06 (b).....................................      539,415
 5,000,000  3.500% due 11/15/06 (a)(b).................................    5,204,690
   750,000  5.000% due 2/15/11 (b).....................................      824,297
 4,000,000  4.375% due 8/15/12 (a)(b)..................................    4,182,344
           U.S. Treasury Bonds:
    10,000  6.125% due 11/15/27 (b)....................................       11,687
    35,000  5.500% due 8/15/28.........................................       37,827
   250,000  5.250% due 2/15/29 (b).....................................      261,318
   500,000  6.125% due 8/15/29.........................................      587,148
   500,000  6.250% due 5/15/30+........................................      598,496
   225,000  5.375% due 2/15/31.........................................      245,355
           Federal National Mortgage Association (FNMA):
 6,675,000  6.000%, 30 years (c)(d)....................................    6,900,281
 5,000,000  6.500%, 30 years (c)(d)....................................    5,206,250
 6,500,000  7.000%, 30 years (c)(d)....................................    6,837,188
    78,095  8.000% due 7/1/30..........................................       84,214
    11,205  7.500% due 8/1/30..........................................       11,904
    65,427  8.000% due 8/1/30..........................................       70,554
   193,294  7.500% due 9/1/30..........................................      205,348
    33,149  8.000% due 9/1/30..........................................       35,747
   169,111  7.500% due 11/1/30.........................................      179,658
    66,902  8.000% due 1/1/31..........................................       72,144
   198,468  7.500% due 2/1/31..........................................      210,845
                                                                        ------------
           TOTAL U.S. GOVERNMENT AGENCIES AND
           OBLIGATIONS (Cost -- $33,589,077)...........................   34,963,967
                                                                        ------------
ASSET-BACKED SECURITIES -- 1.7%
   450,000 Amortizing Residential Collateral Trust, Series 2002-BC6,
            Class M2, 2.580% due 8/25/32...............................      426,140
           Bayview Financial Acquisition Trust, Class M3:
   250,000  Series 2000-D, 2.580% due 11/25/30 (e).....................      246,172
   500,000  Series 2001-CA, 2.630% due 8/25/36 (e).....................      481,405
   100,000 Contimortgage Home Equity Loan Trust, Series 1999-3, Class
            B, 7.000% due 12/25/29.....................................       83,984
    58,338 Delta Funding NIM Trust, Series 2000-1N, Notes, 12.500% due
            11/26/30 (e)...............................................       58,338
   400,000 Merit Securities Corp., Series 11PA, Class B2, 2.880% due
            9/28/32 (e)................................................      357,500
                                                                        ------------
           TOTAL ASSET-BACKED SECURITIES (Cost -- $1,677,000)..........    1,653,539
                                                                        ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.8%
   411,066 Chase Commercial Mortgage Securities Corp., Series
            2000-FL1A, Class C, 2.221% due 12/12/13 (e)................      409,624
   125,000 Commercial Mortgage Asset Trust, Series 1999-C1, Class C,
            7.350% due 1/17/32.........................................      145,016
           DLJ Commercial Mortgage Corp., Class S:
   935,677  Series 1998-CF2, 0.821% due 11/12/31 (f)...................       38,169
   533,051  Series 1998-CG1, 0.744% due 6/10/31 (f)....................       17,234
   150,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class
            A2, 6.780% due 6/15/31.....................................      170,863
                                                                        ------------
           TOTAL COMMERCIAL MORTGAGE-BACKED
           SECURITIES (Cost -- $733,486)...............................      780,906
                                                                        ------------
MORTGAGE-BACKED SECURITIES -- 1.9%
    46,414 Countrywide Mortgage-Backed Securities, Inc., Series
            1994-J, Class B1, 7.750% due 6/25/24.......................       47,197
   689,911 FANNIE MAE-ACES, Series 2000-M1, Class A, 7.390% due 1/17/13      740,379
    23,019 First Union Residential Securitization Transactions, Inc.,
            Series 1998-A, Class B2, 7.000% due 8/25/28................       23,665


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 1.9% (continued)
$400,000 G-Force CDO, Ltd., Series 2002-1A, Class BFL, 2.280% due
          6/25/37 (e)................................................ $   396,500
  95,120 GE Capital Mortgage Services Inc., Series 1998-15, Class
          B1, 6.750% due 11/25/28....................................      97,929
 374,283 Green Tree Financial Corp., Series 1997-6, Class A8, 7.070%
          due 1/15/29................................................     356,528
  87,820 Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35......      94,137
                                                                      -----------
         TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,724,489).......   1,756,335
                                                                      -----------
CORPORATE BONDS AND NOTES -- 24.9%
Basic Industries -- 3.3%
 100,000 aaiPharma Inc., 11.000% due 4/1/10..........................     100,500
  50,000 Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30....      53,942
 150,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09 (b).............     159,750
 175,000 Airgas, Inc., 9.125% due 10/1/11............................     189,875
  50,000 Applied Extrusion Technologies, Inc., Series B, 10.750% due
          7/1/11.....................................................      32,500
 100,000 Berry Plastics Corp., 10.750% due 7/15/12...................     107,000
 100,000 FMC Corp., Secured, 10.250% due 11/1/09 (e).................     108,500
  25,000 Georgia-Pacific Corp., Debentures, 9.625% due 3/15/22 (b)...      22,500
 150,000 Graphic Packaging Corp., 8.625% due 2/15/12.................     158,625
 100,000 Huntsman International LLC, 9.875% due 3/1/09...............     100,500
 125,000 ISP CHEMCO Inc., Series B, 10.250% due 7/1/11 (b)...........     130,000
 100,000 Jefferson Smurfit Group Ltd., Sr. Notes, 8.250% due 10/1/12
          (e)........................................................     102,500
  50,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11............      53,812
 100,000 MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12 (e).....     104,500
 125,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............     133,125
  85,000 Millennium America Inc., 9.250% due 6/15/08 (b).............      89,037
 200,000 Nexfor Inc., Notes, 7.250% due 7/1/12.......................     210,263
 125,000 OM Group Inc., 9.250% due 12/15/11..........................      68,125
 150,000 P&L Coal Holdings Corp., Series B, 9.625% due 5/15/08.......     159,187
         Plastipak Holdings Inc.:
 125,000  10.750% due 9/1/11.........................................     132,031
  25,000  Sr. Notes, 10.750% due 9/1/11 (e)..........................      26,406
         Radnor Holdings Corp.:
  25,000  Series B, 10.000% due 12/1/03..............................      21,375
  25,000  Sr. Notes, 10.000% due 12/1/03.............................      21,375
 175,000 Riverwood International Corp., 10.625% due 8/1/07 (b).......     182,000
 125,000 Stone Container Corp., Sr. Notes, 8.375% due 7/1/12.........     128,750
 150,000 Tembec Industries Inc., 8.500% due 2/1/11...................     151,875
  50,000 Terra Industries Inc., Series B, Sr. Notes, 10.500% due
          6/15/05....................................................      45,750
 125,000 Trimas Corp., 9.875% due 6/15/12 (e)........................     124,375
 189,945 US Airways Inc., Series 2000-3G, Pass-Through Certificates,
          7.890% due 3/1/19..........................................     198,761
                                                                      -----------
                                                                        3,116,939
                                                                      -----------
Consumer Cyclicals -- 2.0%
         Advance Stores Co., Inc.:
 100,000  10.250% due 4/15/08........................................     106,500
  25,000  Series B, 10.250% due 4/15/08..............................      26,625
 100,000 Ameristar Casinos, Inc., 10.750% due 2/15/09 (b)............     110,000
  50,000 Cole National Group Inc., Sr. Sub. Notes, 8.625% due 8/15/07      47,500
 175,000 CSK Auto Inc., 12.000% due 6/15/06..........................     188,125
 170,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08 (b).     160,650
 130,000 The Gap, Inc., Notes, 10.550% due 12/15/08 (b)..............     142,350
 150,000 The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03
          (b)........................................................     150,090
 150,000 Guitar Center Inc., Sr. Notes, 11.000% due 7/1/06...........     152,250


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
Consumer Cyclicals -- 2.0% (continued)
$ 50,000 HMH Properties Inc., Series B, 7.875% due 8/1/08............ $    48,750
 100,000 Host Marriott L.P., Series E, 8.375% due 2/15/06 (b)........      99,500
  75,000 ICON Health & Fitness, Inc., 11.250% due 4/1/12.............      65,625
 100,000 Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04...........      94,000
         Levi Strauss & Co.:
  25,000  Notes, 6.800% due 11/1/03..................................      24,750
          Sr. Notes:
 100,000    11.625% due 1/15/08......................................      98,250
  50,000    12.250% due 12/15/12 (e).................................      49,250
  50,000 Saks Inc., 9.875% due 10/1/11 (b)...........................      52,500
 175,000 Starwood Hotels & Resorts Worldwide, Inc., Notes, 7.875%
          due 5/1/12 (e).............................................     174,125
 125,000 Tommy Hilfiger U.S.A., Inc., 6.850% due 6/1/08 (b)..........     120,130
                                                                      -----------
                                                                        1,910,970
                                                                      -----------
Consumer Non-Cyclicals -- 4.8%
 175,000 AdvancePCS, 8.500% due 4/1/08...............................     182,875
  75,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08 (b).......      75,000
         Argosy Gaming Co.:
 100,000  10.750% due 6/1/09.........................................     110,500
  75,000  Sr. Sub. Notes, 9.000% due 9/1/11..........................      79,781
  75,000 Chumash Casino & Resort Enterprise, Sr. Notes, 9.000% due
          7/15/10 (e)................................................      79,875
 150,000 Coast Hotels and Casinos, Inc., 9.500% due 4/1/09...........     161,250
 150,000 CONMED Corp., 9.000% due 3/15/08............................     156,750
         Constellation Brands Inc.:
 125,000  8.500% due 3/1/09 (b)......................................     131,562
  50,000  Series B, 8.125% due 1/15/12...............................      52,000
  50,000 Fleming Cos. Inc., 10.125% due 4/1/08 (b)...................      43,250
 275,000 H.J. Heinz Co., 7.250% due 3/15/32 (e)......................     304,650
         Harrah's Operating Co., Inc.:
  50,000  7.500% due 1/15/09.........................................      55,954
  75,000  8.000% due 2/1/11..........................................      86,633
         HCA Inc.:
          Notes:
  35,000    6.910% due 6/15/05.......................................      36,797
  50,000    8.750% due 9/1/10........................................      57,627
  50,000  Sr. Notes, 7.875% due 2/1/11 (b)...........................      54,902
 180,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.............     168,300
 150,000 Horseshoe Gaming Corp., Series B, 8.625% due 5/15/09........     160,125
  85,000 IASIS Healthcare Corp., 13.000% due 10/15/09................      90,950
 100,000 Insight Health Services Corp., Series B, 9.875% due 11/1/11.      96,500
  42,000 Jafra Cosmetics International Inc., 11.750% due 5/1/08......      43,680
 230,000 MGM Grand Inc., 9.750% due 6/1/07...........................     255,300
 125,000 North Atlantic Trading Co., Series B, 11.000% due 6/15/04...     125,156
         Park Place Entertainment Corp., Sr. Sub. Notes:
  75,000  7.875% due 12/15/05........................................      76,500
  50,000  8.875% due 9/15/08 (b).....................................      53,254
 100,000  8.125% due 5/15/11 (b).....................................     104,250
  75,000 Petco Animal Supplies Inc., Sr. Sub. Notes, 0.750% due
          11/1/11....................................................      82,969
  75,000 Playtex Products Inc., 9.375% due 6/1/11....................      83,250
 150,000 Premier International Foods PLC, Sr. Notes, 12.000% due
          9/1/09.....................................................     161,250
  29,000 Pueblo Xtra International, Inc., Sr. Notes, 9.500% due
          8/1/03 (g)(h)(i)...........................................      14,101
         Rite Aid Corp.:
 125,000  11.250% due 7/1/08.........................................     116,250
  75,000  Notes, 7.125% due 1/15/07 (b)..............................      62,250

                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 4.8% (continued)
$125,000 Safeway Inc., Debentures, 7.250% due 2/1/31................. $   141,891
  75,000 Sealy Mattress Co., Series B, 10.875% due 12/15/07 (i)......      73,125
         Station Casinos Inc.:
  50,000  Sr. Notes, 8.375% due 2/15/08..............................      53,375
  50,000  Sr. Sub. Notes, 8.875% due 12/1/08 (b).....................      52,250
  75,000 Sun International Hotels Ltd., 8.875% due 8/15/11...........      76,875
  75,000 Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31......      64,343
         Triad Hospitals, Inc., Series B:
 100,000  8.750% due 5/1/09..........................................     107,625
  50,000  11.000% due 5/15/09........................................      55,500
 175,000 United Industries Corp., Series B, Sr. Sub. Notes, 9.875%
          due 4/1/09.................................................     178,500
 100,000 Vanguard Health Systems Inc., 9.750% due 8/1/11.............      96,000
 100,000 Venetian Casino Resort LLC, 2nd Mortgage, 11.000% due
          6/15/10 (e)(i).............................................     105,000
 125,000 Vicar Operating Inc., 9.875% due 12/1/09....................     135,625
  25,000 Vlasic Foods International Inc., Series B, Sr. Sub. Notes,
          10.250% due 7/1/09 (h)(i)..................................       4,406
  75,000 Winsloew Furniture, Inc., Series B, 12.750% due 8/15/07.....      61,125
                                                                      -----------
                                                                        4,569,131
                                                                      -----------
Energy -- 1.9%
 125,000 BRL Universal Equipment 2001 A, L.P., Secured, 8.875% due
          2/15/08....................................................     130,625
  60,000 Compass Minerals Group, Inc., 10.000% due 8/15/11...........      66,000
 200,000 Devon Financing Corp., 6.875% due 9/30/11 (b)...............     223,143
  75,000 Forest Oil Corp., 7.750% due 5/1/14.........................      76,875
  50,000 Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07................      51,250
  34,000 Key Energy Services, Inc., Series B, 14.000% due 1/15/09....      38,930
 175,000 Magnum Hunter Resources Inc., 9.600% due 3/15/12............     186,812
  20,000 Nuevo Energy Co., Series B, Sr. Sub. Notes, 9.375% due
          10/1/10....................................................      20,600
 100,000 Ocean Energy Inc., Series B, 8.375% due 7/1/08..............     105,750
         Pioneer Natural Resources Co.:
  50,000  6.500% due 1/15/08.........................................      51,434
  50,000  9.625% due 4/1/10..........................................      59,579
 100,000 Pogo Producing Co., Series B, Sr. Sub. Notes, 8.250% due
          4/15/11 (b)................................................     106,000
         Pride International Inc., Sr. Notes:
  50,000  9.375% due 5/1/07 (b)......................................      52,500
  50,000  10.000% due 6/1/09.........................................      54,250
 100,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11.....     104,500
 100,000 Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09.     104,500
 100,000 Western Gas Resources Inc., 10.000% due 6/15/09.............     107,500
 125,000 Westport Resources Corp., 8.250% due 11/1/11................     131,875
 250,000 Williams Cos., Inc., Series A, Notes, 6.750% due 1/15/06 (i)     176,250
                                                                      -----------
                                                                        1,848,373
                                                                      -----------
Financials -- 2.8%
 250,000 Bank of America Corp., Series MTNI, Sr. Notes, 2.108% due
          10/22/04 (i)...............................................     251,071
 250,000 Capital One Financial Corp., Notes, 7.250% due 5/1/06 (b)...     240,126
  50,000 Capstar Hotel Co., Sr. Sub. Notes, 8.750% due 8/15/07.......      33,750
         FelCor Lodging L.P.:
  25,000  9.500% due 9/15/08.........................................      25,625
 125,000  8.500% due 6/1/11..........................................     123,750
         Ford Motor Credit Co., Notes:
 125,000  7.875% due 6/15/10.........................................     125,958
  75,000  7.250% due 10/25/11........................................      72,992
 125,000 General Motors Acceptance Corp., Notes, 6.875% due 9/15/11..     124,859


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
Financials -- 2.8% (continued)
$125,000 The Goldman Sachs Group, Inc., Notes, 6.600% due 1/15/12.... $   138,362
 250,000 Household Finance Corp., Notes, 8.000% due 7/15/10..........     282,828
 200,000 International Lease Finance Corp., Notes, 6.375% due 3/15/09     213,931
  75,000 MeriStar Hospitality Corp., 9.125% due 1/15/11..............      65,625
 125,000 Morgan Stanley, Notes, 6.600% due 4/1/12....................     138,783
 150,000 Sears Roebuck Acceptance Corp., Bonds, 7.000% due 6/1/32....     126,093
  75,000 Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06....      83,813
 250,000 Standard Chartered Bank, Subordinated, 8.000% due 5/30/31
          (e)........................................................     288,715
 300,000 Washington Mutual Financial Corp., Sr. Notes, 6.875% due
          5/15/11 (b)................................................     335,361
                                                                      -----------
                                                                        2,671,642
                                                                      -----------
Housing Related -- 0.2%
         Nortek Holdings Inc., Series B, Sr. Notes:
 100,000  9.125% due 9/1/07..........................................     103,000
  75,000  8.875% due 8/1/08..........................................      77,063
                                                                      -----------
                                                                          180,063
                                                                      -----------
Manufacturing -- 1.3%
 100,000 Alliant Techsystems Inc., 8.500% due 5/15/11................     108,500
         ArvinMeritor, Inc., Notes:
  25,000  6.800% due 2/15/09.........................................      24,750
  75,000  8.750% due 3/1/12..........................................      79,285
 125,000 Breed Technologies, Inc., 9.250% due 4/15/08 (h)(i)++.......           0
  50,000 Fedders North America, Inc., 9.375% due 8/15/07.............      38,250
  75,000 Flowserve Corp., 12.250% due 8/15/10 (b)....................      82,125
  75,000 Ford Motor Co., Notes, 7.450% due 7/16/31...................      65,416
 475,000 General Electric Capital Corp., Series MTNA, Notes, 6.800%
          due 11/1/05................................................     528,776
  75,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09...................      72,375
 125,000 Sybron Dental Specialties, Inc., 8.125% due 6/15/12.........     126,875
 125,000 Terex Corp., Series B, 10.375% due 4/1/11 (b)...............     118,125
                                                                      -----------
                                                                        1,244,477
                                                                      -----------
Media/Cable -- 2.7%
  50,000 AOL Time Warner Inc., 7.625% due 4/15/31....................      51,571
         Charter Communications Holdings LLC:
          Sr. Discount Notes:
 475,000    Zero coupon until 4/1/04, (9.920% thereafter) due 4/1/11
            (h)(i)...................................................     168,625
  75,000    Zero coupon until 5/15/06, (11.750% thereafter) due
            5/15/11 (b)(h)(i)........................................      19,125
          Sr. Notes:
  50,000    10.750% due 10/1/09......................................      22,875
  50,000    9.625% due 11/15/09 (a)(b)...............................      22,500
 100,000    11.125% due 1/15/11 (b)..................................      45,750
  25,000    10.000% due 5/15/11......................................      11,250
         CSC Holdings, Inc., Sr. Sub. Debentures,
 125,000  9.875% due 2/15/13 (b).....................................     122,656
 200,000  9.875% due 4/1/23..........................................     179,250
         Echostar DBS Corp., Sr. Notes:
 125,000  10.375% due 10/1/07........................................     135,938
 150,000  9.125% due 1/15/09.........................................     158,625
 125,000  9.375% due 2/1/09..........................................     132,813
         Hollinger International Publishing Inc.:
  75,000  9.250% due 2/1/06..........................................      77,531
 100,000  9.250% due 3/15/07.........................................     104,875
  85,000 Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10 (b)....      83,088


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
Media/Cable -- 2.7% (continued)
$ 75,000 LIN Television Corp., 8.000% due 1/15/08.................... $    79,781
 125,000 Mediacom Broadband LLC, 11.000% due 7/15/13 (b).............     127,500
 110,000 Nextmedia Operating Inc., 10.750% due 7/1/11................     116,188
         NTL Inc., Sr. Notes:
 225,000  DIP Loan, 12.000% due 7/1/03++.............................     225,000
  10,000  Series A, 12.750% due 4/15/05 (g)(h)(i)....................         950
          Series B:
 100,000    10.000% due 2/15/07 (b)(g)(h)(i).........................      10,000
  65,000    Zero coupon until 4/1/03, (9.750% thereafter) due 4/1/08
            (g)(h)(i)................................................       5,525
 105,000    Zero coupon until 10/1/03, (12.375% thereafter) due
            10/1/08 (g)(h)(i)........................................       8,400
  25,000 R.H. Donnelley Inc., Sr. Sub. Notes, 10.875% due 12/15/12
          (e)........................................................      27,375
 100,000 Radio One Inc., Series B, 8.875% due 7/1/11 (b).............     107,500
  25,000 Rogers Communications Inc., Sr. Notes, 9.125% due 1/15/06...      24,156
 125,000 TeleWest Communications PLC, Sr. Discount Notes, zero
          coupon until 2/1/05, (11.375% thereafter) due 2/1/10 (h)(i)      16,250
 290,000 Time Warner Inc., 6.625% due 5/15/29........................     267,582
         United Pan-Europe Communications, Series B:
          Sr. Discount Notes:
 100,000    Zero coupon until 11/1/04, (13.375% thereafter) due
            11/1/09 (g)(h)(i)........................................       6,500
  65,000    Zero coupon until 2/1/05, (13.750% thereafter) due
            2/1/10 (g)(h)(i).........................................       4,225
          Sr. Notes:
 125,000    11.250% due 2/1/10 (g)(h)(i).............................      10,000
  75,000    11.500% due 2/1/10 (g)(h)(i).............................       6,000
 175,000 Yell Finance BV, Sr. Notes, 10.750% due 8/1/11 (b)..........     193,375
                                                                      -----------
                                                                        2,572,779
                                                                      -----------
Publishing/Printing -- 0.2%
  50,000 Dex Media East LLC, Sr. Notes, 9.875% due 11/15/09 (e)......      53,750
  50,000 Quebecor World Inc., Sr. Sub. Notes, 8.375% due 11/15/08....      52,089
 125,000 R.H. Donnelley Inc., Sr. Sub. Notes, 9.125% due 6/1/08......     125,031
                                                                      -----------
                                                                          230,870
                                                                      -----------
Services and Other -- 0.9%
         Allied Waste North America Inc., Series B:
 100,000  8.875% due 4/1/08..........................................     102,000
  75,000  10.000% due 8/1/09 (b).....................................      74,813
  50,000  9.250% due 9/1/12 (e)......................................      51,500
  75,000 Brand Services, Inc., Sr. Sub. Notes, 12.000% due 10/15/12
          (e)........................................................      79,125
 250,000 Cendant Corp., Notes, 7.750% due 12/1/03....................     256,389
         Iron Mountain Inc.:
  50,000  8.750% due 9/30/09.........................................      51,813
  50,000  8.250% due 7/1/11..........................................      51,750
  25,000  8.625% due 4/1/13..........................................      26,250
  50,000 Mail-Well I, Inc., Series B, 8.750% due 12/15/08 (b)........      32,750
  50,000 Pierce Leahy Command Co., 8.125% due 5/15/08................      51,375
 125,000 Sitel Corp., 9.250% due 3/15/06.............................     115,625
                                                                      -----------
                                                                          893,390
                                                                      -----------
Technology -- 0.8%
 175,000 L-3 Communications Corp., 7.625% due 6/15/12................     181,125
  50,000 Motorola Inc., Sr. Notes, 8.000% due 11/1/11 (b)............      51,848
  75,000 Seagate Technology HDD Holdings, Sr. Notes, 8.000% due
          5/15/09 (e)................................................      78,000
         Unisys Corp., Sr. Notes:
  25,000  8.125% due 6/1/06..........................................      26,188
 125,000  7.875% due 4/1/08 (b)......................................     128,125


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



  Face
 Amount                           Security                                Value
----------------------------------------------------------------------------------
Technology -- 0.8% (continued)
$150,000 Xerox Capital Europe PLC, 5.875% due 5/15/04................. $   144,000
 100,000 Xerox Corp., Notes, 5.500% due 11/15/03 (b)..................      98,000
                                                                       -----------
                                                                           707,286
                                                                       -----------
Telecom -- 3.5%
  75,000 American Cellular Corp., 9.500% due 10/15/09.................      14,625
 140,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (b).......     109,900
         AT&T Corp.:
 175,000  Notes, 6.500% due 3/15/13...................................     175,936
 225,000  Sr. Notes, 8.500% due 11/15/31..............................     248,854
 810,000 AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31....     796,251
 250,000 Cox Communications Inc., Notes, 7.750% due 11/1/10...........     285,165
         Crown Castle International Corp., Sr. Notes:
  50,000  9.000% due 5/15/11 (b)......................................      40,250
  35,000  9.375% due 8/1/11 (b).......................................      29,225
  75,000  10.750% due 8/1/11 (b)......................................      66,000
         Global Crossing Holding Ltd.:
  70,000  9.125% due 11/15/06 (g)(h)(i)...............................       2,450
  50,000  9.625% due 5/15/08 (g)(h)(i)................................       1,750
         Nextel Communications, Inc.:
 185,000  Sr. Discount Notes, 9.750% due 10/31/07 (i).................     172,050
 280,000  Sr. Notes, 9.375% due 11/15/09 (b)..........................     254,800
 325,000 Qwest Corp., Notes, 8.875% due 3/15/12 (e)...................     316,875
         Spectrasite Holdings Inc.:
  30,000  Series B, Sr. Notes, 10.750% due 3/15/10 (b)(g)(h)(i).......      11,250
          Sr. Discount Notes:
  25,000    Zero coupon until 7/15/03, (12.000% thereafter) due
             7/15/08 (g)(h)(i)........................................       8,125
  25,000    Zero coupon until 3/15/05, (12.875% thereafter) due
             3/15/10 (g)(h)(i)........................................       6,625
         Sprint Capital Corp.:
 175,000  6.875% due 11/15/28.........................................     141,323
 300,000  8.750% due 3/15/32..........................................     285,868
 250,000  Notes, 8.375% due 3/15/12 (b)...............................     249,223
  16,000 TeleCorp PCS Inc., 10.625% due 7/15/10.......................      17,280
  75,000 Viacom Inc., 6.625% due 5/15/11 (b)..........................      84,907
                                                                       -----------
                                                                         3,318,732
                                                                       -----------
Transportation -- 0.1%
  50,000 Teekay Shipping Corp., 8.320% due 2/1/08.....................      51,563
                                                                       -----------
Utilities -- 0.4%
         Calpine Corp.:
 125,000  8.500% due 5/1/08...........................................      55,000
          Sr. Notes:
  50,000    7.875% due 4/1/08.........................................      21,250
  25,000    7.750% due 4/15/09 (b)....................................      10,625
  25,000    8.625% due 8/15/10 (b)....................................      10,750
         CMS Energy Corp.:
 175,000  Sr. Notes, 9.875% due 10/15/07..............................     166,434
  25,000  X-TRAS Pass-Through Trust I, Pass-Through Certificates,
            7.000% due 1/15/05........................................      21,762
 125,000 Dominion Fiber Ventures LLC, Secured, 7.050% due 3/15/05 (e).     121,949
                                                                       -----------
                                                                           407,770
                                                                       -----------
         TOTAL CORPORATE BONDS AND NOTES (Cost -- $23,655,690)........  23,723,985
                                                                       -----------


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



   Face
  Amount                            Security                               Value
------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.1%
Technology -- 0.0%
$   75,000 Sanmina Corp., zero coupon due 9/12/20 (h).................. $     30,938
                                                                        ------------
Telecom -- 0.1%
    75,000 American Tower Corp., Notes, 5.000% due 2/15/10.............       48,938
                                                                        ------------
           TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $60,001).........       79,876
                                                                        ------------
SOVEREIGN BONDS -- 12.3%
Brazil -- 3.4%
           Federative Republic of Brazil:
   150,000  11.250% due 7/26/07........................................      115,500
   850,000  11.500% due 3/12/08........................................      650,250
    25,000  9.375% due 4/7/08..........................................       17,625
   125,000  14.500% due 10/15/09.......................................      104,375
   900,000  12.000% due 4/15/10........................................      657,000
 2,375,000  12.250% due 3/6/30 (a).....................................    1,662,500
                                                                        ------------
                                                                           3,207,250
                                                                        ------------
Bulgaria -- 0.5%
           Republic of Bulgaria:
    97,000  IAB, 2.688% due 7/28/11 (i)................................       90,453
   357,143  Series A, FLIRB, 2.688% due 7/28/12 (i)....................      340,625
                                                                        ------------
                                                                             431,078
                                                                        ------------
Colombia -- 0.8%
           Republic of Colombia:
   325,000  8.625% due 4/1/08..........................................      325,813
   100,000  10.000% due 1/23/12........................................      101,500
   325,000  11.750% due 2/25/20........................................      349,375
                                                                        ------------
                                                                             776,688
                                                                        ------------
Ecuador -- 0.7%
           Republic of Ecuador:
   500,000  12.000% due 11/15/12.......................................      285,000
   875,000  6.000% due 8/15/30 (i).....................................      367,500
                                                                        ------------
                                                                             652,500
                                                                        ------------
Italy -- 0.5%
   500,000 Region of Lombardy, 5.804% due 10/25/32.....................      522,255
                                                                        ------------
Jamaica -- 0.0%
    20,000 Government of Jamaica, 12.750% due 9/1/07 (e)...............       23,050
                                                                        ------------
Mexico -- 2.1%
           United Mexican States:
   385,000  8.375% due 1/14/11.........................................      436,013
 1,050,000  8.300% due 8/15/31 (a).....................................    1,110,375
   500,000  Series B, Par Bonds, 6.250% due 12/31/19...................      493,750
                                                                        ------------
                                                                           2,040,138
                                                                        ------------
Panama -- 0.5%
           Republic of Panama:
   171,814  2.750% due 7/17/16 (i).....................................      137,022
   300,000  9.375% due 1/16/23.........................................      310,500
                                                                        ------------
                                                                             447,522
                                                                        ------------


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



   Face
  Amount                            Security                               Value
-----------------------------------------------------------------------------------
Peru -- 0.2%
$  269,500 Republic of Peru, PDI Bonds, 4.500% due 3/7/17 (i).......... $   212,737
                                                                        -----------
Philippines -- 0.4%
   385,000 Republic of Philippines, 9.875% due 1/15/19.................     383,075
                                                                        -----------
Russia -- 2.3%
 2,775,375 Russian Federation, 5.000% due 3/31/30 (a)(i)...............   2,209,892
                                                                        -----------
Turkey -- 0.8%
           Republic of Turkey:
   225,000  12.375% due 6/15/09........................................     246,375
   450,000  11.500% due 1/23/12........................................     465,750
    50,000  11.875% due 1/15/30........................................      52,750
                                                                        -----------
                                                                            764,875
                                                                        -----------
Uruguay -- 0.1%
   175,000 Republic of Uruguay, 7.625% due 1/20/12.....................      89,250
                                                                        -----------
           TOTAL SOVEREIGN BONDS (Cost -- $10,663,144).................  11,760,310
                                                                        -----------
LOAN PARTICIPATIONS -- 0.6%
Algeria -- 0.1%
           The People's Democratic Republic of Algeria:
    33,332  Tranche 1, 2.625% due 9/4/06 (CS First Boston Corp.) (j)...      31,332
    91,912  Tranche 3, 2.625% due 3/4/10 (J.P. Morgan Chase & Co.) (j).      82,721
                                                                        -----------
                                                                            114,053
                                                                        -----------
Morocco -- 0.5%
   200,000 Kingdom of Morocco, Tranche A, 2.563% due 1/5/09 (CS First
            Boston Corp.) (j)..........................................     183,500
   265,698 Kingdom of Morocco, Tranche A, 2.563% due 1/5/09 (J.P.
            Morgan Chase & Co.) (j)....................................     243,778
                                                                        -----------
                                                                            427,278
                                                                        -----------
           TOTAL LOAN PARTICIPATIONS (Cost -- $521,811)................     541,331
                                                                        -----------

  Shares
----------
COMMON STOCK -- 0.0%
     1,014 Axiohm Transactions Solutions Inc. (Cost -- $0).............           0
                                                                        -----------
PREFERRED STOCK -- 0.3%
     1,625 CSC Holdings Inc............................................     151,531
     1,225 CSC Holdings Inc............................................     116,681
                                                                        -----------
           TOTAL PREFERRED STOCK (Cost -- $284,275)....................     268,212
                                                                        -----------
  Rights
----------
RIGHTS -- 0.0%
   114,845 ContiFinancial Corp., Units of Interest, (Represents
            interests in a trust in the liquidation of ContiFinancial
            Corp. and its affiliates)++................................       4,522
     1,250 Republic of Venezuela, Par Rights, expiring 4/15/20++.......           0
           United Mexican States, Value Recovery Rights:
   250,000  Series B, expiring 6/30/04.................................         138
   250,000  Series C, expiring 6/30/05.................................         138
   250,000  Series D, expiring 6/30/06.................................         938
   250,000  Series E, expiring 6/30/07.................................         138
                                                                        -----------
           TOTAL RIGHTS (Cost -- $4,532)...............................       5,874
                                                                        -----------
           SUB-TOTAL INVESTMENTS
           (Cost -- $72,913,505).......................................  75,534,335
                                                                        -----------


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2002 (continued)



   Face
  Amount                            Security                               Value
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.6%
COMMERCIAL PAPER -- 19.2%
$1,507,000 Alpine Securitization Corp., yield 1.380% due 1/14/03....... $ 1,506,249
 1,520,000 DaimlerChrysler AG, yield 1.960% due 1/14/03................   1,518,924
 1,520,000 Excelon Corp., yield 1.950% due 1/14/03.....................   1,518,929
 1,520,000 Four Winds Funding Corp., yield 2.000% due 1/14/03..........   1,518,902
 1,520,000 General Motors Acceptance Corp., yield 1.950% due 1/14/03...   1,518,930
 2,280,000 Greenwich Funding Corp., yield 1.380% due 1/14/03...........   2,278,864
 1,520,000 Mermaid Funding Corp., yield 1.920% due 1/14/03.............   1,518,946
 2,280,000 MICA Funding LLC, yield 1.400% due 1/14/03..................   2,278,847
 2,280,000 Nieuw Amsterdam Receivables Corp., yield 1.400% due 1/14/03.   2,278,864
 2,280,000 Polonius Inc., yield 1.380% due 1/14/03.....................   2,278,864
                                                                        -----------
           TOTAL COMMERCIAL PAPER (Cost -- $18,216,319)................  18,216,319
                                                                        -----------
REPURCHASE AGREEMENT -- 1.4%
 1,348,000 State Street Bank and Trust Co., 1.050% due 1/2/03;
            Proceeds at maturity -- $1,348,079; (Fully collateralized
            by U.S. Treasury Bonds, 9.250% due 2/15/16; Market
            value -- $1,381,256) (a) (Cost -- $1,348,000)..............   1,348,000
                                                                        -----------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost -- $19,564,319).......................................  19,564,319
                                                                        -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $92,477,824*)...................................... $95,098,654
                                                                        -----------

--------
(a)Securities with an aggregated market value of $18,836,164 are segregated as collateral for mortgage dollar rolls/to-be-announced securities.
(b)All or a portion of this security is on loan (See Note 12).
(c)Mortgage dollar roll (See Note 11).
(d)Security is issued on a to-be-announced basis (See Note 10).
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)Interest only security.
(g)Security is currently in default.
(h)Non-income producing security.
(i)Rate shown reflects rate in effect at December 31, 2002 on instrument with variable rates or step coupon rates.
(j)Participation interests were acquired through the financial institutions indicated parenthetically.
 + Security is segregated as collateral for open futures contract commitments. ++Security is valued in accordance with fair valuation procedures.
*  Aggregate cost for Federal income tax purposes is $92,497,142.

Abbreviations used in this schedule:

CDO    -- Collateralized Debt Obligation.
DIP    -- Debtor in Possession.
FLIRB  -- Front-Loaded Interest Reduction Bonds.
IAB    -- Interest Arrears Bonds.
PDI    -- Past Due Interest.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2002

ASSETS:
  Investments, at value (Cost -- $72,913,505).................................... $ 75,534,335
  Short-term investments, at amortized cost......................................   19,564,319
  Cash...........................................................................          960
  Collateral for securities on loan (Note 12)....................................   11,235,913
  Dividends and interest receivable..............................................    1,133,461
  Receivable for Fund shares sold................................................       44,688
  Deferred organization costs....................................................          811
                                                                                  ------------
  Total Assets...................................................................  107,514,487
                                                                                  ------------
LIABILITIES:
  Payable for securities purchased...............................................   18,825,504
  Payable for securities on loan (Note 12).......................................   11,235,913
  Management fee payable.........................................................       40,167
  Deferred dollar roll income....................................................       15,013
  Payable from broker -- variation margin........................................        7,812
  Administration fee payable.....................................................        3,152
  Payable for Fund shares purchased..............................................          836
  Accrued expenses...............................................................       54,276
                                                                                  ------------
  Total Liabilities..............................................................   30,182,673
                                                                                  ------------
Total Net Assets................................................................. $ 77,331,814
                                                                                  ============
NET ASSETS:
  Par value of capital shares.................................................... $      7,442
  Capital paid in excess of par value............................................   75,545,192
  Undistributed net investment income............................................      207,385
  Accumulated net realized loss from security transactions and futures contracts.   (1,196,391)
  Net unrealized appreciation of investments and futures contracts...............    2,768,186
                                                                                  ------------
Total Net Assets................................................................. $ 77,331,814
                                                                                  ============
Shares Outstanding...............................................................    7,442,260
                                                                                  ------------
Net Asset Value, per share.......................................................       $10.39
                                                                                  ------------


20


                      See Notes to Financial Statements.

          Statement of Operations
          For the Year Ended December 31, 2002

INVESTMENT INCOME:
  Interest.................................................................... $4,312,024
  Dividends...................................................................     31,085
                                                                               ----------
  Total Investment Income.....................................................  4,343,109
                                                                               ----------
EXPENSES:
  Management fee (Note 2).....................................................    477,998
  Shareholder communications..................................................     43,000
  Custody.....................................................................     40,301
  Administration fee (Note 2).................................................     31,867
  Audit and legal.............................................................     30,948
  Interest expense............................................................     11,921
  Amortization of deferred organization costs.................................      6,245
  Directors' fees.............................................................      4,249
  Registration fees...........................................................      2,000
  Shareholder and system servicing fees.......................................        120
  Other.......................................................................      5,001
                                                                               ----------
  Total Expenses..............................................................    653,650
  Less: Management fee waiver (Note 2)........................................     (7,121)
                                                                               ----------
  Net Expenses................................................................    646,529
                                                                               ----------
Net Investment Income.........................................................  3,696,580
                                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 6 AND 7):
  Realized Loss From:
   Security transactions (excluding short-term securities)....................   (625,738)
   Futures contracts..........................................................     (4,327)
   Foreign currency transactions..............................................       (981)
                                                                               ----------
  Net Realized Loss...........................................................   (631,046)
                                                                               ----------
  Change in Net Unrealized Appreciation of Investments and Futures Contracts:
   Beginning of year..........................................................    142,960
   End of year................................................................  2,768,186
                                                                               ----------
  Increase in Net Unrealized Appreciation.....................................  2,625,226
                                                                               ----------
Net Gain on Investments, Futures Contracts and Foreign Currencies.............  1,994,180
                                                                               ----------
Increase in Net Assets From Operations........................................ $5,690,760
                                                                               ==========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended December 31,



                                                                      2002          2001
                                                                  ------------  -----------
OPERATIONS:
  Net investment income.......................................... $  3,696,580  $ 2,160,280
  Net realized loss..............................................     (631,046)    (372,010)
  Increase in net unrealized appreciation........................    2,625,226      526,563
                                                                  ------------  -----------
  Increase in Net Assets From Operations.........................    5,690,760    2,314,833
                                                                  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................   (3,633,960)  (1,853,222)
                                                                  ------------  -----------
  Decrease in Net Assets From Distributions to Shareholders......   (3,633,960)  (1,853,222)
                                                                  ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares...............................   47,032,036   28,146,991
  Net asset value of shares issued for reinvestment of dividends.    3,633,960    1,853,222
  Cost of shares reacquired......................................  (22,029,335)  (9,002,700)
                                                                  ------------  -----------
  Increase in Net Assets From Fund Share Transactions............   28,636,661   20,997,513
                                                                  ------------  -----------
Increase in Net Assets...........................................   30,693,461   21,459,124
NET ASSETS:
  Beginning of year..............................................   46,638,353   25,179,229
                                                                  ------------  -----------
  End of year*................................................... $ 77,331,814  $46,638,353
                                                                  ============  ===========
* Includes undistributed net investment income of:...............     $207,385     $113,531
                                                                  ============  ===========



                      See Notes to Financial Statements.

          Statement of Cash Flows
          For the Year Ended December 31, 2002


CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio investments........................................ $(49,297,840)
  Proceeds from disposition of long-term portfolio investments and principal paydowns.   31,394,198
  Net purchase of short-term portfolio investments....................................   (4,296,644)
                                                                                       ------------
                                                                                        (22,200,286)
  Net investment income...............................................................    3,696,580
  Amortization of net premium/discount on investments.................................     (278,637)
  Amortization of organization expenses...............................................        6,245
  Net change in receivables/payables related to operations............................     (403,186)
                                                                                       ------------
  Net Cash Flows Used by Operating Activities.........................................  (19,179,284)
                                                                                       ------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Reverse repurchase agreements.......................................................   (4,831,250)
  Net proceeds from sales of shares...................................................   46,987,348
  Cost of shares reacquired...........................................................  (23,355,089)
  Increase in dollar roll transactions................................................      379,977
  Proceeds from shares issued in reinvestment of dividends............................    3,633,960
  Dividends and distributions paid....................................................   (3,633,960)
                                                                                       ------------
  Net Cash Flows Provided by Financing Activities.....................................   19,180,986
                                                                                       ------------
Net Increase in Cash..................................................................        1,702
Payable to Bank, Beginning of year....................................................         (742)
                                                                                       ------------
Cash, End of year..................................................................... $        960
                                                                                       ============

                      See Notes to Financial Statements.

          Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to seek a high level of current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2002 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn, is a subsidiary of Citigroup Inc., ("Citigroup") acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly. Salomon Brothers Asset Management Ltd.

          Notes to Financial Statements
          (continued)


("SBAM Ltd."), an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Fund. SBAM Ltd. is compensated by SBAM at no additional expense of the Fund.

For the year ended December 31, 2002, SBAM voluntarily waived a portion of its management fee amounting to $7,121.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. For the year ended December 31, 2002, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

        Purchases:
           U.S. government agencies and obligations........ $11,390,332
           Other investment securities.....................  37,950,096
                                                            -----------
                                                            $49,340,428
                                                            ===========
        Sales:
           U.S. government agencies and obligations........ $ 6,897,499
           Other investment securities.....................  24,361,482
                                                            -----------
                                                            $31,258,981
                                                            ===========

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation........................ $ 3,838,690
Gross unrealized depreciation........................  (1,237,178)
                                                      -----------
Net unrealized appreciation.......................... $ 2,601,512
                                                      ===========

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A

          Notes to Financial Statements
          (continued)


reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.


During the year ended December 31, 2002, reverse repurchase agreement transactions for the Fund were as follows:

Maximum amount outstanding........................ $4,912,500
                                                   ==========
Average amount outstanding........................ $1,536,164
                                                   ==========

Interest rates on reverse repurchase agreements ranged from 0.10% to 1.65% during the year ended December 31, 2002 for the Fund. Interest expense on reverse repurchase agreements totaled $11,921.

At December 31, 2002, the Fund did not have any open reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk, which may be in excess of the amount recognized on the Statement of Assets and Liabilities that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At December 31, 2002, the Fund had the following open futures contracts:

                            # of                 Basis      Market   Unrealized
Purchased Contracts       Contracts Expiration   Value      Value       Gain
-------------------       --------- ---------- ---------- ---------- ----------
U.S. Treasury 5 Year
  Notes..................    50        3/03    $5,515,144 $5,662,500  $147,356
                                                                      ========

7. Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At December 31, 2002, the Fund did not hold any forward foreign currency contracts.

          Notes to Financial Statements
          (continued)



8. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written call or put option contracts.

9. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund did not hold any when-issued securities.

10. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund held TBA securities with a total cost of $18,261,078.

          Notes to Financial Statements
          (continued)



11. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2002 was approximately $12,109,077.

12. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund loaned securities having a market value of $10,866,138. The Fund received cash collateral amounting to $11,235,913 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Interest earned by the Fund from securities lending for year ended December 31, 2002 was $14,967.

13. Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fee allocated to the Fund was $450. Since the line of credit was established there have been no borrowings.

14. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2002, the Fund held loan participations with a total cost of $521,811.

          Notes to Financial Statements
          (continued)



15. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $1,030,000 of unused capital loss carryforwards available to offset future realized gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                                                    2007    2008     2009     2010
                                                   ------ -------- -------- --------
Capital loss carryforward......................... $5,000 $134,000 $322,000 $569,000

16. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

Undistributed ordinary income.................................... $   207,385
                                                                  ===========
Accumulated capital losses....................................... $(1,029,717)
                                                                  ===========
Unrealized appreciation.......................................... $ 2,601,512
                                                                  ===========

The difference between book basis and tax basis unrealized depreciation for the Fund is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

Ordinary income.................................................. $3,633,960
Long-term capital gains..........................................         --
                                                                  ----------
Total............................................................ $3,633,960
                                                                  ==========

17. Capital Stock

At December 31, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
Shares sold.......................................     4,564,137         2,772,813
Shares issued on reinvestment of dividends........       350,138           185,508
Shares reacquired.................................    (2,124,954)         (887,564)
                                                      ----------         ---------
Net Increase......................................     2,789,321         2,070,757
                                                      ==========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                     2002     2001     2000      1999    1998(1)
                                                   -------  -------  -------   -------  -------
Net Asset Value, Beginning of Year................  $10.02    $9.75    $9.66    $10.13   $10.00
                                                   -------  -------  -------   -------  -------
Income (Loss) From Operations:
 Net investment income (2)........................    0.51     0.48     0.56      0.60     0.38
 Net realized and unrealized gain (loss)..........    0.37     0.19     0.15     (0.56)    0.24
                                                   -------  -------  -------   -------  -------
 Total Income From Operations.....................    0.88     0.67     0.71      0.04     0.62
                                                   -------  -------  -------   -------  -------
Less Distributions From:
 Net investment income............................   (0.51)   (0.40)   (0.62)    (0.51)   (0.47)
 Net realized gains...............................      --       --       --        --    (0.01)
 Capital..........................................      --       --    (0.00)*      --    (0.01)
                                                   -------  -------  -------   -------  -------
Total Distributions...............................   (0.51)   (0.40)   (0.62)    (0.51)   (0.49)
                                                   -------  -------  -------   -------  -------
Net Asset Value, End of Year......................  $10.39   $10.02    $9.75     $9.66   $10.13
                                                   =======  =======  =======   =======  =======
Total Return (3)..................................    8.84%    6.91%    7.30%     0.37%    6.18%++
Net Assets, End of Year (000s).................... $77,332  $46,638  $25,179   $16,709  $10,438
Ratios to Average Net Assets:
 Operating expenses (2)(4)........................    1.00%    1.00%    1.00%     1.00%    1.00%+
 Interest expense.................................    0.02     0.09       --        --       --
 Total expenses...................................    1.02     1.09     1.00      1.00     1.00+
 Net investment income............................    5.80     5.88     7.39      7.19     6.23+
Portfolio Turnover Rate...........................      54%      74%      74%      120%      84%

--------
(1) For the period from February 17, 1998 (commencement of operations) to December 31, 1998.
(2)S BAM has waived all or a portion of its management fees for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $2,558 for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                           Expense Ratios (Including
         Decreases to          Interest Expense)
     Net Investment Income  Without Fee Waiver and
           Per Share         Expense Reimbursement
     --------------------- -------------------------
2002         $0.00*                  1.03%
2001          0.01                   1.21
2000          0.03                   1.39
1999          0.06                   1.48
1998          0.04                   1.79+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.00%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

          Report of Independent Accountants


To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable Strategic Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Strategic Bond Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 24, 2003

          Additional Stockholder Information
          (unaudited)



Result of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc ("Investment Company") was held on August 19, 2002, for the purpose of considering and voting upon the election of Directors and the approval of certain amendments to the Charter. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

             Nominees                     Votes For  Votes Withheld
             --------                     ---------- --------------
             Carol L. Colman............. 54,632,097   2,613,764
             Daniel P. Cronin............ 54,692,911   2,552,951
             Leslie H. Gelb.............. 54,532,645   2,713,217
             Dr. Riordan Roett........... 54,628,086   2,617,776
             Jeswald W. Salacuse......... 54,667,611   2,578,757
             R. Jay Gerken............... 54,602,180   2,535,709
             Heath B. McLendon........... 54,710,153   2,643,682

2. Approval of Amendments to the Charter

Stockholders considered and voted upon certain amendments to the Investment Company's Charter whereby the Investment Company, if authorized by the Directors and subject to applicable federal and state law, would be permitted to redeem shares of any series from a stockholder.

                    Votes For  Votes Against Votes Abstained
                    ---------  ------------- ---------------
                    51,362,785   2,916,186      2,966,890

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Variable Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

          Additional Information
          (unaudited)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Investment Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                          Number of
                                 Position(s)                         Principal          Portfolios in
                                  Held with  Term of Office*       Occupation(s)        Fund Complex       Other
                                 Investment   and Length of         During Past          Overseen by   Directorships
Name, Address and Age              Company     Time Served          Five Years            Director    Held by Director
---------------------            ----------- --------------- -------------------------- ------------- -----------------
Non-Interested Directors:
Carol L. Colman                   Director        Since      President, Colman               33             None
Colman Consulting Co., Inc.                       1998       Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                  Director        Since      Associate General               30             None
Pfizer Inc.                                       1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                    Director        Since      President, The Council on       32       Director of 2
The Council on Foreign Relations                  2002       Foreign Relations;                       registered
58 East 68th Street                                          formerly, Columnist,                     investment
New York, NY 10021                                           Deputy Editorial Page                    companies advised
Age 65                                                       Editor, Op-Ed Page,                      by Advantage
                                                             The New York Times                       Advisers, Inc.
                                                                                                      ("Advantage")

Riordan Roett                     Director        Since      Professor and Director,         32       The Latin America
The Johns Hopkins University                      2002       Latin America Studies                    Equity Fund, Inc.
1740 Massachusetts Ave. NW                                   Program, Paul H. Nitze
Washington, DC 20036                                         School of Advanced
Age 64                                                       International Studies, The
                                                             Johns Hopkins University

Jeswald W. Salacuse               Director        Since      Henry J. Braker Professor       32       Director of 2
Tufts University -- The Fletcher                  2002       of Commercial Law and                    registered
 School of Law & Diplomacy                                   formerly Dean, The                       investment
160 Packard Avenue                                           Fletcher School of Law &                 companies advised
Medford, MA 02155                                            Diplomacy, Tufts                         by Advantage
Age 65                                                       University; formerly,
                                                             Fulbright Distinguished
                                                             Chair in Comparative
                                                             Law, University of Trento,
                                                             Italy.

          Additional Information
          (unaudited) (continued)


                                                                                            Number of
                                 Position(s)                           Principal          Portfolios in
                                  Held with    Term of Office*       Occupation(s)        Fund Complex       Other
                                 Investment     and Length of         During Past          Overseen by   Directorships
Name, Address and Age              Company       Time Served          Five Years            Director    Held by Director
---------------------          --------------- --------------- -------------------------- ------------- ----------------
Interested Director:
R. Jay Gerken                  Chairman,            Since      Managing Director of            227            None
Salomon Smith Barney Inc.      President and        2002       Salomon Smith Barney
399 Park Avenue, 4th Floor     Chief Executive                 Inc. ("SSB"); Chairman,
New York, NY 10022             Officer                         President and Chief
Age 51                                                         Executive Officer of Smith
                                                               Barney Fund Management
                                                               LLC ("SBFM"), Travelers
                                                               Investment Adviser, Inc.
                                                               ("TIA") and Citi Fund
                                                               Management Inc.

Officers:

Lewis E. Daidone               Executive Vice       Since      Managing Director of            N/A            N/A
SSB                            President and        2002       SSB; Former Chief
125 Broad Street, 11th Floor   Chief                           Financial Officer of Smith
New York, NY 10004             Administrative                  Barney Mutual Funds;
Age 45                         Officer                         Director and Senior Vice
                               Senior Vice          1998-      President of SBFM and
                               President and        2002       TIA
                               Treasurer

Alan J. Blake                  Executive Vice       Since      Managing Director of            N/A            N/A
Salomon Brothers Asset         President            2002       Salomon Brothers Asset
 Management Inc                                                Management Inc
399 Park Avenue, 4th Floor                                     ("SBAM")
New York, NY 10022
Age 52

James E. Craige                Executive Vice       Since      Managing Director of            N/A            N/A
SBAM                           President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

John B. Cunningham             Executive Vice       Since      Managing Director of            N/A            N/A
SBAM                           President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

John G. Goode                  Executive Vice       Since      Managing Director of            N/A            N/A
SBAM                           President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable                 Executive Vice       Since      Managing Director of            N/A            N/A
SBAM                           President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 44

          Additional Information
          (unaudited)(continued)


                                                                                       Number of
                              Position(s)                          Principal         Portfolios in
                               Held with    Term of Office*      Occupation(s)       Fund Complex       Other
                              Investment     and Length of        During Past         Overseen by   Directorships
Name, Address and Age           Company       Time Served         Five Years           Director    Held by Director
---------------------        -------------- --------------- ------------------------ ------------- ----------------

Michael A. Kagan             Executive Vice      Since      Managing Director of          N/A            N/A
SBAM                         President           2002       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Roger M. Lavan               Executive Vice      Since      Managing Director of          N/A            N/A
SBAM                         President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Beth A. Semmel               Executive Vice      Since      Managing Director of          N/A            N/A
SBAM                         President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby               Executive Vice      Since      Managing Director of          N/A            N/A
SBAM                         President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson         Executive Vice      Since      Managing Director of          N/A            N/A
SBAM                         President           1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Andrew Beagley               Vice President      Since      Director of SBAM              N/A            N/A
SBAM                         and Chief           2002
399 Park Avenue, 4th Floor   Anti-Money
New York, NY 10022           Laundering
Age 41                       Compliance
                             Officer

Frances M. Guggino           Controller          Since      Vice President of SSB         N/A            N/A
SSB                                              2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor           Secretary           Since      Managing Director of          N/A            N/A
SSB                                              1998       SSB; General Counsel and
300 First Stamford Place                                    Secretary of SBFM and
4th Floor                                                   TIA
Stamford, CT 06902
Age 52

--------
*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

          Tax Information
          (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

   .   A corporate dividends received deduction of 0.81%.

A total of 18.56% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER                           Officers
   Salomon Brothers Asset Management Inc     R. JAY GERKEN
   399 Park Avenue                              Chairman, President and
   New York, New York 10022                     Chief Executive Officer
                                             LEWIS E. DAIDONE
CUSTODIAN                                       Executive Vice President and
   State Street Bank and Trust Company          Chief Administrative Officer
   225 Franklin Street                       ALAN J. BLAKE
   Boston, Massachusetts 02110                  Executive Vice President
                                             JAMES E. CRAIGE
LEGAL COUNSEL                                   Executive Vice President
   Simpson Thacher & Bartlett                JOHN B. CUNNINGHAM
   425 Lexington Avenue                         Executive Vice President
   New York, New York 10017                  JOHN G. GOODE
                                                Executive Vice President
INDEPENDENT ACCOUNTANTS                      PETER J. HABLE
   PricewaterhouseCoopers LLP                   Executive Vice President
   1177 Avenue of the Americas               MICHAEL A. KAGAN
   New York, New York 10036                     Executive Vice President
                                             ROGER M. LAVAN
Directors                                       Executive Vice President
CAROL L. COLMAN                              BETH A. SEMMEL
DANIEL P. CRONIN                                Executive Vice President
LESLIE H. GELB                               PETER J. WILBY
R. JAY GERKEN                                   Executive Vice President
RIORDAN ROETT                                GEORGE J. WILLIAMSON
JESWALD W. SALACUSE                             Executive Vice President
                                             ANDREW BEAGLEY
                                                Vice President and
                                                Chief Anti-Money Laundering
                                                Compliance Officer
                                             FRANCES M. GUGGINO
                                                Controller
                                             CHRISTINA T. SYDOR
                                                Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022
                                                                        03-4511

       [SALOMON BROTHERS
       Variable Series Funds Inc]



   Annual
   Report
   2002

   DECEMBER 31, 2002


..  SMALL CAP GROWTH FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Letter From the Chairman



DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable Small Cap Growth Fund ("Fund")/1/, replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Sincerely,
/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer
--------
1The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-account. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

[PHOTO]
R. Jay Gerken
Chairman, President and Chief Executive Officer

[GRAPHIC]

             [GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Letter From the Manager

INVESTMENT STRATEGY

The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with small market capitalizations,/1/ and related investments. Small market capitalization companies are those with total market capitalizations similar to those of companies included in the Russell 2000 Growth Index ("Russell 2000 Growth")/2/ at the time of investment.

PERFORMANCE UPDATE/3/

For the year ended December 31, 2002, the Fund returned negative 34.71%. In comparison, the Russell 2000 Growth, returned negative 30.26% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

Despite strong fourth quarter performance, most major U.S. equity market indices finished in the red for the third year in a row. The Russell 2000 Index ("Russell 2000")/4/ declined 20.48%, the S&P 500 Index/5/ declined 22.09%, and the Nasdaq Composite Index/6/ fell 31.53%. Within the Russell 2000, growth stocks/7/ dramatically underperformed value stocks:/8/ the benchmark, Russell 2000 Growth, fell 30.26% compared to 11.43% for the Russell 2000 Value Index./9/ To illustrate the magnitude of the bear market that we have experienced over the past three years, the Russell 2000 declined approximately 44% from the market's peak in March 2000 to its trough on October 9, 2002.

--------
1The Fund invests in companies with small market capitalizations, which may be more volatile and entail more risk than large capitalization stocks.
2The Russell 2000 Growth measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasting growth values. (A price-to-book ratio is the price of the stock compared to the difference between the company's assets and liabilities). Please note that an investor cannot invest directly in an index.
3The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected would reduce the performance of the Fund.
4The Russell 2000 measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
5The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 6The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
7Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed-income investments but are subject to greater market fluctuations.
8Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
9The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities). Please note that an investor cannot invest directly in an index.

During the first half of the year, investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major market indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also adversely affected investor sentiment.

For the full year, technology and telecommunications stocks led the market's drop yet again, accounting for approximately one-half of the Russell 2000 Growth's decline. Although technology and telecommunications stocks rallied sharply in the fourth quarter, both sectors ended the year down more than 45%. Financials and real estate were the only two sectors of the Russell 2000 Growth that posted positive returns for the year.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund declined 34.71% compared to the negative 30.82% average return of the funds that comprise its peer group, the Lipper small-cap growth fund category./10/ The Fund also underperformed the Russell 2000 Growth, which declined 30.26%.

The Fund's underperformance relative to its benchmark was primarily the result of our stock selection strategy in the basic industry sector. In particular, metal-based specialty chemicals producer OM Group, Inc. penalized performance substantially. The company announced in October that it was changing its accounting policy for inventories; it formerly had capitalized some expenses into inventories, increasing reported earnings. Similar accounting methods were disallowed at several other metals companies, including Barrick Gold Corp. and Newmont Mining Corp. We exited from the Fund's position in OM Group, Inc. immediately upon the disclosure of the accounting issue. Security selection in the healthcare sector also penalized performance, but that was spread across several different biotechnology stocks. In terms of its sector allocation strategy, the Fund benefited from its overweighted position in financials and underweighted position in technology.

Several technology companies were among the largest positive contributors to the Fund's performance, including ADTRAN, Inc., NetScreen Technologies, Inc., Entegris Inc. and Lucent Technologies Inc. Evergreen Resources, Inc., an oil exploration and production company, also contributed favorably to performance.

--------
10Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the twelve-month period ended December 31, 2002, calculated among 74 funds in the Lipper small cap growth fund category with reinvestment of dividends and capital gains excluding sales charges.

In addition to OM Group, Inc., several detractors to the Fund's performance came from the healthcare sector, including Medarex, Inc., Ligand
Pharmaceuticals Inc., QLT Inc. and DJ Orthopedics Inc. The Fund continues to hold each of these stocks, and we added to several of them based on weakness earlier in the year.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Given current interest rate levels and equity market valuations, we continue to have a positive outlook for the U.S. equity market. Although certain economic reports in December questioned the sustainability of the recovery, we continue to expect the economy to grow, albeit at a slower pace than envisioned previously. In addition, we are watching the consumer carefully. Consumers have sustained the economy so far in the recovery, and the question remains: How much longer can they continue doing so?

The resignations of Treasury Secretary O'Neill and presidential economic advisor Lawrence Lindsey suggest that the Bush administration is taking a more proactive approach to reviving the weak economy. We believe future possible stimulative measures proposed by the administration, coupled with the U.S. Federal Reserve Board's 50 basis point/11/ reduction of the federal funds rate ("fed funds rate")/12/ in early November, should help foster continued economic growth. However, near-term geopolitical events could lead to continued volatility in the equity markets.

The Fund remains broadly diversified across market sectors and currently has a market-neutral position relative to the benchmark in the technology sector, which is the largest sector within the benchmark. Within technology, we remain focused on companies with strong balance sheets and relatively predictable earnings streams. As a result of strong performance of the Fund's biotechnology holdings during the fourth quarter of 2002, the Fund ended the year with an overweighted position in the healthcare sector. In biotechnology, we continue to favor companies in late-stage product development. The Fund remains overweight in the financials sector, where our focus is on reinsurance and insurance brokerage stocks that we believe should benefit from an improving pricing cycle.

--------
11A basis point is one one-hundredth (1/100 or 0.01) of one percent.
12The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

Thank you for your investment in the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable Small Cap Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

The Small Cap Growth Fund Team

January 15, 2003

The information provided in this commentary by the portfolio management team represents the opinion of the portfolio management team and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio management team and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND
 Comparison of $10,000 Investment in the Fund with Russell 2000 Index and Russell 2000 Growth Index
                            [CHART]

                  Small Cap    Russell 2000   Russell 2000
                 Growth Fund      Index       Growth Index
                 -----------   ------------   ------------
    11/8/1999      $10,000       $10,000         $10,000
    12/1999         12,160        11,132          11,763
    12/2000         14,194        10,796           9,125
    12/2001         13,169        11,833           8,296
    12/31/2002       8,598         9,409           5,785

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain  Return of  Total
Year Ended             of Year  of Year Dividends Distributions  Capital  Returns+
-----------------------------------------------------------------------------------
12/31/02               $12.59   $ 8.22    $0.00       $0.00       $0.00    (34.71)%
-----------------------------------------------------------------------------------
12/31/01                13.57    12.59     0.00        0.00        0.00     (7.22)
-----------------------------------------------------------------------------------
12/31/00                12.16    13.57     0.00*       0.61        0.00*    16.73
-----------------------------------------------------------------------------------
11/8/99** -- 12/31/99   10.00    12.16     0.00        0.00        0.00     21.60++
-----------------------------------------------------------------------------------
Total                                     $0.00*      $0.61       $0.00*
-----------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Year Ended 12/31/02                                                            (34.71)%
--------------------------------------------------------------------------------------
11/8/99** through 12/31/02                                                      (4.69)
--------------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

11/8/99** through 12/31/02                                                        (14.02)%
-----------------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

Schedule of Investments
December 31, 2002



 Shares                          Security                           Value
----------------------------------------------------------------------------
COMMON STOCK -- 81.9%
Basic Materials -- 3.3%
   11,500 AK Steel Holding Corp. (a)(b).......................... $   92,000
    6,900 Georgia Gulf Corp. (c).................................    159,666
    3,100 IMC Global, Inc........................................     33,077
    3,800 Mohawk Industries, Inc. (a)(c).........................    216,410
   12,400 PolyOne Corp...........................................     48,608
                                                                  ----------
                                                                     549,761
                                                                  ----------
Capital Goods -- 1.1%
    6,500 AGCO Corp. (a)(b)......................................    143,650
    1,000 L-3 Communications Holdings, Inc. (a)(c)...............     44,910
                                                                  ----------
                                                                     188,560
                                                                  ----------
Communications -- 2.0%
   41,000 Dobson Communications Corp., Class A Shares (a)........     90,610
   17,900 Entravision Communications Corp., Class A Shares (a)(c)    178,642
   28,600 UnitedGlobalCom Inc., Class A Shares (a)...............     68,640
                                                                  ----------
                                                                     337,892
                                                                  ----------
Consumer Cyclicals -- 7.2%
    3,600 99 Cents Only Stores (a)(c)............................     96,696
    3,800 Aeropostale Inc. (a)(b)(c).............................     40,166
   10,100 American Eagle Outfitters, Inc. (a)(b)(c)..............    139,178
    1,900 California Pizza Kitchen, Inc. (a)(c)..................     47,880
    6,200 Chico's FAS Inc. (a)...................................    117,242
    2,000 DeVry, Inc. (a)(c).....................................     33,220
    3,400 Fastenal Co. (c).......................................    127,126
    4,800 Genesco Inc. (a).......................................     89,424
    8,600 Linens 'n Things, Inc. (a).............................    194,360
    5,500 MSC Industrial Direct Co., Class A Shares (a)..........     97,625
    4,500 Pacific Sunwear of California, Inc. (a)(c).............     79,605
    4,400 Zale Corp. (a).........................................    140,360
                                                                  ----------
                                                                   1,202,882
                                                                  ----------
Consumer Non-Cyclicals -- 1.7%
    3,200 Bunge Ltd. (c).........................................     76,992
    9,800 Pathmark Stores, Inc. (a)..............................     49,686
   11,400 Young Broadcasting Inc., Class A Shares (a)(c).........    150,138
                                                                  ----------
                                                                     276,816
                                                                  ----------
Energy -- 6.9%
    2,300 Newfield Exploration Co. (a)...........................     82,915
    3,300 Noble Energy, Inc......................................    123,915
   10,400 Ocean Energy, Inc......................................    207,688
    2,200 Pogo Producing Co. (c).................................     81,950
    8,700 Premcor Inc. (a)(c)....................................    193,401
    8,500 Rowan Cos., Inc. (c)...................................    192,950
    6,200 SEACOR SMIT Inc. (a)...................................    275,900
                                                                  ----------
                                                                   1,158,719
                                                                  ----------
Financial Services -- 17.7%
    8,800 Arthur J. Gallagher & Co. (c)..........................    258,544
    5,900 Banknorth Group, Inc...................................    133,340
    8,000 Brown & Brown Inc......................................    258,560
    2,600 City National Corp.....................................    114,374
    5,400 Commerce Bancorp, Inc. (c).............................    233,226


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



Shares                      Security                          Value
----------------------------------------------------------------------
Financial Services -- 17.7% (continued)
 4,400 Hilb Rogal & Hamilton Co........................... $   179,960
 7,500 IPC Holdings, Ltd. (a).............................     236,550
20,200 Knight Trading Group, Inc. (a).....................      96,758
 2,700 Legg Mason, Inc....................................     131,058
 4,600 Mercantile Bankshares Corp. (b)....................     177,514
 3,100 New York Community Bancorp, Inc....................      89,528
 8,900 PartnerRe Ltd. (b).................................     461,198
 1,700 Platinum Underwriters Holdings, Ltd. (a)(c)........      44,795
 3,700 UCBH Holdings, Inc. (c)............................     157,065
 4,700 W.P. Stewart & Co. Ltd. (c)........................      84,224
10,300 Waddell & Reed Financial, Inc., Class A Shares (c).     202,601
 2,300 Westamerica Bancorporation (c) ....................      92,414
                                                           -----------
                                                             2,951,709
                                                           -----------
Healthcare -- 19.0%
49,400 Applera Corp. -- Celera Genomics Group (a)(b)(c)...     471,770
11,900 Celgene Corp. (a)..................................     255,493
 8,200 The Cooper Cos., Inc. (c)..........................     205,164
 4,600 Diagnostic Products Corp...........................     177,652
30,800 DJ Orthopedics, Inc. (a)...........................     115,808
13,900 Humana Inc. (a)....................................     139,000
47,800 Inhale Therapeutic Systems, Inc. (a)(c)............     386,224
23,600 Ligand Pharmaceuticals Inc., Class B Shares (a)(c).     126,732
63,600 Medarex, Inc. (a)(c)...............................     251,220
11,200 Pharmacopeia, Inc. (a).............................      99,904
35,300 QLT Inc. (a)(c)....................................     301,392
 8,800 Respironics Inc. (a)(c)............................     267,793
30,200 The TriZetto Group, Inc. (a).......................     185,428
 4,400 Universal Health Services, Inc., Class B Shares (a)     198,440
                                                           -----------
                                                             3,182,020
                                                           -----------
Real Estate Investment Trust -- 1.9%
 3,100 Alexandria Real Estate Equities, Inc. (b)..........     132,060
 5,800 PS Business Parks, Inc., Class A Shares............     184,440
                                                           -----------
                                                               316,500
                                                           -----------
Technology -- 21.1%
80,800 3Com Corp. (a).....................................     374,104
 3,400 Activision, Inc. (a)(b)(c).........................      49,606
 6,800 Adaptec Inc. (a)(b)(c).............................      38,420
 3,500 ADTRAN, Inc. (a)(b)(c).............................     115,150
14,100 Advanced Digital Information Corp. (a)(b)..........      94,611
 4,800 Advanced Fibre Communication, Inc. (a)(b)(c).......      80,064
17,100 Aeroflex Inc. (a)(b)...............................     117,990
10,900 AsiaInfo Holdings, Inc. (a)(c).....................      69,106
 2,300 Asyst Technology, Inc. (a)(c)......................      16,905
 6,300 ATI Technologies, Inc. (a).........................      29,301
17,800 Axcelis Technologies, Inc. (a).....................      99,840
42,600 CIENA Corp. (a)....................................     218,964
14,100 CommScope, Inc. (a)(c).............................     111,390
21,200 DDi Corp. (a)(c)...................................       4,664
13,100 Entegris Inc. (a)(c)...............................     134,930
14,100 EXAR Corp. (a)(c)..................................     174,840
 2,600 Harris Corp. (c)...................................      68,380
 9,100 i2 Technologies, Inc. (a)..........................      10,465
12,500 Ingram Micro Inc., Class A Shares (a)..............     154,375


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



  Shares                                      Security                                         Value
-------------------------------------------------------------------------------------------------------
Technology -- 21.1% (continued)
    11,500 Insight Enterprises, Inc. (a)(c)................................................ $    95,565
     5,300 Integrated Circuit Systems, Inc. (a)(c).........................................      96,725
    12,200 J.D. Edwards & Co. (a)(c).......................................................     137,616
     3,200 Kulicke & Soffa Industries, Inc. (a)(c).........................................      18,304
    16,400 Lawson Software, Inc. (a)(c)....................................................      94,300
     7,300 McDATA Corp., Class A Shares (a)................................................      51,830
     9,900 Netscreen Technologies, Inc. (a)(c).............................................     166,716
    16,100 Perot Systems Corp., Class A Shares (a).........................................     172,592
     8,800 Plexus Corp. (a)(c).............................................................      77,264
     9,200 Semtech Corp. (a)(c)............................................................     100,464
    12,500 Silicon Storage Technology Inc. (a)(c)..........................................      50,500
     5,300 Tech Data Corp. (a)(c)..........................................................     142,888
    11,200 Tekelec (a)(c)..................................................................     117,040
    14,700 THQ Inc. (a)(c).................................................................     194,775
     5,400 Ulticom, Inc. (a)...............................................................      40,446
                                                                                            -----------
                                                                                              3,520,130
                                                                                            -----------
           TOTAL COMMON STOCK (Cost -- $18,255,901)........................................  13,684,989
                                                                                            -----------

  Rights
-----------
RIGHTS -- 0.0%
     2,800 Bank United Corp., Contingent Rights (a) (Cost -- $703).........................         280
                                                                                            -----------
           SUB-TOTAL INVESTMENTS (Cost -- $18,256,604).....................................  13,685,269
                                                                                            -----------

   Face
  Amount
-----------
REPURCHASE AGREEMENTS (c) -- 18.1%
$1,509,000 Greenwich Capital Markets, 1.100% due 1/2/03; Proceeds at
            maturity -- $1,509,092; (Fully collateralized by U.S. Treasury Notes, 1.750%
            due 12/31/04; Market value -- $1,539,840)......................................   1,509,000
 1,508,000 State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at
            maturity -- $1,508,088; (Fully collateralized by U.S. Treasury Bonds, 9.250%
            due 2/15/16; Market value -- $1,541,513).......................................   1,508,000
                                                                                            -----------
           TOTAL REPURCHASE AGREEMENTS (Cost -- $3,017,000)................................   3,017,000
                                                                                            -----------
           TOTAL INVESTMENTS -- 100% (Cost -- $21,273,604*)................................ $16,702,269
                                                                                            ===========

--------
(a)Non-income producing security.
(b)Securities with an aggregate market value of $1,748,408 are segregated as collateral for open futures contracts commitments.
(c)All or a portion of this security is on loan (See Note 8).
 * Aggregate cost for Federal income tax purposes is $21,487,061.


                      See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2002



ASSETS:
  Investments, at value (Cost -- $18,256,604).................................. $13,685,269
  Repurchase agreements, at value (Cost -- $3,017,000).........................   3,017,000
  Cash.........................................................................         883
  Collateral for securities on loan (Note 8) ..................................   4,051,557
  Receivable for securities sold...............................................      25,397
  Dividends and interest receivable............................................       4,738
  Receivable from broker -- variation margin...................................         800
                                                                                -----------
  Total Assets.................................................................  20,785,644
                                                                                -----------
LIABILITIES:
  Payable for securities on loan (Note 8)......................................   4,051,557
  Payable for Fund shares purchased............................................     491,471
  Payable for securities purchased.............................................     129,909
  Management fee payable.......................................................      10,153
  Administration fee payable...................................................         677
  Accrued expenses.............................................................      54,495
                                                                                -----------
  Total Liabilities............................................................   4,738,262
                                                                                -----------
Total Net Assets............................................................... $16,047,382
                                                                                ===========
NET ASSETS:
  Par value of capital shares.................................................. $     1,951
  Capital paid in excess of par value..........................................  23,830,905
  Undistributed net investment income..........................................       1,764
  Accumulated net realized loss on security transactions and futures contracts.  (3,164,839)
  Net unrealized depreciation of investments and futures contracts.............  (4,622,399)
                                                                                -----------
Total Net Assets............................................................... $16,047,382
                                                                                ===========
Shares Outstanding.............................................................   1,951,393
                                                                                -----------
Net Asset Value, per share.....................................................       $8.22
                                                                                -----------


                      See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2002

   INVESTMENT INCOME:
     Dividends................................................. $    87,937
     Interest..................................................      55,964
                                                                -----------
     Total Investment Income...................................     143,901
                                                                -----------
   EXPENSES:
     Management fee (Note 2)...................................     131,091
     Audit and legal...........................................      27,848
     Shareholder communications................................      25,699
     Custody...................................................      22,574
     Administration fee (Note 2)...............................       8,739
     Directors' fees...........................................       4,249
     Registration fees.........................................       1,000
     Shareholder and system servicing fees.....................         121
     Other.....................................................       5,500
                                                                -----------
     Total Expenses............................................     226,821
                                                                -----------
   Net Investment Loss.........................................     (82,920)
                                                                -----------
   REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FUTURES CONTRACTS (NOTES 3 AND 6):
     Realized Loss From:
      Security transactions (excluding short-term securities)..  (1,929,939)
      Futures contracts........................................    (483,803)
                                                                -----------
     Net Realized Loss.........................................  (2,413,742)
                                                                -----------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments and Futures Contracts:
      Beginning of year........................................     622,392
      End of year..............................................  (4,622,399)
                                                                -----------
     Increase in Net Unrealized Depreciation...................  (5,244,791)
                                                                -----------
   Net Loss on Investments and Futures Contracts...............  (7,658,533)
                                                                -----------
   Decrease in Net Assets From Operations...................... $(7,741,453)
                                                                ===========


                      See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                            2002          2001
                                                        ------------  ------------
OPERATIONS:
 Net investment loss................................... $    (82,920) $    (55,030)
 Net realized loss.....................................   (2,413,742)     (572,030)
 (Increase) decrease in net unrealized depreciation....   (5,244,791)      155,096
                                                        ------------  ------------
 Decrease in Net Assets From Operations................   (7,741,453)     (471,964)
                                                        ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares......................   38,498,110    20,296,467
 Cost of shares reacquired.............................  (31,000,904)  (12,596,594)
                                                        ------------  ------------
 Increase in Net Assets From Fund Share Transactions...    7,497,206     7,699,873
                                                        ------------  ------------
Increase (Decrease) in Net Assets......................     (244,247)    7,227,909
NET ASSETS:
 Beginning of year.....................................   16,291,629     9,063,720
                                                        ------------  ------------
 End of year*.......................................... $ 16,047,382  $ 16,291,629
                                                        ============  ============
* Includes undistributed net investment income of:.....       $1,764            --
                                                        ============  ============



                      See Notes to Financial Statements.

Notes to Financial Statements


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Small Cap Growth Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2002 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager, and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $84,684 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Notes to Financial Statements
(continued)


2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), a subsidiary SSBH, acts as the Fund's distributor. For the year ended December 31, 2002, there were no brokerage commissions paid to SSB.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases................................................... $18,468,101
                                                             ===========
Sales....................................................... $11,303,928
                                                             ===========

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation............................... $    832,056
Gross unrealized depreciation...............................  (5,616,848)
                                                             ------------
Net unrealized depreciation................................. $(4,784,792)
                                                             ============

4. Repurchase Agreements

When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements
(continued)



5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At December 31, 2002, the Fund had the following open futures contracts:

                           Number
                             of                              Market   Unrealized
To Buy                    Contracts Expiration Basis Value   Value       Loss
------                    --------- ---------- ----------- ---------- ----------
Russell 2000.............     8        3/03    $1,583,864  $1,532,800  $(51,064)
                                               ==========  ==========  ========

Notes to Financial Statements
(continued)


7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund did not hold any when-issued securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund loaned securities having a market value of $3,832,740. The Fund received cash collateral amounting to $4,051,557, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2002 was $2,435.

9. Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fee allocated to the Fund was $450. Since the line of credit was established there have been no borrowings.

10. Capital Loss Carryforwards

At December 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $2,494,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on the December 31 of the year indicated:

                                           2009      2010
                                         -------- ----------
                    Carryforward amounts $392,000 $2,102,000

In addition, the Fund had $506,201 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following year.

Notes to Financial Statements
(continued)



11. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

                   Undistributed ordinary income $         0
                                                 ===========
                   Accumulated capital loss..... $(2,494,480)
                                                 ===========
                   Unrealized depreciation...... $(4,784,792)
                                                 ===========

For the year ended December 31, 2002, the Fund did not make any distributions.

12. Capital Stock

At December 31, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                  Year Ended        Year Ended
                               December 31, 2002 December 31, 2001
                               ----------------- -----------------
             Shares sold......     3,823,268         1,717,408
             Shares reacquired    (3,165,458)       (1,091,797)
                                  ----------        ----------
             Net Increase.....       657,810           625,611
                                  ==========        ==========

          Financial Highlights


For a share of capital stock outstanding for each year ended December 31, unless otherwise noted:

                                              2002      2001      2000    1999(1)
                                            -------   -------   ------   -------
Net Asset Value, Beginning of Year.........  $12.59    $13.57   $12.16   $10.00
                                            -------   -------   ------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2)..........   (0.04)    (0.04)   (0.02)    0.00*
 Net realized and unrealized gain (loss)...   (4.33)    (0.94)    2.04     2.16
                                            -------   -------   ------   ------
Total Income (Loss) From Operations........   (4.37)    (0.98)    2.02     2.16
                                            -------   -------   ------   ------
Less Distributions From:
 Net investment income.....................      --        --    (0.00)*     --
 Net realized gains........................      --        --    (0.61)      --
 Capital...................................      --        --    (0.00)*     --
                                            -------   -------   ------   ------
Total Distributions........................      --        --    (0.61)      --
                                            -------   -------   ------   ------
Net Asset Value, End of Year...............  $ 8.22    $12.59   $13.57   $12.16
                                            =======   =======   ======   ======
Total Return (3)...........................  (34.71)%   (7.22)%  16.73%   21.60%++
Net Assets, End of Year (000s)............. $16,047   $16,292   $9,064   $1,801
Ratios to Average Net Assets:
 Expenses (2)(4)...........................    1.30%     1.47%    1.50%    1.50%+
 Net investment income (loss)..............   (0.47)    (0.47)   (0.23)    0.16+
Portfolio Turnover Rate....................      78%      102%     109%      16%

--------
(1) For the period from November 8, 1999 (commencement of operations) through December 31, 1999.
(2) SBAM has waived all or part of its management fees for the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBAM reimbursed the Fund for $12,692 and $27,494 in expenses for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share (increase) decrease in net investment income (loss) and the actual expense ratio would have been as follows:

                           (Increase) Decrease to  Expense Ratios Without
                               Net Investment        Fee Waivers and/or
                           Income (Loss) Per Share Expense Reimbursements
                           ----------------------- ----------------------
      2000................         $(0.07)                  2.52%
      1999................           0.20                  16.36+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants


To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of
Salomon Brothers Variable Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Small Cap Growth Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds Inc), at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2003

          Additional Information
          (unaudited)



Result of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc ("Investment Company") was held on August 19, 2002, for the purpose of considering and voting upon the election of Directors and the approval of certain amendments to the Charter. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

                 Nominees            Votes For  Votes Withheld
                 --------            ---------- --------------
                 Carol L. Colman.... 54,632,097   2,613,764
                 Daniel P. Cronin... 54,692,911   2,552,951
                 Leslie H. Gelb..... 54,532,645   2,713,217
                 Dr. Riordan Roett.. 54,628,086   2,617,776
                 Jeswald W. Salacuse 54,667,611   2,578,757
                 R. Jay Gerken...... 54,602,180   2,535,709
                 Heath B. McLendon.. 54,710,153   2,643,682

2. Approval of Amendments to the Charter

Stockholders considered and voted upon certain amendments to the Investment Company's Charter whereby the Investment Company, if authorized by the Directors and subject to applicable federal and state law, would be permitted to redeem shares of any series from a stockholder.

                   Votes For  Votes Against Votes Abstainted
                   ---------  ------------- ----------------
                   51,362,785   2,916,186      2,966,890

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Variable Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

          Additional Information
          (unaudited) (continued)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Investment Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                               Number of
                                                                          Principal          Portfolios in
                                 Position(s) Held Term of Office*       Occupation(s)        Fund Complex       Other
                                 with Investment   and Length of         During Past          Overseen by   Directorships
Name, Address and Age                Company        Time Served          Five Years            Director    Held by Director
---------------------            ---------------- --------------- -------------------------- ------------- -----------------

Non-Interested Directors:

Carol L. Colman                      Director          Since      President, Colman               33             None
Colman Consulting Co., Inc.                            1998       Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                     Director          Since      Associate General               30             None
Pfizer Inc.                                            1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                       Director          Since      President, The Council on       32       Director of 2
The Council on Foreign Relations                       2002       Foreign Relations;                       registered
58 East 68th Street                                               formerly, Columnist,                     investment
New York, NY 10021                                                Deputy Editorial Page                    companies advised
Age 65                                                            Editor, Op-Ed Page, The                  by Advantage
                                                                  New York Times                           Advisers, Inc.
                                                                                                           ("Advantage")

Riordan Roett                        Director          Since      Professor and Director,         32       The Latin America
The Johns Hopkins University                           2002       Latin America Studies                    Equity Fund, Inc.
1740 Massachusetts Ave. NW                                        Program, Paul H. Nitze
Washington, DC 20036                                              School of Advanced
Age 64                                                            International Studies, The
                                                                  Johns Hopkins University

Jeswald W. Salacuse                  Director          Since      Henry J. Braker Professor       32       Director of 2
Tufts University--                                     2002       of Commercial Law and                    registered
The Fletcher School of Law &                                      formerly Dean, The                       investment
 Diplomacy                                                        Fletcher School of Law &                 companies advised
160 Packard Avenue                                                Diplomacy, Tufts                         by Advantage
Medford, MA 02155                                                 University; formerly,
Age 65                                                            Fulbright Distinguished
                                                                  Chair in Comparative
                                                                  Law, University of Trento,
                                                                  Italy

          Additional Information
          (unaudited) (continued)


                                                                                           Number of
                                                                      Principal          Portfolios in
                             Position(s) Held Term of Office*       Occupation(s)        Fund Complex       Other
                             with Investment   and Length of         During Past          Overseen by   Directorships
Name, Address and Age            Company        Time Served          Five Years            Director    Held by Director
---------------------        ---------------- --------------- -------------------------- ------------- ----------------

Interested Director:

R. Jay Gerken                Chairman,             Since      Managing Director of            227            None
SSB                          President and         2002       Salomon Smith Barney
399 Park Avenue, 4th Floor   Chief Executive                  Inc. ("SSB"); Chairman,
New York, NY 10022           Officer                          President and Chief
Age 51                                                        Executive Officer of Smith
                                                              Barney Fund Management
                                                              LLC ("SBFM"), Travelers
                                                              Investment Adviser, Inc.
                                                              ("TIA") and Citi Fund
                                                              Management Inc.

Officers:

Lewis E. Daidone             Executive Vice        Since      Managing Director of            N/A            N/A
SSB                          President and         2002       SSB; Chief Financial
125 Broad Street, 11th Floor Chief                 1998-      Officer and Treasurer of
New York, NY 10004           Administrative        2002       mutual funds affiliated
Age 45                       Officer                          with Citigroup Inc.;
                                                              Director and Senior Vice
                                                              President of SBFM and
                             Senior Vice                      TIA
                             President and
                             Treasurer

Alan J. Blake                Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             2002       Salomon Brothers Assest
399 Park Avenue, 4th Floor                                    Management Inc.
New York, NY 10022                                            ("SBAM")
Age 52

James E. Craige              Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             1995       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

John B. Cunningham           Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 39

          Additional Information
          (unaudited) (continued)

                                                                                   Number of
                                                                 Principal       Portfolios in
                           Position(s) Held Term of Office*    Occupation(s)     Fund Complex       Other
                           with Investment   and Length of      During Past       Overseen by   Directorships
Name, Address and Age          Company        Time Served       Five Years         Director    Held by Director
---------------------      ---------------- --------------- -------------------- ------------- ----------------

John G. Goode               Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            2002       SBAM
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable              Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            2002       SBAM
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 44

Michael A. Kagan            Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            2002       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Roger M. Lavan              Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Beth A. Semmel              Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby              Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson        Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Andrew Beagley              Vice President       Since      Director of SBAM          N/A            N/A
SBAM                        and Chief            2002
399 Park Avenue, 4th Floor  Anti-Money
New York, NY 10022          Laundering
Age 41                      Compliance
                            Officer

          Additional Stockholder Information
          (unaudited)


                                                                                         Number of
                                                                     Principal         Portfolios in
                             Position(s) Held Term of Office*      Occupation(s)       Fund Complex       Other
                             with Investment   and Length of        During Past         Overseen by   Directorships
Name, Address and Age            Company        Time Served         Five Years           Director    Held by Director
---------------------        ---------------- --------------- ------------------------ ------------- ----------------

Frances M. Guggino              Controller         Since      Vice President of SSB         N/A            N/A
SSB                                                2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor              Secretary          Since      Managing Director of          N/A            N/A
SSB                                                1998       SSB; General Counsel and
300 First Stamford Place                                      Secretary of SBFM and
4th Floor                                                     TIA
Stamford, CT 06902
Age 52

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN
RIORDAN ROETT
JESWALD W. SALACUSE

Officers
R. JAY GERKEN
   Chairman, President and Chief Executive Officer
LEWIS E. DAIDONE
   Executive Vice President and
   Chief Administrative Officer
ALAN J. BLAKE
   Executive Vice President
JAMES E. CRAIGE
   Executive Vice President
JOHN B. CUNNINGHAM
   Executive Vice President
JOHN G. GOODE
   Executive Vice President
PETER J. HABLE
   Executive Vice President
MICHAEL A. KAGAN
   Executive Vice President
ROGER M. LAVAN
   Executive Vice President
BETH A. SEMMEL
   Executive Vice President
PETER J. WILBY
   Executive Vice President
GEORGE J. WILLIAMSON
   Executive Vice President
ANDREW BEAGLEY
   Vice President and Chief Anti-Money Laundering Compliance Officer FRANCES M. GUGGINO
   Controller
CHRISTINA T. SYDOR
   Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022
                                                                        03-4457

       [SALOMON BROTHERS
       Variable Series Funds Inc]


   Annual
   Report
   2002

   DECEMBER 31, 2002

..  LARGE CAP GROWTH FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Letter From the Chairman


[PHOTO]
R. Jay Gerken
Chairman, President and Chief Executive Officer

DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable Large Cap Growth Fund ("Fund"),/1/ replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's managers by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the period between its inception on April 30, 2002 and the end of its fiscal year on December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,
/s/ R. Jay Gerken
R. Jay Gerken Chairman, President and
Chief Executive Officer


--------
1The Fund is an underlying investment option of various variable-annuity products. A variable-annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-account. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

                                    [GRAPHIC]



             [GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Letter From the Manager

INVESTMENT STRATEGY

The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with large market capitalizations and related investments. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment.

PERFORMANCE UPDATE/1/

For the period between the Fund's commencement of operations on April 30, 2002 and December 31, 2002, the Salomon Brothers Variable Large Cap Growth Fund ("Fund") returned negative 19.20%. In comparison, the Russell 1000 Growth Index/2/ returned negative 19.39% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

2002 was a very difficult year for equity investors, and the third quarter of 2002 was the worst three-month period for equity markets since the fourth quarter of 1987. We believe, however, that it marked the end of this phase of the bear market. If the late 1990's marked a period of irrational exuberance, where stocks rose regardless of underlying business fundamentals, we believe that in 2002 we witnessed the mirror image of investors' emotional behavior, as stocks fell regardless of business conditions. When investor sentiment becomes this negative, equity liquidations peak and nothing in the market is working, we believe that history suggests that we are at the end of a decline.

We expect the U.S. economy to strengthen as we move into 2003. Monetary policy is extremely accommodative, mortgage refinancings are at record levels, and interest rates and inflation both remain low. As bad as current economic and political news appears to be, we do not believe that corporate earnings are falling off a cliff. Yes, difficulties remain in certain areas (the technology and telecommunications sectors, most prominently), but the majority of businesses appear to be recovering slowly. The wild card is consumer confidence, which is influenced by the daily headlines regarding corporate integrity and geopolitical issues centered in the Middle East. In our opinion, these concerns will subside slowly as they approach resolution, and we expect them to have a smaller effect on equity valuations.

The recent bear market has been very painful, on par with the 1973 to 1974 market slump, in our opinion. However, declining stock prices have created

--------
1The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

values that have not been available in some time, including a number of world-class franchise companies trading at levels we have not seen in more than 10 years. We remain convinced that a portfolio of leadership-position companies, with strong balance sheets and management teams, should be a rewarding investment over the next cycle.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund was adversely influenced by continued weakness in the technology sector, where an overweighted position in semiconductors (Intel Corp., Motorola, Inc., Texas Instruments Inc., Xilinx, Inc.) magnified negative returns. However, we believe that stock prices do not reflect these companies' underlying business fundamentals, and we were able to increase positions at what we regarded as very favorable valuations.

Financial stocks were a mixed blessing, as positive returns from regional banks (Wells Fargo & Co. and Bank One Corp.) were offset by weakness among brokerage stocks (Merrill Lynch & Co., Inc. and Morgan Stanley). We believe that brokerage stocks are proxies for the economy as a whole, and we expect recovery in these stocks to match our economic outlook for 2003. Pharmaceutical and consumer stocks were also mixed, with pockets of strength (Wm. Wrigley Jr. Co., The Procter & Gamble Co. and The Gillette Co.) offset by pockets of weakness (Merck & Co. Inc., The Coca-Cola Co. and Eli Lilly & Co.).

PORTFOLIO MANAGER OUTLOOK

Our view has grown more positive. Accordingly, we have increased the Fund's weightings in some of the more aggressive sectors, such as technology, and we have slightly reduced weightings in some of the more defensive sectors, including consumer stocks and pharmaceuticals. We expect 2003 to be the first year in a new bull market cycle, and we want the Fund to be positioned in the "best of the breed" within the large cap growth sector, with emphasis on balance sheet strength and market share gains.

Thank you for your investment in the Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable Large Cap Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

The Salomon Brothers Large Cap Equities Team

January 15, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 5 and 6 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Large Cap Growth Fund versus the Russell 1000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE LARGE CAP GROWTH FUND
 Comparison of $10,000 Investment in the Fund with Russell 1000 Growth Index
               [CHART]

                Large Cap    Russell 1000
               Growth Fund   Growth Index
               -----------   ------------
    04/30/02    $10,000       $10,000
    05/02         9,710         9,758
    06/02         8,750         8,855
    07/02         8,340         8,368
    08/02         8,330         8,393
    09/02         7,610         7,523
    10/02         8,160         8,213
    11/02         8,710         8,659
    12/31/02      8,080         8,061

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                                 Net Asset Value
                               -------------------
                               Beginning    End     Income  Capital Gain   Total
Period Ended                   of Period of Period Dividend Distribution  Return+
----------------------------------------------------------------------------------
4/30/02* -- 12/31/02            $10.00     $8.08    $0.00      $0.00     (19.20)%++
----------------------------------------------------------------------------------

 Average Annual Total Return+ (unaudited)

4/30/02* through 12/31/02++                                                        (19.20)%
------------------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

4/30/02* through 12/31/02                                                          (19.20)%
------------------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 * Commencement of operations.
 ++Total return is not annualized, as it may not be representative of the total return for the year.

Schedule of Investments
December 31, 2002



              Shares              Security                Value
              ---------------------------------------------------
              COMMON STOCK -- 77.5%
              Beverages - Non-Alcoholic -- 3.9%
                 870 The Coca-Cola Co.................. $  38,123
                                                        ---------
              Biotechnology -- 4.2%
                 670 Amgen Inc.+.......................    32,388
                 260 Genentech, Inc.+..................     8,622
                                                        ---------
                                                           41,010
                                                        ---------
              Computer Communications -- 2.2%
               1,200 Cisco Systems, Inc.+..............    15,720
                 930 Juniper Networks, Inc.+...........     6,324
                                                        ---------
                                                           22,044
                                                        ---------
              Computer Processing Hardware -- 3.7%
               1,340 Dell Computer Corp.+..............    35,831
                                                        ---------
              Foods - Specialty/Candy -- 3.2%
                 570 Wm. Wrigley Jr. Co................    31,282
                                                        ---------
              Home Improvement Chains -- 1.4%
                 560 The Home Depot, Inc...............    13,418
                                                        ---------
              Household/Personal Care -- 6.7%
               1,360 The Gillette Co...................    41,290
                 280 The Procter & Gamble Co...........    24,063
                                                        ---------
                                                           65,353
                                                        ---------
              Industrial Conglomerates -- 2.1%
                 550 General Electric Co...............    13,392
                 410 Tyco International Ltd............     7,003
                                                        ---------
                                                           20,395
                                                        ---------
              Internet Retail -- 2.5%
               1,320 Amazon.com, Inc.+.................    24,935
                                                        ---------
              Internet Software/Services -- 1.6%
               1,220 AOL Time Warner Inc.+.............    15,982
                                                        ---------
              Investment Banks/Brokers -- 5.6%
                 860 Merrill Lynch & Co., Inc..........    32,637
                 570 Morgan Stanley....................    22,754
                                                        ---------
                                                           55,391
                                                        ---------
              Major Banks -- 5.4%
                 460 Bank One Corp.....................    16,813
                 770 Wells Fargo & Co..................    36,090
                                                        ---------
                                                           52,903
                                                        ---------
              Media Conglomerates -- 2.0%
               1,230 The Walt Disney Co................    20,061
                                                        ---------
              Multi-Line Insurance -- 1.6%
                 280 American International Group, Inc.    16,198
                                                        ---------
              Packaged Software -- 4.4%
                 670 Microsoft Corp.+..................    34,639
                 530 VERITAS Software Corp.+...........     8,278
                                                        ---------
                                                           42,917
                                                        ---------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2002 (continued)



 Shares                                                  Security                                                  Value
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Major -- 10.3%
     280 Eli Lilly & Co.......................................................................................... $ 17,780
     380 Johnson & Johnson.......................................................................................   20,410
     370 Merck & Co. Inc.........................................................................................   20,946
   1,360 Pfizer Inc..............................................................................................   41,575
                                                                                                                  --------
                                                                                                                   100,711
                                                                                                                  --------
Property Casualty Insurance -- 7.4%
       1 Berkshire Hathaway Inc., Class A Shares+................................................................   72,750
                                                                                                                  --------
Semiconductors -- 7.1%
   1,940 Intel Corp..............................................................................................   30,206
   1,450 Texas Instruments Inc...................................................................................   21,764
     850 Xilinx, Inc.+...........................................................................................   17,510
                                                                                                                  --------
                                                                                                                    69,480
                                                                                                                  --------
Telecommunications Equipment -- 2.2%
   1,420 CIENA Corp.+............................................................................................    7,299
   1,600 Motorola, Inc...........................................................................................   13,840
                                                                                                                  --------
                                                                                                                    21,139
                                                                                                                  --------
         TOTAL COMMON STOCK
         (Cost -- $930,909)......................................................................................  759,923
                                                                                                                  --------
  Face
 Amount
--------
REPURCHASE AGREEMENTS -- 22.5%
$  2,000 J.P. Morgan Chase & Co., 1.040% due 1/2/03; Proceeds at maturity -- $2,000; (Fully collateralized by
          U.S. Treasury Bills and Notes, 0.000% to 3.000% due 1/2/03 to 11/15/07;
          Market value -- $2,040)................................................................................    2,000
 219,000 Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at maturity -- $219,013; (Fully collateralized by
          Fannie Mae Notes and Bonds, Sallie Mae Notes, Freddie Mac Debentures, Federal Home Loan
          Bank Bonds, Federal Farm Credit Bank Bonds, 0.000% to 7.450% due 8/15/03 to 11/15/17;
          Market value -- $223,380)..............................................................................  219,000
                                                                                                                  --------
         TOTAL REPURCHASE AGREEMENTS
         (Cost -- $221,000)......................................................................................  221,000
                                                                                                                  --------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $1,151,909*)................................................................................... $980,923
                                                                                                                  ========

--------
+  Non-income producing security.
*  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2002

ASSETS:
 Investments, at value (Cost -- $930,909)........................... $  759,923
 Repurchase agreements, at value (Cost -- $221,000).................    221,000
 Cash...............................................................        788
 Receivable for Fund shares sold....................................      2,250
 Receivable from manager............................................      1,997
 Dividends and interest receivable..................................        668
                                                                     ----------
 Total Assets.......................................................    986,626
                                                                     ----------

LIABILITIES:
 Accrued expenses...................................................     31,823
                                                                     ----------
 Total Liabilities..................................................     31,823
                                                                     ----------
Total Net Assets.................................................... $  954,803
                                                                     ==========

NET ASSETS:
 Par value of capital shares........................................ $      118
 Capital paid in excess of par value................................  1,151,992
 Undistributed net investment income................................        724
 Accumulated net realized loss from security transactions...........    (27,045)
 Net unrealized depreciation of investments.........................   (170,986)
                                                                     ----------
Total Net Assets.................................................... $  954,803
                                                                     ==========
Shares Outstanding..................................................    118,241
                                                                     ----------
Net Asset Value, per share..........................................      $8.08
                                                                     ----------


                      See Notes to Financial Statements.

Statement of Operations
For the Period Ended December 31, 2002 (a)

INVESTMENT INCOME:
  Dividends....................................................................... $   5,850
  Interest........................................................................       928
                                                                                   ---------
  Total Investment Income.........................................................     6,778
                                                                                   ---------
EXPENSES:
  Audit and legal.................................................................    24,850
  Shareholder communications......................................................    23,800
  Custody.........................................................................     6,361
  Management fee (Note 2).........................................................     4,540
  Directors' fees.................................................................     3,643
  Registration fees...............................................................       499
  Administration fee (Note 2).....................................................       303
  Shareholder and system servicing fees...........................................       120
  Other expenses..................................................................     1,001
                                                                                   ---------
  Total Expenses..................................................................    65,117
  Less: Management fee waiver and expense reimbursement (Note 2)..................   (59,063)
                                                                                   ---------
  Net Expenses....................................................................     6,054
                                                                                   ---------
Net Investment Income.............................................................       724
                                                                                   ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales............................................................    65,290
   Cost of securities sold........................................................    92,335
                                                                                   ---------
  Net Realized Loss...............................................................   (27,045)
                                                                                   ---------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period............................................................        --
   End of period..................................................................  (170,986)
                                                                                   ---------
  Increase in Net Unrealized Depreciation.........................................  (170,986)
                                                                                   ---------
Net Loss on Investments...........................................................  (198,031)
                                                                                   ---------
Decrease in Net Assets From Operations............................................ $(197,307)
                                                                                   =========

--------
(a) For the period from April 30, 2002 (commencement of operations) to December 31, 2002.


                      See Notes to Financial Statements.

Statement of Changes in Net Assets
For the Period Ended December 31, 2002 (a)


       OPERATIONS:
         Net investment income............................... $      724
         Net realized loss...................................    (27,045)
         Increase in net unrealized depreciation.............   (170,986)
                                                              ----------
         Decrease in Net Assets From Operations..............   (197,307)
                                                              ----------
       FUND SHARE TRANSACTIONS (NOTE 11):
         Net proceeds from sale of shares....................  1,164,764
         Cost of shares reacquired...........................    (12,654)
                                                              ----------
         Increase in Net Assets From Fund Share Transactions.  1,152,110
                                                              ----------
       Increase in Net Assets................................    954,803
       NET ASSETS:
         Beginning of period.................................         --
                                                              ----------
         End of period*...................................... $  954,803
                                                              ==========
        * Includes undistributed net investment income of:...       $724
                                                              ==========

--------
(a) For the period from April 30, 2002 (commencement of operations) to December 31, 2002.


                      See Notes to Financial Statements.

Notes to Financial Statements


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Large Cap Growth Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to seek long-term growth of capital. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2002 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including those of affiliated companies, and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly. For the period ended December 31, 2002, SBAM voluntarily waived all of its management fee.

Notes to Financial Statements
(continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

In addition, for the period ended December 31, 2002, SBAM reimbursed expenses of $54,523.

Salomon Smith Barney Inc. ("SSB"), another subsidiary SSBH, acts as the Fund's distributor. For the period ended December 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the period ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases................................................... $1,023,245
                                                             ==========
Sales....................................................... $   65,290
                                                             ==========

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
Gross unrealized appreciation............................... $    4,558
Gross unrealized depreciation...............................   (175,544)
                                                             ----------
Net unrealized depreciation................................. $ (170,986)
                                                             ==========

4. Repurchase Agreements

When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

Notes to Financial Statements
(continued)



When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

For the period ended December 31, 2002, the Fund did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At December 31, 2002, the Fund did not hold any futures contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2002, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)


8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund did not have any securities on loan.

9. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, $5,882 of capital loss carryforwards available to offset future capital gains, expiring in 2010. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

In addition, the Fund had $21,163 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

10. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

Undistributed ordinary income......................................... $     724
                                                                       =========
Accumulated capital losses............................................ $  (5,882)
                                                                       =========
Unrealized depreciation............................................... $(170,986)
                                                                       =========

For the period ended December 31, 2002, the Fund did not have any distributable earnings.

11. Capital Stock

At December 31, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                                         Period Ended
                                                                     December 31, 2002 (a)
                                                                     ---------------------
Shares sold.........................................................        119,761
Shares reacquired...................................................         (1,520)
                                                                     ---------------------
Net Increase........................................................        118,241
                                                                     =====================

--------
(a) For the period from April 30, 2002 (commencement of operations) to December 31, 2002.

          Financial Highlights

For a share of capital stock outstanding for the period ended December 31:

                                                                     2002(1)(2)
                                                                     ----------
Net Asset Value, Beginning of Period................................   $10.00
                                                                     ----------
Income (Loss) From Operations:
 Net investment income (3)..........................................     0.01
 Net realized and unrealized loss...................................    (1.93)
                                                                     ----------
Total Loss From Operations..........................................    (1.92)
                                                                     ----------
Net Asset Value, End of Period......................................   $ 8.08
                                                                     ==========
Total Return (4)....................................................   (19.20)%++
Net Assets, End of Period (000s)....................................     $955
Ratios to Average Net Assets:
 Expenses (3)(5)....................................................     1.00%+
 Net investment income..............................................     0.12+
Portfolio Turnover Rate.............................................        8%

--------
(1) For the period from April 30, 2002 (commencement of operations) to December 31, 2002.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment manager has waived all of its management fees for the period ended December 31, 2002. In addition, SBAM reimbursed expenses of $54,523 for the period ended December 31, 2002. If such fees were not waived and expenses not reimbursed, the per share decrease to net investment income and the annualized expense ratio would have been $0.55 and 10.76%, respectively.
(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants


To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Large Cap Growth Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 13, 2003

          Additional Stockholder Information
          (unaudited)


Result of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc ("Investment Company") was held on August 19, 2002, for the purpose of considering and voting upon the election of Directors and the approval of certain amendments to the Charter. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

                 Nominees            Votes For  Votes Withheld
                 --------            ---------- --------------
                 Carol L. Colman.... 54,632,097   2,613,764
                 Daniel P. Cronin... 54,692,911   2,552,951
                 Leslie H. Gelb..... 54,532,645   2,713,217
                 Dr. Riordan Roett.. 54,628,086   2,617,776
                 Jeswald W. Salacuse 54,667,611   2,578,757
                 R. Jay Gerken...... 54,602,180   2,535,709
                 Heath B. McLendon.. 54,710,153   2,643,682

2. Approval of Amendments to the Charter

Stockholders considered and voted upon certain amendments to the Investment Company's Charter whereby the Investment Company, if authorized by the Directors and subject to applicable federal and state law, would be permitted to redeem shares of any series from a stockholder.

                    Votes For  Votes Against Votes Abstained
                    ---------  ------------- ---------------
                    51,362,785   2,916,186      2,966,890

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Variable Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

          Additional Information
          (unaudited)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Directors of the Investment Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                               Number of
                                                                          Principal          Portfolios in
                                 Position(s) Held Term of Office*       Occupation(s)        Fund Complex       Other
                                 with Investment   and Length of         During Past          Overseen by   Directorships
                                     Company        Time Served          Five Years            Director    Held by Director
                                 ---------------- --------------- -------------------------- ------------- -----------------
Non-Interested Directors:
Carol L. Colman                      Director          Since      President, Colman               33             None
Colman Consulting Co., Inc.                            1998       Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                     Director          Since      Associate General               30             None
Pfizer Inc.                                            1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                       Director          Since      President, The Council on       32       Director of 2
The Council on Foreign Relations                       2002       Foreign Relations;                       registered
58 East 68th Street                                               formerly, Columnist,                     investment
New York, NY 10021                                                Deputy Editorial Page                    companies advised
Age 65                                                            Editor, Op-Ed Page, The                  by Advantage
                                                                  New York Times                           Advisers, Inc.
                                                                                                           ("Advantage")

Riordan Roett                        Director          Since      Professor and Director,         32       The Latin
The Johns Hopkins University                           2002       Latin America Studies                    America Equity
1740 Massachusetts Ave. NW                                        Program, Paul H. Nitze                   Fund, Inc.
Washington, DC 20036                                              School of Advanced
Age 64                                                            International Studies, The
                                                                  Johns Hopkins University

Jeswald W. Salacuse                  Director          Since      Henry J. Braker Professor       32       Director of 2
Tufts University -- The Fletcher                       2002       of Commercial Law and                    registered
School of Law & Diplomacy                                         formerly Dean, The                       investment
160 Packard Avenue                                                Fletcher School of Law &                 companies advised
Medford, MA 02155                                                 Diplomacy, Tufts                         by Advantage
Age 65                                                            University; formerly,
                                                                  Fulbright Distinguished
                                                                  Chair in Comparative
                                                                  Law, University of Trento,
                                                                  Italy.

Additional Information
(unaudited) (continued)


                                                                                           Number of
                                                                      Principal          Portfolios in
                             Position(s) Held Term of Office*       Occupation(s)        Fund Complex       Other
                             with Investment   and Length of         During Past          Overseen by   Directorships
Name, Address and Age            Company        Time Served          Five Years            Director    Held by Director
---------------------        ---------------- --------------- -------------------------- ------------- ----------------
Interested Director:
R. Jay Gerken                Chairman,             Since      Managing Director of            227            None
Salomon Smith Barney Inc.    President and         2002       Salomon Smith Barney
399 Park Avenue, 4th Floor   Chief Executive                  Inc. ("SSB"); Chairman,
New York, NY 10022           Officer                          President and Chief
Age 51                                                        Executive Officer of Smith
                                                              Barney Fund Management
                                                              LLC ("SBFM"), Travelers
                                                              Investment Adviser, Inc.
                                                              ("TIA") and Citi Fund
                                                              Management Inc.

Officers:

Lewis E. Daidone             Executive Vice        Since      Managing Director of            N/A            N/A
SSB                          President and         2002       SSB; Chief Financial
125 Broad Street, 11th Floor Chief                 1998-      Officer of Smith Barney
New York, NY 10004           Administrative        2002       Mutual Funds; Director
Age 45                       Officer                          and Senior Vice President
                             Senior Vice                      of SBFM and TIA
                             President and
                             Treasurer

Alan J. Blake                Executive Vice        Since      Managing Director of            N/A            N/A
Salomon Brothers Asset       President             2002       Salomon Brothers Asset
  Management Inc                                              Management Inc
399 Park Avenue, 4th Floor                                    ("SBAM")
New York, NY 10022
Age 52

James E. Craige              Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

John B. Cunningham           Executive Vice        Since      Managing Director of            N/A            N/A
SBAM                         President             1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

Additional Information
(unaudited) (continued)


                                                                                   Number of
                                                                 Principal       Portfolios in
                           Position(s) Held Term of Office*    Occupation(s)     Fund Complex       Other
                           with Investment   and Length of      During Past       Overseen by   Directorships
Name, Address and Age          Company        Time Served       Five Years         Director    Held by Director
---------------------      ---------------- --------------- -------------------- ------------- ----------------

John G. Goode               Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            2002       SBAM
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable              Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            2002       SBAM
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 44
Michael A. Kagan            Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            2002       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Roger M. Lavan              Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Beth A. Semmel              Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby              Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            1995       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson        Executive Vice       Since      Managing Director of      N/A            N/A
SBAM                        President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Additional Information
(unaudited) (continued)


                                                                                        Number of
                                                                    Principal         Portfolios in
                             Position(s) Held Term of Office      Occupation(s)       Fund Complex       Other
                             with Investment  and Length of        During Past         Overseen by   Directorships
Name, Address and Age            Company       Time Served         Five Years           Director    Held by Director
---------------------        ---------------- -------------- ------------------------ ------------- ----------------

Andrew Beagley                Vice President      Since      Director of SBAM              N/A            N/A
SBAM                          and Chief           2002
399 Park Avenue, 4th Floor    Anti-Money
New York, NY 10022            Laundering
Age 41                        Compliance
                              Officer

Frances M. Guggino            Controller          Since      Vice President of SSB         N/A            N/A
SSB                                               2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor            Secretary           Since      Managing Director of          N/A            N/A
SSB                                               1998       SSB; General Counsel and
300 First Stamford Place                                     Secretary of SBFM and
4th Floor                                                    TIA
Stamford, CT 06902
Age 52

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN
RIORDAN ROETT
JESWALD W. SALACUSE

Officers
R. JAY GERKEN
    Chairman, President and
    Chief Executive Officer
LEWIS E. DAIDONE
    Executive Vice President and
    Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
MICHAEL A. KAGAN
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
ANDREW BEAGLEY
   Vice President and
   Chief Anti-Money Laundering
   Compliance Officer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary


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                                   Asset Management

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